SEI Institutional Investments Trust

Prospectus as of September 30, 2010

Large Cap Fund (SLCAX)
Large Cap Diversified Alpha Fund (SCDAX)
Large Cap Disciplined Equity Fund (SCPAX)
Large Cap Index Fund (LCIAX)
Strategic U.S. Large Cap Equity Fund
Small Cap Fund (SLPAX)
Small/Mid Cap Equity Fund (SSMAX)
U.S. Managed Volatility Fund (SVYAX)
International Equity Fund (SNTAX)
World Equity Ex-US Fund (WEUSX)
Screened World Equity Ex-US Fund (SSEAX)
Emerging Markets Equity Fund
Global Equity Fund
Enhanced LIBOR Opportunities Fund (ENIAX)
Core Fixed Income Fund (SCOAX)
High Yield Bond Fund (SGYAX)
Long Duration Fund (LDRAX)
Emerging Markets Debt Fund (SEDAX)
Real Return Fund (RRPAX)
Dynamic Asset Allocation Fund (SDLAX)

Class A Shares

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not all Funds appearing in this prospectus are available for purchase in all states. You may purchase Fund shares only if they are registered in your state.

SEI / PROSPECTUS

SEI INSTITUTIONAL INVESTMENTS TRUST

About This Prospectus

FUND SUMMARY

LARGE CAP FUND	1

LARGE CAP DIVERSIFIED ALPHA FUND	5

LARGE CAP DISCIPLINED EQUITY FUND	11

LARGE CAP INDEX FUND	17

STRATEGIC U.S. LARGE CAP EQUITY FUND	21

SMALL CAP FUND	24

SMALL/MID CAP EQUITY FUND	28

U.S. MANAGED VOLATILITY FUND	32

INTERNATIONAL EQUITY FUND	37

WORLD EQUITY EX-US FUND	42

SCREENED WORLD EQUITY EX-US FUND	47

EMERGING MARKETS EQUITY FUND	53

GLOBAL EQUITY FUND	56

ENHANCED LIBOR OPPORTUNITIES FUND	59

CORE FIXED INCOME FUND	65

HIGH YIELD BOND FUND	70

LONG DURATION FUND	74

EMERGING MARKETS DEBT FUND	79

REAL RETURN FUND	84

DYNAMIC ASSET ALLOCATION FUND	89

SUMMARY OF OTHER INFORMATION ABOUT THE FUNDS	93

Purchase and Sale of Fund Shares	93

Tax Information	93

Payments to Broker-Dealers and Other Financial Intermediaries	93

MORE INFORMATION ABOUT INVESTMENTS	94

MORE INFORMATION ABOUT RISKS	94

Risk Information Common to the Funds	94

More Information About Principal Risks	95

GLOBAL ASSET ALLOCATION	100

MORE INFORMATION ABOUT THE FUNDS' BENCHMARK INDICES	101

INVESTMENT ADVISER AND SUB-ADVISERS	102

Information About Fee Waivers	104

Sub-Advisers and Portfolio Managers	105

PURCHASING AND SELLING FUND SHARES	132

HOW TO PURCHASE FUND SHARES	132

Pricing of Fund Shares	133

Frequent Purchases and Redemptions of Fund Shares	136

Foreign Investors	137

Customer Identification and Anti-Money Laundering Program	137

HOW TO SELL YOUR FUND SHARES	138

Receiving Your Money	138

Redemptions in Kind	138

Suspension of Your Right to Sell Your Shares	138

TELEPHONE TRANSACTIONS	138

DISTRIBUTION OF FUND SHARES	138

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION	139

DIVIDENDS, DISTRIBUTIONS AND TAXES	139

Dividends and Distributions	139

Taxes	139

FINANCIAL HIGHLIGHTS	141

HOW TO OBTAIN MORE INFORMATION ABOUT SEI INSTITUTIONAL INVESTMENTS TRUST	BACK COVER

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LARGE CAP FUND

Fund Summary

Investment Goal

Long-term growth of capital and income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.40%
Distribution (12b-1) Fees	None
Other Expenses	0.07%
Acquired Fund Fees and Expenses (AFFE)	0.01%
Total Annual Fund Operating Expenses	0.48%†

† Because the Fund incurred AFFE during the most recent fiscal year, the operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Large Cap Fund — Class A Shares	$49	$154	$269	$604

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 72% of the average value of its portfolio.

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Principal Investment Strategies

Under normal circumstances, the Large Cap Fund will invest at least 80% of its net assets in equity securities of large companies. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations of more than $5 billion at the time of purchase. These securities may include common stocks, preferred stocks, warrants, exchange-traded funds (ETFs) and derivative instruments whose value is based on an underlying equity security or basket of equity securities. A derivative instrument is a financial contract whose value depends on, or is derived from, an underlying asset, rate or index. The Fund may invest in derivatives, such as futures contracts either for risk management purposes or as part of its investment strategies. The Fund uses a multi-manager approach, relying on a number of Sub-Advisers with differing investment philosophies and strategies to manage portions of the Fund's portfolio under the general supervision of SIMC.

The Sub-Advisers may engage in short sales in an amount up to 20% of the Fund's value (measured at the time of investment) in an attempt to capitalize on equity securities that they believe will underperform the market or their peers. When the Sub-Advisers sell securities short they may use the proceeds from the sales to purchase long positions in additional equity securities that they believe will outperform the market or their peers. This strategy may effectively result in the Fund having a leveraged investment portfolio, which increases the potential for loss.

Principal Risks

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Derivatives Risk — The risk that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative instrument. The Fund's use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the Fund to realize higher amounts of short-term capital gain. These risks could cause the Fund to lose more than the principal amount invested.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities.

Short Sales Risk — Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Reinvesting proceeds received from short selling may create leverage which can amplify the effects of market volatility on the Fund's share price.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Investment Style Risk — The risk that large capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

Loss of money is a risk of investing in the Fund.

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Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten years, and by showing how the Fund's average annual returns for 1, 5, and 10 years, and since the Fund's inception, compared with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 17.27% (06/30/09)

Worst Quarter: -21.67% (12/31/08)

The Fund's total return from January 1, 2010 to June 30, 2010 was -7.59%.

Average Annual Total Returns (for the periods ended December 31, 2009)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Large Cap Fund	1 Year	5 Years	10 Years	Since Inception* (6/14/1996)
Return Before Taxes	29.62%	1.09%	-0.80%	5.66%
Return After Taxes on Distributions	29.27%	0.82%	-1.21%	5.01%
Return After Taxes on Distributions and Sale of Fund Shares	19.58%	0.93%	-0.81%	4.70%
Russell 1000 Index Return (reflects no deduction for fees, expenses or taxes)	28.43%	0.79%	-0.49%	5.89%

* Index returns are shown from June 30, 1996.

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Management

Investment Adviser. SEI Investments Management Corporation

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with Sub-Adviser	Title with Sub-Adviser
Aronson+Johnson+Ortiz, LP	Theodore R. Aronson Stefani Cranston Kevin M. Johnson Gina Marie N. Moore Martha E. Ortiz R. Brian Wenzinger Christopher J.W. Whitehead	Since 1974 Since 1991 Since 1982 Since 1994 Since 1983 Since 1991 Since 1996	Managing Principal Principal Principal Principal Principal Principal Principal

Brown Investment Advisory Incorporated	Kenneth M. Stuzin, CFA	Since 1996	Partner, Portfolio Manager

Delaware Management Company	Jeffrey S. Van Harte, CFA Christopher J. Bonavico, CFA Daniel J. Prislin, CFA Christopher M. Ericksen, CFA	Since 2006 Since 2006 Since 2006 Since 2006	Senior Vice President & Chief Investment
Officer — Focus Growth Equity
Vice President, Senior Portfolio Manager and
Equity Analyst
Vice President, Senior Portfolio Manager and
Equity Analyst
Vice President, Senior Portfolio Manager and
Equity Analyst

Legg Mason Capital Management, Inc.	Mary Chris Gay Robert Hagstrom, CFA	Since 1989 Since 1998	Senior Vice President & Portfolio Manager Senior Vice President & Portfolio Manager

LSV Asset Management	Josef Lakonishok Menno Vermeulen Puneet Mansharamani	Since 1994 Since 1995 Since 2000	Partner, Portfolio Manager, CEO, CIO Partner, Portfolio Manager, Senior Quantitative Analyst Partner, Portfolio Manager, Senior Quantitative Analyst

Neuberger Berman Management LLC	John J. Barker Daniel Rosenblatt Daniel J. Fletcher Lawrence K. Fisher	Since 1994 Since 1990 Since 2004 Since 1998	Managing Director Managing Director Managing Director Managing Director

Quantitative Management Associates LLC	Margaret S. Stumpp, Ph.D. Peter Xu, Ph.D. Devang Gambhirwala	Since 1987 Since 1997 Since 1986	Chief Investment Officer Managing Director Principal

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to the "Summary of Other Information About the Funds" section on page 93 of this prospectus.

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LARGE CAP DIVERSIFIED ALPHA FUND

Fund Summary

Investment Goal

Long-term growth of capital and income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.40%
Distribution (12b-1) Fees	None
Other Expenses	0.07%
Acquired Fund Fees and Expenses (AFFE)	0.03%
Total Annual Fund Operating Expenses	0.50%†

† Because the Fund incurred AFFE during the most recent fiscal year, the operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Large Cap Diversified Alpha Fund — Class A Shares	$51	$160	$280	$628

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 95% of the average value of its portfolio.

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Principal Investment Strategies

Under normal circumstances, the Large Cap Diversified Alpha Fund will invest at least 80% of its net assets in equity securities of large companies or in portfolio strategies designed to correlate to a portfolio composed of large cap equity securities. The Fund uses a multi-manager approach under the general supervision of SIMC, allocating the assets among multiple Sub-Advisers that use different investment strategies to seek to achieve returns in excess of the performance of the Russell 1000 Index. This allocation among investment strategies aims to diversify the sources from which Sub-Advisers seek to achieve excess returns (i.e., returns in excess of a benchmark index or "alpha"), thereby diversifying the relative risk of the Fund. While the Fund is expected to have an absolute return and risk profile similar to the broad U.S. large cap equity market, returns may be derived in part from investing up to 20% of the Fund in securities outside of the large cap market.

When investing directly in equity securities of large cap companies, such securities may include common stocks, preferred stocks or warrants. Sub-Advisers investing directly in equity securities may employ various strategies to seek to achieve excess returns. For example, certain Sub-Advisers may employ a long-only strategy, while other Sub-Advisers may also employ short sales. Sub-Advisers that engage in short sales may only do so in an amount up to 30% (measured at the time of investment) of the value of the portion of the Fund managed by that Sub-Adviser. When a Sub-Adviser sells securities short, it may use the proceeds from the sale to purchase long positions in additional equity securities. Short strategies may be used for both hedging and non-hedging purposes. The Fund may also invest in ETFs based on a large cap index.

Certain Sub-Advisers use portfolio strategies that are designed to correlate with a portfolio of large cap equity securities, but which are composed of derivative instruments backed by other types of securities. A derivative instrument is a financial contract whose value depends on, or is derived from, an underlying asset, rate or index. The Fund may invest in derivatives, such as futures contracts either for risk management purposes or as part of its investment strategies. These portfolio strategies are included in the Fund's principal investment strategy described above. The managers purchase derivatives, generally using only a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets in a portfolio may be invested in other types of securities. Therefore, a Sub-Adviser would seek to outperform a large cap benchmark by purchasing derivatives correlated to a broad large cap index, and investing the remaining assets in other types of securities to add excess return. This portion of the Fund's assets may be invested in a wide range of asset classes other than large cap equities. Pursuant to a derivatives strategy, the other types of securities backing the derivative instruments may include investments in U.S. and foreign corporate and government fixed income securities of different types and maturities, including mortgage-backed or other asset-backed securities, securities rated below the fourth highest rating category by an NRSRO (junk bonds), and repurchase or reverse repurchase agreements. In managing the Fund's currency exposure for foreign securities, the Sub-Advisers may buy and sell currencies for hedging or for speculative purposes. The amount of the Fund's portfolio that may be allocated to derivative strategies is expected to vary over time.

For purposes of this Fund, a large company is a company with a market capitalization in the range of companies in the Russell 1000 Index (between $157.0 million and $315.4 billion as of July 31, 2010) at the time of purchase.

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Principal Risks

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Derivatives Risk — The risk that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative instrument. The Fund's use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the Fund to realize higher amounts of short-term capital gain. These risks could cause the Fund to lose more than the principal amount invested.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Below Investment Grade Securities Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities and asset-backed securities may not have the benefit of any security interest in the related assets.

Currency Risk — Due to the Fund's active positions in currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

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Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities.

Short Sales Risk — Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Reinvesting proceeds received from short selling may create leverage which can amplify the effects of market volatility on the Fund's share price.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Investment Style Risk — The risk that large capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

Loss of money is a risk of investing in the Fund.

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Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past three years, and by showing how the Fund's average annual returns for 1 year and since the Fund's inception, compared with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 17.00% (06/30/09)

Worst Quarter: -25.55% (12/31/08)

The Fund's total return from January 1, 2010 to June 30, 2010 was -6.92%.

Average Annual Total Returns (for the periods ended December 31, 2009)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Large Cap Diversified Alpha Fund	1 Year	Since Inception (2/28/2006)
Return Before Taxes	29.39%	-3.64%
Return After Taxes on Distributions	29.05%	-4.23%
Return After Taxes on Distributions and Sale of Fund Shares	19.17%	-3.21%
Russell 1000 Index Return (reflects no deduction for fees, expenses or taxes)	28.43%	-1.33%

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Management

Investment Adviser. SEI Investments Management Corporation

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with Sub-Adviser	Title with Sub-Adviser
Analytic Investors, LLC	Harindra de Silva Dennis Bein Ryan Brown	Since 1995 Since 1995 Since 2007	President & Portfolio Manager CIO & Portfolio Manager Portfolio Manager

Aronson+Johnson+Ortiz, LP	Theodore R. Aronson Stefani Cranston Kevin M. Johnson Gina Marie N. Moore Martha E. Ortiz R. Brian Wenzinger Christopher J.W. Whitehead	Since 1974 Since 1991 Since 1982 Since 1994 Since 1983 Since 1991 Since 1996	Managing Principal Principal Principal Principal Principal Principal Principal

Delaware Management Company	Jeffrey S. Van Harte, CFA Christopher J. Bonavico, CFA Daniel J. Prislin, CFA Christopher M. Ericksen, CFA	Since 2006 Since 2006 Since 2006 Since 2006	Senior Vice President & Chief Investment
Officer — Focus Growth Equity
Vice President, Senior Portfolio Manager and
Equity Analyst
Vice President, Senior Portfolio Manager and
Equity Analyst
Vice President, Senior Portfolio Manager and
Equity Analyst

INTECH Investment Management LLC	Dr. E. Robert Fernholz Dr. Adrian Banner Joseph Runnels	Since 1987 Since 2002 Since 1998	Chief Investment Officer Co-Chief Investment Officer Vice President of Portfolio Management

Legg Mason Capital Management, Inc.	Mary Chris Gay Robert Hagstrom, CFA	Since 1989 Since 1998	Senior Vice President & Portfolio Manager Senior Vice President & Portfolio Manager

Quantitative Management Associates LLC	Margaret S. Stumpp, Ph.D. Peter Xu, Ph.D. Devang Gambhirwala	Since 1987 Since 1997 Since 1986	Chief Investment Officer Managing Director Principal

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to the "Summary of Other Information About the Funds" section on page 93 of this prospectus.

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LARGE CAP DISCIPLINED EQUITY FUND

Fund Summary

Investment Goal

Capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.40%
Distribution (12b-1) Fees	None
Other Expenses	0.07%
Acquired Fund Fees and Expenses (AFFE)	0.03%
Total Annual Fund Operating Expenses	0.50%†

† Because the Fund incurred AFFE during the most recent fiscal year, the operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Large Cap Disciplined Equity Fund — Class A Shares	$51	$160	$280	$628

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 104% of the average value of its portfolio.

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Principal Investment Strategies

Under normal circumstances, the Large Cap Disciplined Equity Fund will invest at least 80% of its net assets in equity securities of large companies. These securities may include common stocks, preferred stocks, warrants, ETFs based on a large cap equity index and derivative instruments whose value is based on an underlying equity security or basket of equity securities. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations in the range of companies in the S&P 500 Composite Stock Price Index (S&P 500 Index) (between $531.0 million and $315.4 billion as of July 31, 2010) at the time of purchase. The Fund may also engage in short sales and derivative strategies, each as described below.

The Fund seeks to exceed the total return of the S&P 500 Index, with a similar level of volatility, by investing primarily in a portfolio of common stocks included in the S&P 500 Index, as well as other equity investments and derivative instruments whose value is derived from the performance of the S&P 500 Index. The Fund uses a multi-manager approach, relying on Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. The Fund may employ Sub-Advisers that use a variety of different methods to seek to outperform the Fund's benchmark, including purchasing stocks with strong anticipated future earnings growth, selecting stocks that the Sub-Adviser believes are undervalued relative to their fundamentals, capturing returns from the natural volatility of the market and employing strategies which rotate among various sectors of the market. The Fund may also utilize one or more additional Sub-Advisers who manage in a complementary style with the objective to seek to add value over the S&P 500 Index while maintaining a similar level of volatility to the S&P 500 Index.

The Sub-Advisers may use derivative instruments or other techniques or instruments (e.g., simultaneously taking long and short positions on similar stock securities, long-only or short-only positions) to hedge the Fund against various risks and other factors that affect the portfolio's volatility. The Sub-Advisers may also use these instruments and techniques for non-hedging purposes. A derivative instrument is a financial contract whose value depends on, or is derived from, an underlying asset, rate or index. The Fund may invest in derivatives, such as futures contracts either for risk management purposes or as part of its investment strategies. The Sub-Advisers may engage in short sales in an amount up to 20% (measured at the time of investment) of the value of the portion of the Fund managed by that Sub-Adviser. When a Sub-Adviser sells securities short it may use the proceeds from the sales to purchase long positions in additional equity securities.

Certain Sub-Advisers use portfolio strategies that are designed to correlate with a portfolio of large cap equity securities, but which are composed of derivative instruments backed by other types of securities. These portfolio strategies are included in the Fund's principal investment strategy described above. The Sub-Advisers purchase derivatives, generally using only a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets in a portfolio may be invested in other types of securities. Therefore, a Sub-Adviser would seek to outperform a large cap benchmark by purchasing derivatives correlated to a broad large cap index, and investing the remaining assets in other types of securities to add excess return. This portion of the Fund's assets may be invested in a wide range of asset classes other than large cap equities. Pursuant to a derivatives strategy, the other types of securities backing the derivative instruments may include investments in U.S. and foreign corporate and government fixed income securities of different types and maturities, including mortgage-backed or other asset-backed securities, securities rated below the fourth highest rating category by an NRSRO (junk bonds), and

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repurchase or reverse repurchase agreements. In managing the Fund's currency exposure for foreign securities, the Sub-Advisers may buy and sell currencies for hedging or for speculative purposes. The amount of the Fund's portfolio that may be allocated to derivative strategies is expected to vary over time.

Principal Risks

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Derivatives Risk — The risk that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative instrument. The Fund's use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the Fund to realize higher amounts of short-term capital gain. These risks could cause the Fund to lose more than the principal amount invested.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Below Investment Grade Securities Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities and asset-backed securities may not have the benefit of any security interest in the related assets.

Currency Risk — Due to the Fund's active positions in currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or

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failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities.

Short Sales Risk — Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Reinvesting proceeds received from short selling may create leverage which can amplify the effects of market volatility on the Fund's share price.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Investment Style Risk — The risk that large capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

Loss of money is a risk of investing in the Fund.

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Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past six years, and by showing how the Fund's average annual returns for 1 and 5 years, and since the Fund's inception, compared with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 15.99% (06/30/09)

Worst Quarter: -25.66% (12/31/08)

The Fund's total return from January 1, 2010 to June 30, 2010 was -6.26%.

Average Annual Total Returns (for the periods ended December 31, 2009)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Large Cap Disciplined Equity Fund	1 Year	5 Years	Since Inception* (8/28/2003)
Return Before Taxes	25.25%	-1.39%	2.36%
Return After Taxes on Distributions	24.76%	-2.38%	1.43%
Return After Taxes on Distributions and Sale of Fund Shares	16.45%	-1.49%	2.29%
S&P 500 Index Return (reflects no deduction for fees, expenses or taxes)	26.46%	0.42%	3.67%

* Index returns are shown from August 31, 2003.

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Management

Investment Adviser. SEI Investments Management Corporation

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with Sub-Adviser	Title with Sub-Adviser
Analytic Investors, LLC	Harindra de Silva Dennis Bein Ryan Brown	Since 1995 Since 1995 Since 2007	President & Portfolio Manager CIO & Portfolio Manager Portfolio Manager

GE Asset Management Incorporated	George Bicher	Since 2002	Portfolio Manager

INTECH Investment Management LLC	Dr. E. Robert Fernholz Dr. Adrian Banner Joseph Runnels	Since 1987 Since 2002 Since 1998	Chief Investment Officer Co-Chief Investment Officer Vice President of Portfolio Management

Lazard Asset Management LLC	Andrew Lacey Jai Jacob Daniel Breslin	Since 1995 Since 1998 Since 2002	Deputy Chairman Director Director

Quantitative Management Associates LLC	Margaret S. Stumpp, Ph.D. Peter Xu, Ph.D. Devang Gambhirwala	Since 1987 Since 1997 Since 1986	Chief Investment Officer Managing Director Principal

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to the "Summary of Other Information About the Funds" section on page 93 of this prospectus.

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LARGE CAP INDEX FUND

Fund Summary

Investment Goal

Investment results that correspond to the aggregate price and dividend performance of the securities in the Russell 1000 Index.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.17%
Distribution (12b-1) Fees	None
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.24%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Large Cap Index Fund — Class A Shares	$25	$77	$135	$306

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 11% of the average value of its portfolio.

Principal Investment Strategies

The Large Cap Index Fund invests substantially all of its assets in securities (mostly common stocks) of U.S. companies that are included in the Russell 1000 Index, which is composed of the 1,000 largest U.S. companies with market capitalizations between $157.0 million and $315.4 billion as of July 31, 2010. The Fund's ability to replicate the performance of the Russell 1000 Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the

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Fund's expenses. The Sub-Adviser selects the Fund's securities under the general supervision of SIMC, but the Sub-Adviser makes no attempt to "manage" the Fund in the traditional sense (i.e., by using economic, market or financial analyses). Instead, the Sub-Adviser purchases a basket of securities that includes a representative sample of the companies in the Russell 1000 Index. However, the Fund's Sub-Adviser may, but is not required to, sell an investment if the merit of the investment has been substantially impaired by extraordinary events, such as fraud or a material adverse change in an issuer, or adverse financial conditions. In addition, for liquidity purposes the Fund may invest in securities that are not included in the Russell 1000 Index, derivatives, such as futures, options, swap contracts, and other derivatives, cash and cash equivalents or money market instruments, such as reverse repurchase agreements and money market funds. The Fund may also invest in ETFs based on a large cap index.

Principal Risks

Tracking Error Risk — The risk that the Fund's performance may vary substantially from the performance of the benchmark index it tracks as a result of cash flows, Fund expenses, imperfect correlation between the Fund's and benchmark's investments and other factors.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Investment Style Risk — The risk that its investment approach, which attempts to replicate the performance of the Russell 1000 Index, may underperform other segments of the equity markets or the equity markets as a whole. The Fund is also subject to the risk that large capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

Derivatives Risk — The risk that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative instrument. The Fund's use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the Fund to realize higher amounts of short-term capital gain. These risks could cause the Fund to lose more than the principal amount invested.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities.

Loss of money is a risk of investing in the Fund.

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Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past seven years, and by showing how the Fund's average annual returns for 1 and 5 years, and since the Fund's inception, compared with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 16.46% (06/30/09)

Worst Quarter: -22.51% (12/31/08)

The Fund's total return from January 1, 2010 to June 30, 2010 was -6.46%.

Average Annual Total Returns (for the periods ended December 31, 2009)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Large Cap Index Fund	1 Year	5 Years	Since Inception* (4/1/2002)
Return Before Taxes	28.60%	0.75%	1.98%
Return After Taxes on Distributions	28.03%	0.23%	1.51%
Return After Taxes on Distributions and Sale of Fund Shares	18.96%	0.59%	1.92%
Russell 1000 Index Return (reflects no deduction for fees, expenses or taxes)	28.43%	0.79%	2.86%

* Index returns are shown from April 30, 2002.

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Management

Investment Adviser. SEI Investments Management Corporation

Sub-Adviser and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with Sub-Adviser	Title with Sub-Adviser
SSgA Funds Management, Inc.	Kristin Carcio Karl Schneider	Since 2007 Since 1996	Vice President Vice President

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to the "Summary of Other Information About the Funds" section on page 93 of this prospectus.

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STRATEGIC U.S. LARGE CAP EQUITY FUND

Fund Summary

Investment Goal

Capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.40%
Distribution (12b-1) Fees	None
Other Expenses	0.15%*
Total Annual Fund Operating Expenses	0.55%

* Other expenses are based on estimated amounts for the current fiscal year.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years
Strategic U.S. Large Cap Equity Fund — Class A Shares	$56	$176

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

Principal Investment Strategies

Under normal circumstances, the Strategic U.S. Large Cap Equity Fund will invest at least 80% of its net assets in equity securities of large U.S. companies. These securities may include common stocks, preferred stocks, warrants, ETFs based on a large cap equity index and derivative instruments whose value is based on an underlying equity security or basket of equity securities. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations in the range of companies in

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the S&P 500 Index (between $531.0 million and $315.4 billion as of July 31, 2010) at the time of purchase. The Fund may also engage in short sales and derivative strategies, each as described below.

The Fund seeks to exceed the total return of the S&P 500 Index, with a similar level of volatility, by investing primarily in a portfolio of common stocks included in the S&P 500 Index, as well as other equity investments and derivative instruments whose value is derived from the performance of the S&P 500 Index. The Fund uses a multi-manager approach, relying on Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. The Fund may employ Sub-Advisers that use a variety of different methods to seek to outperform the Fund's benchmark, including purchasing stocks with strong anticipated future earnings growth, selecting stocks that the Sub-Adviser believes are undervalued, capturing returns from natural market volatility and employing strategies that rotate among various market sectors. The Fund may also utilize one or more additional Sub-Advisers who manage the Fund in a complementary style with the objective to seek to add value over the S&P 500 Index while maintaining a level of volatility similar to the S&P 500 Index.

The Sub-Advisers may use derivative instruments or other techniques or instruments (e.g., simultaneously taking long and short positions on similar stock securities, long-only or short-only positions) to hedge the Fund against various risks and other factors that affect the portfolio's volatility. The Sub-Advisers may also use these instruments and techniques for non-hedging purposes. A derivative instrument is a financial contract whose value depends on, or is derived from, an underlying asset, rate or index. The Fund may invest in derivatives, such as futures contracts either for risk management purposes or as part of its investment strategies. The Sub-Advisers may engage in short sales in an amount up to 30% of the Fund's value (measured at the time of investment). When a Sub-Adviser sells securities short they may use the proceeds from the sales to purchase long positions in additional equity securities.

Principal Risks

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Derivatives Risk — The risk that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative instrument. The Fund's use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the Fund to realize higher amounts of short-term capital gain. These risks could cause the Fund to lose more than the principal amount invested.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities.

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Short Sales Risk — Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Reinvesting proceeds received from short selling may create leverage which can amplify the effects of market volatility on the Fund's share price.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Investment Style Risk — The risk that large capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

Loss of money is a risk of investing in the Fund.

Performance Information

As of September 30, 2010, the Fund had not yet commenced operations, and did not have a performance history.

Management

Investment Adviser. SEI Investments Management Corporation

Sub-Advisers and Portfolio Managers.

Sub-advisers have not yet been approved for the Strategic U.S. Large Cap Equity Fund.

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to the "Summary of Other Information About the Funds" section on page 93 of this prospectus.

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SMALL CAP FUND

Fund Summary

Investment Goal

Capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	0.07%
Acquired Fund Fees and Expenses (AFFE)	0.01%
Total Annual Fund Operating Expenses	0.73%†

† Because the Fund incurred AFFE during the most recent fiscal year, the operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Small Cap Fund — Class A Shares	$75	$233	$406	$906

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 106% of the average value of its portfolio.

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Principal Investment Strategies

Under normal circumstances, the Small Cap Fund will invest at least 80% of its net assets in equity securities of small companies. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations in the range of companies in the Russell 2000 Index (between $23 million and $2.6 billion as of July 31, 2010) or the S&P SmallCap 600 Index (between $47 million and $2.4 billion as of July 31, 2010) at the time of purchase. The market capitalization range and the composition of both the Russell 2000 Index and the S&P SmallCap 600 Index are subject to change. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. Each Sub-Adviser, in managing its portion of the Fund's assets, generally applies a growth-oriented, a value-oriented or a blended approach to selecting investments. Growth-oriented managers generally select stocks they believe have attractive growth and appreciation potential in light of such characteristics as revenue and earnings growth, expectations from sell side analysts, and relative valuation, while value-oriented managers generally select stocks they believe are attractively valued in light of fundamental characteristics such as earnings, capital structure and/or return on invested capital. The Fund may also invest in ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.

Principal Risks

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities.

Investment Style Risk — The risk that small capitalization securities may underperform other segments of the equity markets or the equity markets as a whole. Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Loss of money is a risk of investing in the Fund.

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Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten years, and by showing how the Fund's average annual returns for 1, 5, and 10 years, and since the Fund's inception, compared with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 24.27% (06/30/09)

Worst Quarter: -28.10% (12/31/08)

The Fund's total return from January 1, 2010 to June 30, 2010 was -2.28%.

Average Annual Total Returns (for the periods ended December 31, 2009)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Small Cap Fund	1 Year	5 Years	10 Years	Since Inception* (6/14/1996)
Return Before Taxes	37.36%	0.01%	4.06%	6.45%
Return After Taxes on Distributions	36.99%	-1.51%	2.35%	4.79%
Return After Taxes on Distributions and Sale of Fund Shares	24.38%	-0.27%	2.86%	4.94%
Russell 2000 Index Return (reflects no deduction for fees, expenses or taxes)	27.17%	0.51%	3.51%	5.86%

* Index returns are shown from June 30, 1996.

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Management

Investment Adviser. SEI Investments Management Corporation

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with Sub-Adviser	Title with Sub-Adviser
Allianz Global Investors Capital LLC	Michael Corelli Eric Sartorius	Since 1999 Since 2001	Portfolio Manager Portfolio Manager

AQR Capital Management, LLC	Clifford Asness Jacques Friedman Ronen Israel Lars Nielsen	Since 1998 Since 1998 Since 1999 Since 2000	Managing & Founding Pricipal Principal, Head of Global Stock Selection Principal Principal

Artisan Partners Limited Partnership	Scott C. Satterwhite James C. Kieffer George O. Sertl, Jr.	Since 1997 Since 1997 Since 2000	Portfolio Co-Manager Portfolio Co-Manager Portfolio Co-Manager

Janus Capital Management LLC	Chad Meade Brian A. Schaub Paul Berg Eileen Hoffman Maneesh Modi Scott Stutzman Philip Cody Wheaton	Since 2001 Since 2000 Since 2004 Since 2004 Since 2008 Since 2007 Since 2001	Portfolio Manager/Co-Portfolio Manager Portfolio Manager/Co-Portfolio Manager Research Analyst Research Analyst/Portfolio Manager Research Analyst Research Analyst Research Analyst

Lee Munder Capital Group, LLC	R. Todd Vingers Andrew L. Beja Thomas L. Holman	Since 2002 Since 2000 Since 2004	Portfolio Manager Portfolio Manager Portfolio Manager

Los Angeles Capital Management and Equity Research, Inc.	Thomas D. Stevens, CFA Hal W. Reynolds, CFA David R. Borger	Since 2002 Since 2002 Since 2002	Chairman and Principal CIO and Principal Director of Research and Principal

LSV Asset Management	Josef Lakonishok Menno Vermeulen Puneet Mansharamani	Since 1994 Since 1995 Since 2000	Partner, Portfolio Manager, CEO, CIO Partner, Portfolio Manager, Senior Quantitative Analyst Partner, Portfolio Manager, Senior Quantitative Analyst

Robeco Investment Management, Inc.	Richard Shuster, CFA Gregory Weiss	Since 2006 Since 2006	Senior Portfolio Manager Portfolio Manager

Security Capital Research & Management Incorporated	Anthony R. Manno Jr. Kenneth D. Statz Kevin W. Bedell	Since 1994 Since 1995 Since 1996	CEO and President Managing Director Managing Director

Wellington Management Company, LLP	Jamie A. Rome, CFA	Since 1994	Senior Vice President and Equity Portfolio Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to the "Summary of Other Information About the Funds" section on page 93 of this prospectus.

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SMALL/MID CAP EQUITY FUND

Fund Summary

Investment Goal

Long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	0.07%
Acquired Fund Fees and Expenses (AFFE)	0.01%
Total Annual Fund Operating Expenses	0.73%†

† Because the Fund incurred AFFE during the most recent fiscal year, the operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Small/Mid Cap Equity Fund — Class A Shares	$75	$233	$406	$906

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 97% of the average value of its portfolio.

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Principal Investment Strategies

Under normal circumstances, the Small/Mid Cap Equity Fund will invest at least 80% of its net assets in equity securities of small- and medium-sized companies. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations in the range of companies in the Russell 2500 Index (between $23 million and $7.8 billion as of July 31, 2010). The Fund uses a multi-manager approach, relying on a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. For example, the Sub-Advisers may include both value managers (i.e., managers that select stocks they believe are undervalued in light of such fundamental characteristics as earnings, cash flow or book value), and growth managers (i.e., managers that select stocks they believe have significant earnings growth potential based on new product introductions, revenue growth and/or margin improvement and other factors). The Fund may also invest in ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.

Principal Risks

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities.

Investment Style Risk — The smaller and medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Loss of money is a risk of investing in the Fund.

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Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past six years, and by showing how the Fund's average annual returns for 1 and 5 years, and since the Fund's inception, compared with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 22.03% (06/30/09)

Worst Quarter: -27.32% (12/31/08)

The Fund's total return from January 1, 2010 to June 30, 2010 was -2.25%.

Average Annual Total Returns (for the periods ended December 31, 2009)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Small/Mid Cap Equity Fund	1 Year	5 Years	Since Inception* (12/15/2003)
Return Before Taxes	38.78%	0.69%	4.24%
Return After Taxes on Distributions	38.33%	-0.40%	3.23%
Return After Taxes on Distributions and Sale of Fund Shares	25.27%	0.17%	3.25%
Russell 2500 Index Return (reflects no deduction for fees, expenses or taxes)	34.39%	1.58%	4.19%

* Index returns are shown from December 31, 2003.

Management

Investment Adviser. SEI Investments Management Corporation

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Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with Sub-Adviser	Title with Sub-Adviser
Century Capital Management, LLC	Donald M. Bisson	Since 2008	Partner, Portfolio Manager

Integrity Asset Management, LLC	Daniel G. Bandi, CFA Daniel J. DeMonica, CFA Adam I. Friedman Joe A. Gilbert, CFA William H. McNett, CFA Mirsat Nikovic, CFA J. Bryan Tinsley, CFA	Since 2004 Since 2004 Since 2004 Since 2004 Since 2004 Since 2008 Since 2004	Chief Investment Officer, Value Equities & Principal
Senior Portfolio Manager & Principal
Senior Portfolio Manager & Principal
Senior Equity Analyst
Senior Portfolio Manager & Principal
Equity Analyst
Portfolio Manager

Janus Capital Management LLC	Chad Meade Brian A. Schaub Paul Berg Eileen Hoffman Maneesh Modi Scott Stutzman Philip Cody Wheaton	Since 2001 Since 2000 Since 2004 Since 2004 Since 2008 Since 2007 Since 2001	Portfolio Manager/Co-Portfolio Manager Portfolio Manager/Co-Portfolio Manager Research Analyst Research Analyst/Portfolio Manager Research Analyst Research Analyst Research Analyst

Lee Munder Capital Group, LLC	R. Todd Vingers Peter Zuger Donald Cleven Andrew L. Beja Thomas L. Holman	Since 2002 Since 2005 Since 2002 Since 2000 Since 2004	Portfolio Manager Portfolio Manager Portfolio Manager Portfolio Manager Portfolio Manager

Los Angeles Capital Management and Equity Research, Inc.	Thomas D. Stevens, CFA Hal W. Reynolds, CFA David R. Borger	Since 2002 Since 2002 Since 2002	Chairman and Principal CIO and Principal Director of Rearch and Principal

LSV Asset Management	Josef Lakonishok Menno Vermeulen Puneet Mansharamani	Since 1994 Since 1995 Since 2000	Partner, Portfolio Manager, CEO, CIO Partner, Portfolio Manager, Senior Quantitative Analyst Partner, Portfolio Manager, Senior Quantitative Analyst

Security Capital Research & Management Incorporated	Anthony R. Manno Kenneth D. Statz Kevin W. Bedell	Since 1994 Since 1995 Since 1996	CEO and President Managing Director Managing Director

Wellington Management Company, LLP	Jamie A. Rome, CFA Steven Angeli, CFA	Since 1994 Since 1994	Senior Vice President and Equity Portfolio Manager Senior Vice President and Equity Portfolio Manager

Wells Capital Management, Inc.	Jerome C. Philpott, CFA Stuart O. Roberts	Since 1991 Since 1990	Managing Director and Senior Portfolio Manager, Montgomery Growth Equity Senior Portfolio Manager, Montgomery Growth Equity

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to the "Summary of Other Information About the Funds" section on page 93 of this prospectus.

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U.S. MANAGED VOLATILITY FUND

Fund Summary

Investment Goal

Capital appreciation with less volatility than the broad U.S. equity markets.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	0.07%
Acquired Fund Fees and Expenses (AFFE)	0.01%
Total Annual Fund Operating Expenses	0.73%†

† Because the Fund incurred AFFE during the most recent fiscal year, the operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
U.S. Managed Volatility Fund — Class A Shares	$75	$233	$406	$906

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 58% of the average value of its portfolio.

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Principal Investment Strategies

The U.S. Managed Volatility Fund will invest 80% of its assets in securities of U.S. companies of all capitalization ranges. These securities may include common stocks, preferred stocks, ETFs, warrants, equity options and related equity-based derivative instruments, such as futures, options on futures, and swap agreements and engage in short sales.

The Fund may use a multi-manager approach, relying on a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. The Fund is expected to achieve an absolute return of the broad U.S. equity markets, but with a lower absolute volatility. Over the long term, the Fund is expected to achieve a return similar to that of the Russell 3000 Index, but with a lower level of volatility. However, given that the Fund's investment strategy focuses on absolute return and risk, the Fund's sector and market capitalization exposures will typically vary from the index and may cause significant performance deviations relative to the index over shorter-term periods. The Fund seeks to achieve lower volatility by constructing a portfolio of securities that effectively weighs securities based on their total expected risk and return, without regard to market capitalization and industry. The Sub-Advisers may use derivative instruments or other techniques or instruments (e.g., simultaneously taking long and short positions on similar stock securities, long-only or short-only positions) to hedge the Fund against various risks and other factors that affect the portfolio's volatility. The Sub-Advisers may also use these instruments and techniques for non-hedging purposes. The Sub-Advisers may, in the aggregate, engage in short sales in an amount up to 30% of the Fund's value (measured at the time of investment) in an attempt to capitalize on equity securities that they believe will underperform the market or their peers. When the Sub-Advisers sell securities short they may use the proceeds from the sales to purchase long positions in additional equity securities that they believe will outperform the market or their peers. This strategy may effectively result in the Fund having a leveraged investment portfolio, which increases the potential for loss.

Principal Risks

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Investment Style Risk — The smaller and medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.

Hedged Strategies Risk — The Fund may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including short sales and derivative transactions. Although some of the sub-advisers use hedged strategies, there is no assurance that hedged strategies will protect against losses or perform better than non-hedged strategies, and some sub-advisers may use long-only strategies.

Derivatives Risk — The risk that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative instrument. The Fund's use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Credit risk

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is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the Fund to realize higher amounts of short-term capital gain. These risks could cause the Fund to lose more than the principal amount invested.

Small Capitalization Risk — The risk that small capitalization securities purchased by the Underlying SEI Funds may underperform other segments of the equity markets or the equity markets as a whole. Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities.

Short Sales Risk — Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Reinvesting proceeds received from short selling may create leverage which can amplify the effects of market volatility on the Fund's share price.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Loss of money is a risk of investing in the Fund.

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Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance for the past calendar year and by showing how the Fund's average annual returns for 1 year and since the Fund's inception, compared with those of a broad measure of market performance. The performance information shown is based on a full calendar year. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 11.39% (09/30/09)

Worst Quarter: -11.59% (03/31/09)

The Fund's total return from January 1, 2010 to June 30, 2010 was -1.92%.

Average Annual Total Returns (for the periods ended December 31, 2009)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

U.S. Managed Volatility Fund	1 Year	Since Inception* (12/30/2008)
Return Before Taxes	15.27%	15.23%
Return After Taxes on Distributions	14.36%	14.32%
Return After Taxes on Distributions and Sale of Fund Shares	10.30%	12.55%
Russell 3000 Index Return (reflects no deduction for fees, expenses or taxes)	28.34%	28.34%

* Index returns are shown from December 31, 2008.

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Management

Investment Adviser. SEI Investments Management Corporation

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with Sub-Adviser	Title with Sub-Adviser
Analytic Investors, LLC	Harindra de Silva Dennis Bein Ryan Brown	Since 1995 Since 1995 Since 2007	President & Portfolio Manager CIO & Portfolio Manager Portfolio Manager

Aronson+Johnson+Ortiz, LP	Theodore R. Aronson Stefani Cranston Kevin M. Johnson Gina Marie N. Moore Martha E. Ortiz R. Brian Wenzinger Christopher J.W. Whitehead	Since 1974 Since 1991 Since 1982 Since 1994 Since 1983 Since 1991 Since 1996	Managing Principal Principal Principal Principal Principal Principal Principal

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to the "Summary of Other Information About the Funds" section on page 93 of this prospectus.

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INTERNATIONAL EQUITY FUND

Fund Summary

Investment Goal

Capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.51%
Distribution (12b-1) Fees	None
Other Expenses	0.13%
Total Annual Fund Operating Expenses	0.64%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
International Equity Fund — Class A Shares	$65	$205	$357	$798

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 153% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the International Equity Fund will invest at least 80% of its net assets in equity securities of issuers in countries other than the U.S. These securities may include common stocks, preferred stocks, warrants, ETFs based on an international equity index and derivative instruments whose value is based on an underlying equity security or basket of equity securities. The Fund will invest in securities of issuers of all capitalization ranges that are located in at least three countries other than the U.S. The Fund will invest primarily in companies located in developed countries outside of the U.S., but may also invest in companies located in emerging markets. Generally,

SEI / PROSPECTUS

the Fund will invest less than 20% of its assets in emerging markets. It is expected that the Fund will invest at least 40% of its assets in companies domiciled in foreign countries. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment strategies to manage portions of the Fund's portfolio under the general supervision of SIMC. This allocation among investment strategies aims to diversify the sources from which certain Sub-Advisers seek to achieve returns in excess of the Fund's benchmark (i.e., "alpha"). The Fund's benchmark is the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index (net of dividends). While the Fund is expected to have an absolute return and risk profile similar to the international equity market, returns may be derived in part from investing significant portions of the Fund in securities other than equity securities, as described below. The Fund is diversified as to issuers, market capitalization, industry and country.

Certain Sub-Advisers use portfolio strategies that are designed to correlate with a portfolio of international equity securities, but which are composed of derivative instruments backed by other types of securities. A derivative instrument is a financial contract whose value depends on, or is derived from, an underlying asset, rate or index. The Fund may invest in derivatives, such as futures contracts, foreign currency forward contracts, swaps and options, either for risk management purposes or as part of its investment strategies. These portfolio strategies are included in the Fund's principal investment strategy described above. The Sub-Advisers purchase derivatives, generally using only a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets in a portfolio may be invested in other types of securities. Therefore, a Sub-Adviser would seek to outperform an international equity benchmark by purchasing derivatives correlated to a broad international equity index, and investing the remaining assets in other types of securities to add excess return. This portion of the Fund's assets may be invested in a wide range of asset classes other than international equities. Pursuant to a derivatives strategy, the other types of securities backing the derivative instruments may include investments in U.S. and foreign corporate and government fixed income securities of different types and maturities, including mortgage-backed or other asset-backed securities, securities rated below the fourth highest rating category by an NRSRO (junk bonds), and repurchase or reverse repurchase agreements. In managing the Fund's currency exposure for foreign securities, the Sub-Adviser may buy and sell currencies for hedging or for speculative purposes. The amount of the Fund's portfolio that may be allocated to derivative strategies is expected to vary over time.

The Sub-Advisers may seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. In managing the Fund's currency exposure, the Sub-Advisers may buy and sell currencies (i.e., take long or short positions) using futures, foreign currency forward contracts and other derivatives. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase their exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.

Principal Risks

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

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Derivatives Risk — The risk that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative instrument. The Fund's use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the Fund to realize higher amounts of short-term capital gain. These risks could cause the Fund to lose more than the principal amount invested.

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Below Investment Grade Securities Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities and asset-backed securities may not have the benefit of any security interest in the related assets.

Small Capitalization Risk — The risk that small capitalization securities purchased by the Underlying SEI Funds may underperform other segments of the equity markets or the equity markets as a whole. Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities.

Currency Risk — Due to the Fund's active positions in currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Investment Style Risk — The risk that developed international equity securities may underperform other segments of the equity markets or the equity markets as a whole.

Loss of money is a risk of investing in the Fund.

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Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten years, and by showing how the Fund's average annual returns for 1, 5, and 10 years, and since the Fund's inception, compared with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 22.49% (06/30/09)

Worst Quarter: -25.27% (09/30/08)

The Fund's total return from January 1, 2010 to June 30, 2010 was -11.71%.

Average Annual Total Returns (for the periods ended December 31, 2009)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

International Equity Fund	1 Year	5 Years	10 Years	Since Inception* (6/14/1996)
Return Before Taxes	24.26%	0.40%	-1.02%	3.24%
Return After Taxes on Distributions	23.94%	-1.61%	-2.32%	1.95%
Return After Taxes on Distributions and Sale of Fund Shares	16.23%	0.20%	-1.04%	2.51%
Morgan Stanley Capital International (MSCI) EAFE Index Return (reflects no deduction for fees, expenses or taxes)	31.78%	3.54%	1.17%	4.31%

* Index returns are shown from June 30, 1996.

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Management

Investment Adviser. SEI Investments Management Corporation

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with Sub-Adviser	Title with Sub-Adviser
Acadian Asset Management LLC	John Chisholm Asha Mehta	Since 1987 Since 2007	EVP, CIO VP, Portfolio Manager

Causeway Capital Management LLC	Sarah H. Ketterer Harry W. Hartford James A. Doyle Jonathan P. Eng Kevin Durkin Conor Muldoon	Since 2001 Since 2001 Since 2001 Since 2001 Since 2001 Since 2003	Chief Executive Officer President Director Director Director Director

INTECH Investment Management LLC	Dr. E. Robert Fernholz Dr. Adrian Banner Joseph Runnels	Since 1987 Since 2002 Since 1998	Chief Investment Officer Co-Chief Investment Officer Vice President of Portfolio Management

Neuberger Berman Management LLC	Benjamin Segal	Since 1998	Managing Director

Quantitative Management Associates LLC	Margaret S. Stumpp, Ph.D. Jacob Pozharny, Ph.D. John Van Belle, Ph.D. Betty Sit Tong	Since 1987 Since 2009 Since 1983 Since 1981	Chief Investment Officer Managing Director Managing Director Senior Investment Associate

Schroder Investment Management North America Inc.	Virginie Maisonneuve	Since 2004	Head of Global & International Equities

Tradewinds Global Investors, LLC	Peter L. Boardman* Alberto Jimenez Crespo, CFA*	Since 2003 Since 2006	Managing Director Managing Director

* Includes time with affiliate NWQ Investment Management Company, LLC

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to the "Summary of Other Information About the Funds" section on page 93 of this prospectus.

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WORLD EQUITY EX-US FUND

Fund Summary

Investment Goal

Capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.55%
Distribution (12b-1) Fees	None
Other Expenses	0.10%
Acquired Fund Fees and Expenses (AFFE)	0.01%
Total Annual Fund Operating Expenses	0.66%†

† Because the Fund incurred AFFE during the most recent fiscal year, the operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
World Equity Ex-US Fund — Class A Shares	$67	$211	$368	$822

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 149% of the average value of its portfolio.

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Principal Investment Strategies

Under normal circumstances, the World Equity Ex-US Fund will invest at least 80% of its net assets in equity securities of foreign companies. These securities may include common stocks, preferred stocks, warrants, ETFs based on an international equity index and derivative instruments whose value is based on an international equity index and derivative instruments whose value is based on an underlying equity security or basket of equity securities. The Fund will invest in securities of foreign issuers located in developed and emerging market countries. However, the Fund will not invest more than 30% of its assets in the common stocks or other equity securities of issuers located in emerging market countries. It is expected that the Fund will invest at least 40% of its assets in companies domiciled in foreign countries. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment strategies to manage portions of the Fund's portfolio under the general supervision of SIMC. This allocation among investment strategies aims to diversify the sources from which certain Sub-Advisers seek to achieve returns in excess of the Fund's benchmark (i.e., "alpha"). The Fund's benchmark is the Morgan Stanley Capital International All Country World Ex-U.S. Index (net of dividends). While the Fund is expected to have an absolute return and risk profile similar to the international equity market, returns may be derived in part from investing significant portions of the Fund in securities other than equity securities. The Fund is diversified as to issuers, market capitalization, industry and country.

Certain Sub-Advisers use portfolio strategies that are designed to correlate with a portfolio of international equity securities, but which are composed of derivative instruments backed by other types of securities. A derivative instrument is a financial contract whose value depends on, or is derived from, an underlying asset, rate or index. The Fund may invest in derivatives, such as futures contracts, foreign currency forward contracts, swaps and options, either for risk management purposes or as part of its investment strategies. These portfolio strategies are included in the Fund's principal investment strategy described above. The Sub-Advisers purchase derivatives, generally using only a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets in a portfolio may be invested in other types of securities. Therefore, a Sub-Adviser would seek to outperform an international equity benchmark by purchasing derivatives correlated to a broad international equity index, and investing the remaining assets in other types of securities to add excess return. This portion of the Fund's assets may be invested in a wide range of asset classes other than international equities. Pursuant to a derivatives strategy, the other types of securities backing the derivative instruments may include investments in U.S. and foreign corporate and government fixed income securities of different types and maturities, including mortgage-backed or other asset-backed securities, securities rated below the fourth highest rating category by an NRSRO (junk bonds), and repurchase or reverse repurchase agreements. In managing the Fund's currency exposure for foreign securities, the Sub-Advisers may buy and sell currencies for hedging or for speculative purposes. The amount of the Fund's portfolio that may be allocated to derivative strategies is expected to vary over time.

The Sub-Advisers may seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. In managing the Fund's currency exposure, the Sub-Advisers may buy and sell currencies (i.e., take long or short positions) using futures, foreign currency forward contracts and other derivatives. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase their exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.

Principal Risks

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

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Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Derivatives Risk — The risk that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative instrument. The Fund's use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the Fund to realize higher amounts of short-term capital gain. These risks could cause the Fund to lose more than the principal amount invested.

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Below Investment Grade Securities Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities and asset-backed securities may not have the benefit of any security interest in the related assets.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities.

Currency Risk — Due to the Fund's active positions in currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Investment Style Risk — The risk that developed international equity securities of developed and emerging market countries may underperform other segments of the equity markets or the equity markets as a whole.

Loss of money is a risk of investing in the Fund.

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Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past four years, and by showing how the Fund's average annual returns for 1 year, and since the Fund's inception, compared with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 25.15% (06/30/09)

Worst Quarter: -25.87% (09/30/08)

The Fund's total return from January 1, 2010 to June 30, 2010 was -10.17%.

Average Annual Total Returns (for the periods ended December 31, 2009)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

World Equity Ex-US Fund	1 Year	Since Inception* (3/28/2005)
Return Before Taxes	34.79%	3.47%
Return After Taxes on Distributions	34.06%	2.53%
Return After Taxes on Distributions and Sale of Fund Shares	22.90%	2.71%
Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Index Return (reflects no deduction for fees, expenses or taxes)	41.45%	6.09%

* Index returns are shown from March 31, 2005.

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Management

Investment Adviser. SEI Investments Management Corporation

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with Sub-Adviser	Title with Sub-Adviser
Acadian Asset Management LLC	John Chisholm Asha Mehta	Since 1987 Since 2007	EVP, CIO VP, Portfolio Manager

Artisan Partners Limited Partnership	Maria Negrete-Gruson	Since 2006	Portfolio Manager

JO Hambro Capital Management Limited	Christopher Lees	Since 2010	Senior Fund Manager

McKinley Capital Management, LLC	Robert B. Gillam Robert A. Gillam Gregory Samorajski Sheldon J. Lien Brandon S. Rinner Paul Hanson Forrest Badgley Miles Wixon	Since 1990 Since 1994 Since 1997 Since 1996 Since 1998 Since 2005 Since 2006 Since 2009	President, CEO Senior Vice President, CIO Portfolio Manager Portfolio Manager Portfolio Manager Portfolio Manager Portfolio Manager Portfolio Manager

NFJ Investment Group, LLC	Thomas W. Oliver, CFA Ben J. Fischer, CFA Paul A. Magnuson R. Burns McKinney, CFA L.Baxter Hines	Since 2005 Since 1989 Since 1992 Since 2006 Since 2008	Senior Vice President, Portfolio Manager/Analyst
Managing Director, Portfolio Manager/Analyst
Managing Director, Portfolio Manager/Analyst
Senior Vice President, Portfolio Manager/Analyst
Vice President, Portfolio Manager/Analyst

Principal Global Investors, LLC	Paul H. Blankenhagen, CFA Juliet Cohn	Since 1992 Since 2003	Portfolio Manager Portfolio Manager

Quantitative Management Associates LLC	Margaret S. Stumpp, Ph.D. Jacob Pozharny, Ph.D. John Van Belle, Ph.D. Betty Sit Tong	Since 1987 Since 2009 Since 1983 Since 1981	Chief Investment Officer Managing Director Managing Director Senior Investment Associate

Thornburg Investment Management, Inc.	William V. Fries, CFA Wendy Trevisani Lei Wang, CFA	Since 1995 Since 1999 Since 2004	Co-Portfolio Manager Co-Portfolio Manager Co-Portfolio Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to the "Summary of Other Information About the Funds" section on page 93 of this prospectus.

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SCREENED WORLD EQUITY EX-US FUND

Fund Summary

Investment Goal

Capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	0.41%
Acquired Fund Fees and Expenses (AFFE)	0.01%
Total Annual Fund Operating Expenses	1.07%†

† Because the Fund incurred AFFE during the most recent fiscal year, the operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Screened World Equity Ex-US Fund — Class A Shares	$109	$340	$590	$1,306

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 161% of the average value of its portfolio.

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Principal Investment Strategies

Under normal circumstances, the Screened World Equity Ex-US Fund will invest at least 80% of its net assets in equity securities of foreign companies. These securities may include common stocks, preferred stocks, warrants, ETFs based on an international equity index, derivative instruments whose value is based on an international equity index, derivative instruments whose value is based on an underlying equity security or basket of equity securities and investment companies whose portfolios are designed to correlate with a portfolio of international equity securities. The Fund will invest in securities of foreign issuers located in developed and emerging market countries, but will seek to avoid investing in companies whose activities directly or indirectly benefit the governments of countries that support terrorism, genocide or human rights abuses. However, the Fund will not invest more than 30% of its assets in the common stocks or other equity securities of issuers located in emerging market countries. It is expected that the Fund will invest at least 40% of its assets in companies domiciled in foreign countries.

The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment strategies to manage portions of the Fund's portfolio under the general supervision of SIMC. This allocation among investment strategies aims to diversify the sources from which certain Sub-Advisers seek to achieve returns in excess of the Fund's benchmark (i.e., "alpha"). The Fund's benchmark is the Morgan Stanley Capital International All Country World Ex-U.S. Index (net of dividends), customized to reflect the exclusion of those companies that do not meet the Fund's social investment criteria. While the Fund is expected to have an absolute return and risk profile similar to the international equity market, returns may be derived in part from investing significant portions of the Fund in securities other than equity securities. The Fund is diversified as to issuers, market capitalization, industry and country.

Certain Sub-Advisers use portfolio strategies that are designed to correlate with a portfolio of international equity securities, but which are composed of derivative instruments backed by other types of securities. A derivative instrument is a financial contract whose value depends on, or is derived from, an underlying asset, rate or index. The Fund may invest in derivatives, such as futures contracts, foreign currency forward contracts, swaps and options, either for risk management purposes or as part of its investment strategies. These portfolio strategies are included in the Fund's principal investment strategy described above. The Sub-Advisers purchase derivatives, generally using only a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets in a portfolio may be invested in other types of securities. Therefore, a Sub-Adviser would seek to outperform an international equity benchmark by purchasing derivatives correlated to a broad international equity index, and investing the remaining assets in other types of securities to add excess return. This portion of the Fund's assets may be invested in a wide range of asset classes other than international equities, including ETFs, derivatives and cash equivalents. Pursuant to a derivatives strategy, the other types of securities backing the derivative instruments may include investments in U.S. and foreign corporate and government fixed income securities of different types and maturities, including mortgage-backed or other asset-backed securities, securities rated below the fourth highest rating category by an NRSRO (junk bonds), and repurchase or reverse repurchase agreements. In managing the Fund's currency exposure for foreign securities, the Sub-Advisers may buy and sell currencies for hedging or for speculative purposes. The amount of the Fund's portfolio that may be allocated to derivative strategies is expected to vary over time.

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The Sub-Advisers may seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. In managing the Fund's currency exposure, the Sub-Advisers may buy and sell currencies (i.e., take long or short positions) using futures derivatives, such as foreign currency forward contracts and other derivatives. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase their exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.

Potential investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria. The Fund seeks to avoid investing in companies whose activities directly or indirectly benefit the governments of countries that support terrorism, genocide or human rights abuses. This includes companies that pay royalties, such as those on oil or mining, to these governments, and companies that help provide a stable economic environment that supports the government in its oppressive policies by having substantial operations or customers in the country. The Sub-Advisers will rely on a list of issuers that have been identified by an independent compliance support organization when determining whether a company's activities directly or indirectly benefit the governments of countries that support terrorism, genocide or human rights abuses. The list is developed using information gathered from a variety of sources, such as government agencies, trade journals, direct company contacts and industry and regional publications. The Adviser reserves the right to modify the Fund's social criteria from time to time in response to world events. All social criteria may be changed without shareholder approval.

Principal Risks

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Derivatives Risk — The risk that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative instrument. The Fund's use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the Fund to realize higher amounts of short-term capital gain. These risks could cause the Fund to lose more than the principal amount invested.

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Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Below Investment Grade Securities Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities and asset-backed securities may not have the benefit of any security interest in the related assets.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities.

Currency Risk — Due to the Fund's active positions in currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Social Investment Criteria Risk — The Fund's portfolio is subject to certain social investment criteria. As a result, the Sub-Advisers may avoid purchasing certain securities for social reasons when it is otherwise economically advantageous to purchase those securities, or may sell certain securities for social reasons when it is otherwise economically advantageous to hold those securities. In general, the application of the Fund's social investment criteria may affect the Fund's exposure to certain industries, sectors and geographic areas, which may affect the financial performance of the Fund, positively or negatively, depending on whether these industries or sectors are in or out of favor.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Investment Style Risk — The risk that developed international equity securities of developed and emerging market countries may underperform other segments of the equity markets or the equity markets as a whole.

Loss of money is a risk of investing in the Fund.

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Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance for the past calendar year and by showing how the Fund's average annual returns for 1 year and since the Fund's inception, compared with those of a broad measure of market performance. The performance information shown is based on a full calendar year. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 24.07% (06/30/09)

Worst Quarter: -12.35% (03/31/09)

The Fund's total return from January 1, 2010 to June 30, 2010 was -10.62%.

Average Annual Total Returns (for the period ended December 31, 2009)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Screened World Equity Ex-US Fund	1 Year	Since Inception (6/30/2008)
Return Before Taxes	34.05%	-14.56%
Return After Taxes on Distributions	34.04%	-14.61%
Return After Taxes on Distributions and Sale of Fund Shares	22.69%	-12.18%
Morgan Stanley Capital International All Country World Ex-U.S. Index Return (net of dividends) (reflects no deduction for fees, expenses or taxes)	41.45%	-9.73%

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Management

Investment Adviser. SEI Investments Management Corporation

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with Sub-Adviser	Title with Sub-Adviser
Acadian Asset Management LLC	John Chisholm Asha Mehta	Since 1987 Since 2007	EVP, CIO VP, Portfolio Manager

McKinley Capital Management, LLC	Robert B. Gillam Robert A. Gillam Gregory Samorajski Sheldon J. Lien Brandon S. Rinner Paul Hanson Forrest Badgley Miles Wixon	Since 1990 Since 1994 Since 1997 Since 1996 Since 1998 Since 2005 Since 2006 Since 2009	President, CEO Senior Vice President, CIO Portfolio Manager Portfolio Manager Portfolio Manager Portfolio Manager Portfolio Manager Portfolio Manager

Principal Global Investors, LLC	Paul H. Blankenhagen, CFA Juliet Cohn	Since 1992 Since 2003	Portfolio Manager Portfolio Manager

Quantitative Management Associates LLC	Margaret S. Stumpp, Ph.D. Jacob Pozharny, Ph.D. John Van Belle, Ph.D. Betty Sit Tong	Since 1987 Since 2009 Since 1983 Since 1981	Chief Investment Officer Managing Director Managing Director Senior Investment Associate

Thornburg Investment Management, Inc.	William V. Fries, CFA Wendy Trevisani Lei Wang, CFA	Since 1995 Since 1999 Since 2004	Co-Portfolio Manager Co-Portfolio Manager Co-Portfolio Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to the "Summary of Other Information About the Funds" section on page 93 of this prospectus.

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EMERGING MARKETS EQUITY FUND

Fund Summary

Investment Goal

Capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	1.05%
Distribution (12b-1) Fees	None
Other Expenses	0.45%*
Total Annual Fund Operating Expenses	1.50%

* Other Expenses are based on estimated amounts for the current fiscal year.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years
Emerging Markets Equity Fund — Class A Shares	$153	$474

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

Principal Investment Strategies

Under normal circumstances, the Emerging Markets Equity Fund will invest at least 80% of its net assets in equity securities of emerging market issuers. The Fund will invest primarily in common stocks and other equity securities of foreign companies located in emerging market countries. The Fund normally maintains investments in at least six emerging market countries, and does not invest more than 35% of its total assets in any one emerging market country. The Fund uses a multi-manager

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approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. The Fund is diversified as to issuers, market capitalization, industry and country. The Fund may also invest in ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.

Principal Risks

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Exchange-Traded Funds Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities.

Investment Style Risk — The risk that emerging market equity securities may underperform other segments of the equity markets or the equity markets as a whole.

Loss of money is a risk of investing in the Fund.

Performance Information

As of September 30, 2010, the Fund had not yet commenced operations, and did not have a performance history.

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Management

Investment Adviser. SEI Investments Management Corporation

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with Sub-Adviser	Title with Sub-Adviser
Artisan Partners Limited Partnership	Maria Negrete-Gruson	Since 2006	Portfolio Manager

The Boston Company Asset Management LLC	D. Kirk Henry Carolyn Kedersha Warren C. Skillman	Since 1994 Since 1988 Since 2005	Senior Managing Director Managing Director Managing Director

JO Hambro Capital Management Limited	Emery Brewer	Since 2010	Senior Fund Manager

Lazard Asset Management LLC	Kevin O'Hare Peter Gillespie James Donald John Reinsberg	Since 2001 Since 2007 Since 1996 Since 1992	Director Director Managing Director Deputy Chairman

Neuberger Berman Management LLC	Conrad A. Saldanha	Since 2008	Managing Director

PanAgora Asset Management, Inc.	Eric Sorenson, Ph.D. Ronald Hua, CFA Edward Qian, Ph.D. Sanjoy Ghosh, Ph.D. George Mussalli, CFA Dmitri Kantsyrev, Ph.D., CFA Joel Feinberg	Since 2004 Since 2004 Since 2004 Since 2004 Since 2004 Since 2007 Since 2002	Chief Executive Officer Chief Investment Officer, Head of Equity Research Chief Investment Officer, Head of Macro Research Portfolio Manager Portfolio Manager Portfolio Manager Portfolio Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to the "Summary of Other Information About the Funds" section on page 93 of this prospectus.

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GLOBAL EQUITY FUND

Fund Summary

Investment Goal

Capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.60%
Distribution (12b-1) Fees	None
Other Expenses	0.25%*
Total Annual Fund Operating Expenses	0.85%

* Other expenses are based on estimated amounts for the current fiscal year.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years
Global Equity Fund — Class A Shares	$87	$271

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

Principal Investment Strategies

Under normal circumstances, the Global Equity Fund will invest at least 80% of its net assets in equity securities. These securities may include common stocks, preferred stocks, warrants, equity options and related equity based derivative instruments. A derivative instrument is a financial contract whose value depends on, or is derived from, an underlying asset, rate or index. The Fund may invest in derivatives, such as futures contracts, foreign currency forward contracts, swaps and options, either for risk

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management purposes or as part of its investment strategies. The Fund will invest primarily in common stocks and other equity securities of issuers located in developed market countries, including the United States. Under normal circumstances, the Fund will invest in at least four countries outside of the U.S., but will typically invest much more broadly. Generally, approximately 50% of the Fund's assets will be invested in non-U.S. issuers consistent with the Fund's benchmark. However, the Fund's investments in non-U.S. issuers will vary depending on market conditions and implementation of the Fund's investment strategy at a particular point in time. The Fund may also invest, to a limited extent, in securities of issuers located in emerging market countries. The Fund will not invest more than 15% of its assets in the common stock or other equity securities of issuers located in emerging market countries. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. The Fund is diversified as to issuers, market capitalization, industry and country. The Fund may also invest in ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.

Principal Risks

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Derivatives Risk — The risk that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative instrument. The Fund's use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the Fund to realize higher amounts of short-term capital gain. These risks could cause the Fund to lose more than the principal amount invested.

Exchange-Traded Funds Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities.

Investment Style Risk — The risk that emerging market equity securities may underperform other segments of the equity markets or the equity markets as a whole.

Loss of money is a risk of investing in the Fund.

SEI / PROSPECTUS

Performance Information

As of September 30, 2010, the Fund had not yet commenced operations, and did not have a performance history.

Management

Investment Adviser. SEI Investments Management Corporation

Sub-Advisers and Portfolio Managers.

Sub-advisers have not yet been approved for the Global Equity Fund.

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to the "Summary of Other Information About the Funds" section on page 93 of this prospectus.

SEI / PROSPECTUS

ENHANCED LIBOR OPPORTUNITIES FUND

Fund Summary

Investment Goal

Capital appreciation and income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.45%
Distribution (12b-1) Fees	None
Other Expenses	0.09%
Acquired Fund Fees and Expenses	0.08%
Total Annual Fund Operating Expenses	0.62%†

† Because the Fund incurred AFFE during the most recent fiscal year, the operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Enhanced LIBOR Opportunities Fund — Class A Shares	$63	$199	$346	$774

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 12% of the average value of its portfolio.

SEI / PROSPECTUS

Principal Investment Strategies

The Enhanced LIBOR Opportunities Fund invests primarily in a diversified portfolio of investment grade and non-investment grade fixed-income securities, including: (i) securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities and obligations of U.S. and foreign commercial banks, such as certificates of deposit, time deposits, bankers' acceptances and bank notes; (ii) obligations of foreign governments; (iii) U.S. and foreign corporate debt securities, including commercial paper, and fully-collateralized repurchase agreements with counterparties deemed credit-worthy by the Fund's Sub-Advisers; and (iv) securitized issues such as mortgage-backed securities, asset-backed securities, commercial mortgage-backed securities and collateralized debt obligations. These securities may be fixed-, variable- or floating-rate obligations and will be rated CCC- or higher at the time of purchase by at least one ratings agency. There are no restrictions on the maturity of any individual securities or on the Fund's average portfolio maturity, although the average portfolio duration of the Fund will typically vary between zero and two years.

The Fund uses a multi-manager approach under the general supervision of SIMC, allocating the assets among multiple Sub-Advisers that use different investment strategies designed to produce a total return that exceeds the total return of the 3-Month LIBOR. ("London Interbank Offered Rate"). LIBOR is based on rates that contributor banks in London charge each other for interbank deposits and is typically used to set coupon rates on floating rate debt securities.

The Sub-Advisers seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. Up to 20% of the Fund's assets will be invested in foreign currencies. In managing the Fund's currency exposure, the Sub-Advisers buy and sell currencies (i.e., take long or short positions) using derivatives, such as futures, foreign currency forward contracts, swaps and options. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. In managing the Fund's currency exposure for foreign securities, the Sub-Advisers may buy and sell currencies for hedging or for speculative purposes.

The Fund also invests a portion of its assets in bank loans, which are, generally, non-investment grade (junk bond) floating rate instruments. Up to 100% of the bank loans in which the Fund invests may be junk bonds. The Fund may invest in bank loans in the form of participations in the loans (participations) and assignments of all or a portion of the loans from third parties (assignments). The Fund may invest in derivatives, such as futures contracts, options, forward contracts and swaps, either for risk management purposes or as part of its investment strategies. The Fund may also invest in other financial instruments or use other investment techniques (such as reverse repurchase agreements) to seek to obtain market exposure to the securities in which the Fund primarily invests.

Principal Risks

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

SEI / PROSPECTUS

Interest Rate Risk — The risk that the Fund's yield will decline due to falling interest rates. A rise in interest rates typically causes a fall in values of fixed income securities in which the Fund invests, while a fall in interest rates typically causes a rise in values in such securities.

U.S. Government Securities Risk — Certain Underlying SEI Funds invest in U.S. Government securities. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Below Investment Grade Securities Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities and asset-backed securities may not have the benefit of any security interest in the related assets.

Derivatives Risk — The risk that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative instrument. The Fund's use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the Fund to realize higher amounts of short-term capital gain. These risks could cause the Fund to lose more than the principal amount invested.

Leverage Risk — The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

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Bank Loans Risk — With respect to bank loans, the Fund will assume the credit risk of both the borrower of the loan and the lender that is selling the participation in the loan. The Fund may also have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid.

Currency Risk — Due to the Fund's active positions in currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Investment Style Risk — The risk that short-duration fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Loss of money is a risk of investing in the Fund.

SEI / PROSPECTUS

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past three years, and by showing how the Fund's average annual returns for 1 year, and since the Fund's inception, compared with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 5.76% (09/30/09)

Worst Quarter: -20.36% (12/31/08)

The Fund's total return from January 1, 2010 to June 30, 2010 was 2.84%.

Average Annual Total Returns (for the periods ended December 31, 2009)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Enhanced LIBOR Opportunities Fund	1 Year	Since Inception* (12/14/2006)
Return Before Taxes	15.47%	-6.03%
Return After Taxes on Distributions	14.98%	-6.97%
Return After Taxes on Distributions and Sale of Fund Shares	9.85%	-5.58%
Merrill Lynch 3-Month LIBOR Constant Maturity Index Return (reflects no deduction for fees, expenses or taxes)	0.99%	3.46%

* Index returns are shown from December 31, 2006.

SEI / PROSPECTUS

Management

Investment Adviser. SEI Investments Management Corporation

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with Sub-Adviser	Title with Sub-Adviser
Ares Management LLC	Seth Brufsky America Cascella John Leupp	Since 1998 Since 1998 Since 2003	Portfolio Manager Portfolio Manager Portfolio Manager

Wellington Management Company, LLP	Timothy E. Smith	Since 1992	Senior Vice President and Fixed Income Portfolio Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to the "Summary of Other Information About the Funds" section on page 93 of this prospectus.

SEI / PROSPECTUS

CORE FIXED INCOME FUND

Fund Summary

Investment Goal

Current income consistent with the preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.30%
Distribution (12b-1) Fees	None
Other Expenses	0.07%
Acquired Fund Fees and Expenses (AFFE)	0.01%
Total Annual Fund Operating Expenses	0.38%†

† Because the Fund incurred AFFE during the most recent fiscal year, the operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Core Fixed Income Fund — Class A Shares	$39	$122	$213	$480

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 242% of the average value of its portfolio.

SEI / PROSPECTUS

Principal Investment Strategies

Under normal circumstances, the Core Fixed Income Fund will invest at least 80% of its net assets in fixed income securities. The Fund will invest at least 80% of its assets in investment grade U.S. corporate and government fixed income securities, including mortgage-backed securities. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. Sub-Advisers are selected for their expertise in managing various kinds of fixed income securities, and each Sub-Adviser makes investment decisions based on an analysis of yield trends, credit ratings, and other factors in accordance with its particular discipline. While each Sub-Adviser chooses securities of different types and maturities, the Fund, in the aggregate, generally will have a dollar-weighted average duration that is consistent with that of the broad U.S. fixed income market as represented by the Barclays Capital Aggregate Bond Index. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. For each year of duration of a fixed income security, a 1% change in interest rates will result in a 1% change in the value of the security. For example, a duration of ten years means that the fixed income security's price will chance by 10% if interest rates change by 1%. The dollar-weighted average duration of the Barclays Capital Aggregate Bond Index varies significantly over time, but as of July 31, 2010 it was 4.00 years. The Fund's dollar-weighted average duration was 3.88 years as of July 31, 2010. The Fund will invest primarily in investment grade securities (those rated AAA, AA, A and BBB-), as rated by S&P or a similar ratings agency. However, the Fund may invest in non-rated securities or securities rated below investment grade (BB, B and CCC). The Fund may also invest in ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.

What Are the Risks of Investing in the Fund?

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Interest Rate Risk — The risk that the Fund's yield will decline due to falling interest rates. A rise in interest rates typically causes a fall in values of fixed income securities in which the Fund invests, while a fall in interest rates typically causes a rise in values in such securities.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Below Investment Grade Securities Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans.

SEI / PROSPECTUS

Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Investment Style Risk — The risk that U.S. fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Loss of money is a risk of investing in the Fund.

SEI / PROSPECTUS

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten years, and by showing how the Fund's average annual returns for 1, 5, and 10 years, and since the Fund's inception, compared with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 6.56% (09/30/09)

Worst Quarter: -2.54% (09/30/08)

The Fund's total return from January 1, 2010 to June 30, 2010 was 6.86%.

Average Annual Total Returns (for the periods ended December 31, 2009)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Core Fixed Income Fund	1 Year	5 Years	10 Years	Since Inception* (6/14/1996)
Return Before Taxes	15.42%	5.04%	6.45%	6.50%
Return After Taxes on Distributions	13.31%	3.06%	4.18%	4.08%
Return After Taxes on Distributions and Sale of Fund Shares	9.93%	3.13%	4.16%	4.08%
Barclays Capital Aggregate Bond Index Return (reflects no deduction for fees, expenses or taxes)	5.93%	4.97%	6.33%	6.33%

* Index returns are shown from June 30, 1996.

SEI / PROSPECTUS

Management

Investment Adviser. SEI Investments Management Corporation

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with Sub-Adviser	Title with Sub-Adviser
Jennison Associates LLC	Thomas G. Wolfe Jonathan R. Longley Erik S. Brown Richard A. Klemmer Itai Lourie	Since 1999 Since 1982 Since 1989 Since 1982 Since 1996	Managing Director Managing Director Managing Director Managing Director Managing Director

J.P. Morgan Investment Management Inc.	Douglas Swanson	Since 1983	Managing Director, Lead Portfolio Manager

Metropolitan West Asset Management LLC	Tad Rivelle Laird Landmann Stephen Kane Jamie Farnham Gino Nucci Bryan Whalen Mitch Flack	Since 1996 Since 1996 Since 1996 Since 2002 Since 2004 Since 2004 Since 2001	Chief Investment Officer, Generalist Portfolio
Manager
Generalist Portfolio Manager
Generalist Portfolio Manager, Managing
Director
Specialist Portfolio Manager
Specialist Portfolio Manager
Specialist Portfolio Manager
Specialist Portfolio Manager

Wells Capital Management, Inc.	Tom O'Connor Troy Ludgood	Since 2000 Since 2004	Managing Director, Senior Portfolio Manager and Co-Head Managing Director, Senior Portfolio Manager and Co-Head

Western Asset Management Company	Stephen A. Walsh S. Kenneth Leech Carl L. Eichstaedt Edward A. Moody Mark S. Lindbloom	Since 1991 Since 1990 Since 1994 Since 1985 Since 2005	Chief Investment Officer, Portfolio Manager Chief Investment Officer Emeritus, Portfolio Manager Portfolio Manager Portfolio Manager Portfolio Manager

Western Asset Management Company Limited	Stephen A. Walsh S. Kenneth Leech	Since 1991 Since 1990	Chief Investment Officer Chief Investment Officer Emeritus

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to the "Summary of Other Information About the Funds" section on page 93 of this prospectus.

SEI / PROSPECTUS

HIGH YIELD BOND FUND

Fund Summary

Investment Goal

Total return.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.49%
Distribution (12b-1) Fees	None
Other Expenses	0.07%
Acquired Fund Fees and Expenses (AFFE)	0.01%
Total Annual Fund Operating Expenses	0.57%†

† Because the Fund incurred AFFE during the most recent fiscal year, the operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
High Yield Bond Fund — Class A Shares	$58	$183	$318	$714

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 110% of the average value of its portfolio.

SEI / PROSPECTUS

Principal Investment Strategies

Under normal circumstances, the High Yield Bond Fund will invest at least 80% of its net assets in high yield fixed income securities. The Fund will invest primarily in fixed income securities rated below the fourth highest rating category by an NRSRO (junk bonds), including corporate bonds and debentures, convertible and preferred securities, and zero coupon obligations. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. To a limited extent, SIMC may also directly manage a portion of the Fund's portfolio. In managing the Fund's assets, the Sub-Advisers and, to the extent applicable, SIMC select securities that offer a high current yield (or return) as well as total return potential. The Fund's securities are diversified as to issuers and industries. The Fund's average weighted maturity may vary, and will generally not exceed ten years. There is no limit on the maturity or on the credit quality of any security. As noted above, the Fund will invest primarily in securities rated BB, B, CCC, CC, C and D. However, it may also invest in non-rated securities or securities rated investment grade (AAA, AA, A and BBB). The Fund may also invest in ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. The Fund may also invest a portion of its assets in bank loans, which are, generally, non-investment grade (junk) floating rate instruments. The Fund may invest in bank loans in the form of participations in the loans (participations) and assignments of all or a portion of the loans from third parties (assignments).

What Are the Risks of Investing in the Fund?

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Below Investment Grade Securities Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities.

Bank Loans Risk — With respect to bank loans, the Fund will assume the credit risk of both the borrower of the loan and the lender that is selling the participation in the loan. The Fund may also have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid.

Investment Style Risk — The risk that high yield securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Loss of money is a risk of investing in the Fund.

SEI / PROSPECTUS

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past four years, and by showing how the Fund's average annual returns for 1 year, and since the Fund's inception, compared with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 22.79% (06/30/09)

Worst Quarter: -20.84% (12/31/08)

The Fund's total return from January 1, 2010 to June 30, 2010 was 5.95%.

Average Annual Total Returns (for the periods ended December 31, 2009)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

High Yield Bond Fund	1 Year	Since Inception* (12/5/2005)
Return Before Taxes	58.33%	6.54%
Return After Taxes on Distributions	52.79%	2.92%
Return After Taxes on Distributions and Sale of Fund Shares	37.23%	3.37%
Merrill Lynch U.S. High Yield Master II Constrained Index Return (reflects no deduction for fees, expenses or taxes)	58.10%	7.32%

* Index returns are shown from December 31, 2005.

SEI / PROSPECTUS

Management

Investment Adviser. SEI Investments Management Corporation

Adviser	Portfolio Manager	Experience with Adviser	Title with Adviser
SEI Investments Management Corporation	David Aniloff	Since 2000	Senior Portfolio Manager

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with Sub-Adviser	Title with Sub-Adviser
Ares Management LLC	Seth Brufsky Americo Cascella John Leupp	Since 1998 Since 1998 Since 2003	Portfolio Manager Portfolio Manager Portfolio Manager

Brigade Capital Management, LLC	Donald E. Morgan III	Since 2006	Manager Partner

Delaware Management Company	Kevin P. Loome, CFA	Since 2007	Senior Vice President, Senior Portfolio Manager and Head of High Yield Investments

Guggenheim Investment Management, LLC	Todd Boehly Patrick Mitchell	Since 2001 Since 2009	Managing Partner St. Managing Director

J.P. Morgan Investment Management Inc.	Robert Cook Thomas Hauser	Since 2004 Since 2004	Managing Director Managing Director

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to the "Summary of Other Information About the Funds" section on page 93 of this prospectus.

SEI / PROSPECTUS

LONG DURATION FUND

Fund Summary

Investment Goal

Return characteristics similar to those of high-quality corporate bonds, with a duration range of 9-14 years.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.30%
Distribution (12b-1) Fees	None
Other Expenses	0.07%
Acquired Fund Fees and Expenses (AFFE)	0.01%
Total Annual Fund Operating Expenses	0.38%†

† Because the Fund incurred AFFE during the most recent fiscal year, the operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Long Duration Fund — Class A Shares	$39	$122	$213	$480

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 113% of the average value of its portfolio.

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Principal Investment Strategies

Under normal circumstances, the Long Duration Fund will invest at least 80% of its net assets in long duration fixed income securities and synthetic instruments or derivatives having economic characteristics similar to fixed income securities. The Fund invests in a broad array of investment grade fixed income instruments, including securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities, corporate bonds, asset-backed securities, mortgage-backed securities and collateralized mortgage-backed securities. The Fund will invest primarily in long duration government and corporate fixed income securities, and use derivative instruments, including interest rate swap agreements and Treasury futures contracts, for the purpose of managing the overall duration and yield curve exposure of the Fund's portfolio of fixed income securities. The Fund will not invest in derivative securities for speculative purposes.

The Fund will invest primarily in fixed income securities rated in one of the three highest rating categories by a major rating agency and may also invest to a lesser extent in fixed income securities rated in the fourth highest rating category by a major rating agency. The Fund may also invest in unrated fixed income securities that are determined by the Sub-Advisers to be of equivalent quality to those securities rated in one of the four highest rating categories. The Fund is expected to maintain an effective average duration between nine and fourteen years. The Fund's effective average duration life was 11.64 years as of July 31, 2010. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. For each year of duration of a fixed income security, a 1% change in interest rates will result in a 1% change in the value of the security. For example, a duration of ten years means that the fixed income security's price will change by 10% if interest rates change by 1%.

The Fund uses Sub-Advisers to manage the Fund's portfolio under the general supervision of SIMC. The Sub-Advisers are selected for their expertise in managing various kinds of fixed income securities, and the Sub-Advisers make investment decisions based on an analysis of yield trends, credit ratings and other factors in accordance with their particular discipline. The Fund may also invest in ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.

Principal Risks

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Duration Risk — The longer-term securities in which the Fund may invest are more volatile. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

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Below Investment Grade Securities Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities and asset-backed securities may not have the benefit of any security interest in the related assets.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Derivatives Risk — The risk that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative instrument. The Fund's use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the Fund to realize higher amounts of short-term capital gain. These risks could cause the Fund to lose more than the principal amount invested.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Investment Style Risk — The risk that U.S. fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Loss of money is a risk of investing in the Fund.

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Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past five years, and by showing how the Fund's average annual returns for 1 and 5 years, and since the Fund's inception, compared with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 9.42% (09/30/09)

Worst Quarter: -5.85% (06/30/08)

The Fund's total return from January 1, 2010 to June 30, 2010 was 11.19%.

Average Annual Total Returns (for the periods ended December 31, 2009)

This table compares the Fund's average annual total returns to those of a broad-based index and the Fund's 60/40 Blended Benchmark, which consists of the Barclays Capital U.S. Long Credit Index and the Barclays Capital U.S. Long Government Index. The Fund's Blended Benchmark is designed to reflect a useful comparison to the Fund's overall performance and reflects the Fund's investment strategy more accurately than the broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Long Duration Fund	1 Year	5 Years	Since Inception* (4/21/2004)
Return Before Taxes	3.38%	1.55%	2.67%
Return After Taxes on Distributions	1.51%	-0.46%	0.59%
Return After Taxes on Distributions and Sale of Fund Shares	2.15%	0.16%	1.07%
Barclays Capital U.S. Long Credit Index (reflects no deduction for fees, expenses or taxes)	16.80%	4.53%	5.76%
The Fund's Blended Benchmark Return (reflects no deduction for fees, expenses or taxes)	4.50%	4.90%	5.98%

* Index returns are shown from April 30, 2004.

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Management

Investment Adviser. SEI Investments Management Corporation

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with Sub-Adviser	Title with Sub-Adviser
Income Research & Management	Jack Sommers, CFA Bill O'Malley, CFA Ed Ingalls, CFA	Since 1986 Since 1994 Since 2000	Managing Principal, CIO Managing Principal, Director of Investment Team Principal, Head of Credit Team

Jennison Associates LLC	Thomas G. Wolfe Jonathan R. Longley Erik S. Brown Richard A. Klemmer Itai Lourie	Since 1999 Since 1982 Since 1989 Since 1982 Since 1996	Managing Director Managing Director Managing Director Managing Director Managing Director

Metropolitan West Asset Management LLC	Tad Rivelle Laird Landmann Stephen Kane Jamie Farnham Gino Nucci Bryan Whalen Mitch Flack	Since 1996 Since 1996 Since 1996 Since 2002 Since 2004 Since 2004 Since 2001	Chief Investment Officer, Generalist Portfolio
Manager
Generalist Portfolio Manager
Generalist Portfolio Manager, Managing Director
Specialist Portfolio Manager
Specialist Portfolio Manager
Specialist Portfolio Manager
Specialist Portfolio Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to the "Summary of Other Information About the Funds" section on page 93 of this prospectus.

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EMERGING MARKETS DEBT FUND

Fund Summary

Investment Goal

Maximize total return.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.85%
Distribution (12b-1) Fees	None
Other Expenses	0.08%
Total Annual Fund Operating Expenses	0.93%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Emerging Markets Debt Fund — Class A Shares	$95	$296	$515	$1,143

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 66% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Emerging Markets Debt Fund will invest at least 80% of its net assets in fixed income securities of emerging market issuers. The Fund will invest in debt securities of government, government-related and corporate issuers in emerging market countries, as well as entities organized to restructure the outstanding debt of such issuers. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation (SIMC), the

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Fund's adviser. The Sub-Advisers will spread the Fund's holdings across a number of countries and industries to limit its exposure to a single emerging market economy and may not invest more than 25% of its assets in any single country. There are no restrictions on the Fund's average portfolio maturity, or on the maturity of any specific security. There is no minimum rating standard for the Fund's securities and the Fund's securities will generally be in the lower or lowest rating categories (including those below the fourth highest rating category by an NRSRO, commonly referred to as junk bonds).

The Sub-Advisers seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. In managing the Fund's currency exposure, the Sub-Advisers buy and sell currencies (i.e., take long or short positions) using derivatives, such as futures, foreign currency forward contracts and other derivatives. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase its exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. In managing the Fund's currency exposure for foreign securities, the Sub-Advisers may buy and sell currencies for hedging or for speculative purposes.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.

What Are the Risks of Investing in the Fund?

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Below Investment Grade Securities Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Foreign Sovereign Debt Securities Risk — The risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting

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governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Non-Diversified Risk — The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities.

Currency Risk — Due to the Fund's active positions in currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Derivatives Risk — The risk that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative instrument. The Fund's use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the Fund to realize higher amounts of short-term capital gain. These risks could cause the Fund to lose more than the principal amount invested.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Investment Style Risk — The risk that emerging market debt securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Loss of money is a risk of investing in the Fund.

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Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past four years, and by showing how the Fund's average annual returns for 1 year, and since the Fund's inception, compared with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 15.09% (06/30/09)

Worst Quarter: -11.06% (12/31/08)

The Fund's total return from January 1, 2010 to June 30, 2010 was 6.02%.

Average Annual Total Returns (for the periods ended December 31, 2009)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Emerging Markets Debt Fund	1 Year	Since Inception* (12/5/2005)
Return Before Taxes	42.36%	9.03%
Return After Taxes on Distributions	37.31%	6.08%
Return After Taxes on Distributions and Sale of Fund Shares	27.21%	5.94%
J.P. Morgan EMBI Global Diversified Index Return (reflects no deduction for fees, expenses or taxes)	29.82%	7.43%

* Index returns are shown from December 31, 2005.

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Management

Investment Adviser. SEI Investments Management Corporation

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with Sub-Adviser	Title with Sub-Adviser
Ashmore Investment Management Limited	Mark Coombs Seumas Dawes Ricardo Xavier Brent de Jong Jerome Booth Jules Green	Since 1992 Since 1992 Since 2003 Since 2007 Since 1992 Since 1992	Chief Executive Officer
Senior Portfolio Manager & Co-head of Special
Situations
Senior Portfolio Manager
Senior Portfolio Manager & Co-head of Special
Situations
Head of Research
Senior Portfolio Manager — retired as of
September 30, 2009

ING Investment Management Advisors, B.V.	Rob Drijkoningen Gorky Urquieta	Since 1995 Since 2000	Global Head of Emerging Markets Co-Head of Emerging Market Debt

Stone Harbor Investment Partners LP	Peter J. Wilby, CFA James E. Craige, CFA Thomas Flanagan, CFA Pablo Cisilino David Oliver Christopher Wilder, CFA	Since 2006 Since 2006 Since 2006 Since 2007 Since 2008 Since 2010	Chief Investment Officer Portfolio Manager Portfolio Manager Portfolio Manager Portfolio Manager Portfolio Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to the "Summary of Other Information About the Funds" section on page 93 of this prospectus.

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REAL RETURN FUND

Fund Summary

Investment Goal

Total return exceeding the rate of inflation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.22%
Distribution (12b-1) Fees	None
Other Expenses	0.33%
Total Annual Fund Operating Expenses	0.55%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Real Return Fund — Class A Shares	$56	$176	$307	$689

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 205% of the average value of its portfolio.

Principal Investment Strategies

The Fund uses a multi-manager approach under the general supervision of SIMC, allocating the assets among multiple sub-advisers using different investment strategies designed to produce a total return that exceeds the rate of inflation in the U.S. To a limited extent, SIMC may also directly manage a portion of the Fund's portfolio.

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Under normal circumstances, the Fund will invest a significant portion of its assets in investment grade fixed income securities, including inflation-indexed bonds of varying maturities issued by the U.S. Treasury, other U.S. Government agencies and instrumentalities, and non-government entities such as corporations. An inflation-indexed bond is a bond that is structured so that its principal value will change with inflation. Treasury Inflation-Protected Securities, or "TIPS," are a type of inflation-indexed bond in which the Fund may invest. The Fund will invest primarily in investment grade securities (those rated AAA, AA, A and BBB-), as rated by S&P or a similar ratings agency. The Fund's exposure to fixed income securities is not restricted by maturity requirements.

The Fund may also use derivative instruments that provide an inflation-adjusted return. A derivative instrument is a financial contract whose value depends on, or is derived from, an underlying asset, rate or index. The Fund may invest in derivatives, such as futures contracts, options, forward contracts and swaps, either for risk management purposes or as part of its investment strategies.

The Fund may also invest in other financial instruments or use other investment techniques (such as reverse repurchase agreements) to seek to obtain market exposure to the securities in which the Fund primarily invests.

The Fund may also invest in: (i) securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities and obligations of U.S. and foreign commercial banks, such as certificates of deposit, time deposits, bankers' acceptances and bank notes; (ii) obligations of foreign governments; (iii) U.S. and foreign corporate debt securities, including commercial paper, and fully-collateralized repurchase agreements with highly rated counterparties (those rated A or better); and (iv) securitized issues such as mortgage-backed securities issued by U.S. Government agencies.

Principal Risks

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Derivatives Risk — The risk that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative instrument. The Fund's use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the Fund to realize higher amounts of short-term capital gain. These risks could cause the Fund to lose more than the principal amount invested.

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Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Foreign Sovereign Debt Securities Risk — The risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Foreign Investment Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments.

Investment Style Risk — The Fund is also subject to the risk that equity securities of developed countries may underperform other segments of the equity markets or the equity markets as a whole.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Loss of money is a risk of investing in the Fund.

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Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past three years, and by showing how the Fund's average annual returns for 1 year, and since the Fund's inception, compared with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 5.47% (03/31/08)

Worst Quarter: -4.42% (12/31/08)

The Fund's total return from January 1, 2010 to June 30, 2010 was 2.21%.

Average Annual Total Returns (for the periods ended December 31, 2009)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Real Return Fund	1 Year	Since Inception* (12/14/2006)
Return Before Taxes	9.75%	6.34%
Return After Taxes on Distributions	8.89%	4.49%
Return After Taxes on Distributions and Sale of Fund Shares	6.34%	4.34%
Barclays Capital US Treasury Inflation Notes 1-5 Year Index	11.48%	6.23%
Barclays Capital US Treasury Inflation Notes 1-10 Year Index Return (reflects no deduction for fees, expenses or taxes)	12.02%	6.80%

* Index returns are shown from December 31, 2006.

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Management

Investment Adviser. SEI Investments Management Corporation

Sub-Adviser and Portfolio Manager.

Sub-Adviser	Portfolio Manager	Experience with Sub-Adviser	Title with Sub-Adviser
Wellington Management Company, LLP	Lindsay Thrift Politi	Since 2000	Vice President and Fixed Income Portfolio Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to the "Summary of Other Information About the Funds" section on page 93 of this prospectus.

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DYNAMIC ASSET ALLOCATION FUND

Fund Summary

Investment Goal

Long-term total return.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.60%
Distribution (12b-1) Fees	None
Other Expenses	0.15%*
Total Annual Fund Operating Expenses	0.75%

* Other expenses are based on estimated amounts for the current fiscal year.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years
Dynamic Asset Allocation Fund — Class A Shares	$77	$240

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

Principal Investment Strategies

The Fund employs a tactical asset allocation investment strategy, which means that the Fund seeks to achieve its investment objective through a risk-controlled, disciplined process designed to capture returns from short and intermediate-term market anomalies which may arise in a broad range of asset classes. The Fund seeks to maintain an asset allocation between the broad U.S. equity and U.S. fixed income markets primarily through the use of derivatives, and mainly index futures contracts. The

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allocation between U.S. equity and U.S. fixed income markets will be dynamic based on the Sub-Advisers' views of current market conditions and their outlook for each asset class. The Fund's exposure to fixed income securities is not restricted by ratings or maturity requirements. The Fund's exposure to equity securities is not restricted by market capitalizations. The Sub-Advisers purchase derivatives, generally using only a fraction of the assets that would be needed to purchase the equity and fixed income securities directly, and the remaining assets in the Fund will be primarily invested in short-term, investment grade U.S. fixed income securities and cash equivalent investments.

The Sub-Advisers may also opportunistically seek to add value to the Fund's portfolio by investing in other asset classes, such as global equities and bonds and derivatives thereon, currencies, and other asset classes. The Sub-Advisers will allocate assets among these asset classes in proportions consistent with the Sub-Advisers' evaluation of the expected returns and risks of each asset class and current market conditions. The proportional investments in each asset class may change from time to time as risk-adjusted return expectations shift. The Fund may invest in any, all or none of these additional asset classes at any given time, and there are no limitations on the amount of the Fund's assets that may be allocated to any one of these asset classes. The Fund may invest up to 100% of its assets in any one of these types of assets at any point in time.

The investment strategy is based on the systematic capture of excess return through opportunistic long and short exposures to its target asset classes. The Sub-Advisers select securities for the Fund based on asset allocation decisions, rather than by making decisions based on the attractiveness of individual securities. The strategy involves investing both long and short in order to capture relative returns from the broad U.S. equity and fixed income markets and, to a lesser extent, foreign stocks and bonds and derivatives thereon, currencies, and other asset classes, while balancing expected returns with the risks of making such investments. The investment process is based on factors such as: (i) the systematic evaluation of the characteristics of various markets, (ii) measures of relative value, (iii) future opportunities for growth, and (iv) seeking profits from managing the overall volatility and risk in the Fund's portfolio. The Sub-Advisers to the Fund may use a computer model to estimate the return and risk of each asset class and implement shifts in allocations in a disciplined manner. The Fund seeks to capitalize on anticipated fluctuations of the financial markets in which the market values of the asset classes do not reflect their true value by changing the mix of the Fund's holdings in the various asset classes. The Fund may purchase shares of exchange-traded funds (ETFs) to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.

This Fund is intended only to be used by shareholders as a component of a broader investment strategy and may be considered by shareholders who seek to add a dynamic component to their overall investment strategy. The goal of the Fund is to serve as a dynamic overlay to broader strategic allocations along several levels, including, but not limited to: asset class selection; investments in equity, fixed income and currencies from varying foreign markets; style; credit; duration; inflation; and real asset exposures.

Principal Risks

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price

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fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Below Investment Grade Securities Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Small Capitalization Risk — The risk that small capitalization securities purchased by the Underlying SEI Funds may underperform other segments of the equity markets or the equity markets as a whole. Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies.

Derivatives Risk — The risk that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative instrument. The Fund's use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the Fund to realize higher amounts of short-term capital gain. These risks could cause the Fund to lose more than the principal amount invested.

Leverage Risk — The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Liquidity Risk: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance.

Interest Rate Risk — The risk that the Fund's yield will decline due to falling interest rates. A rise in interest rates typically causes a fall in values of fixed income securities in which the Fund invests, while a fall in interest rates typically causes a rise in values in such securities.

U.S. Government Securities Risk — Certain Underlying SEI Funds invest in U.S. Government securities. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

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Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities and asset-backed securities may not have the benefit of any security interest in the related assets.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Currency Risk — Due to the Fund's active positions in currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Loss of money is a risk of investing in the Fund.

Performance Information

The Fund commenced operations on July 30, 2010. Because the Fund did not have a full calendar year of performance as of September 30, 2010, performance results have not been provided.

Management

Investment Adviser. SEI Investments Management Corporation

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with Sub-Adviser	Title with Sub-Adviser
Credit Suisse Asset Management, LLC	Anne-Sophie van Royen Xiaomeng Yang	Since 2004 Since 2005	Managing Director Vice-President

Goldman Sachs Asset Management, L.P.	Katinka Domotorffy, CFA William Fallon, ASA, Ph.D. Clement Chan	Since 1998 Since 1998 Since 2001	Managing Director and Chief Investment Officer Managing Director and Co-CIO Alpha Strategies, Head of Research Vice President and Senior Portfolio Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to the "Summary of Other Information About the Funds" section on page 93 of this prospectus."

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SUMMARY OF OTHER INFORMATION ABOUT THE FUNDS

Purchase and Sale of Fund Shares

The Funds' minimum investment requirements for Class A Shares are: (a) that you must be an Eligible Investor (i.e., institutions, including defined contribution plans, health care defined benefits plans and board-designated funds, insurance operating funds, foundations, endowments, public plans and Taft-Hartley plans, that have entered into an investment management agreement with SIMC); and (b) that your minimum initial investment must be $500,000. You may purchase and redeem shares of a Fund on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day). You may sell your Fund shares by contacting your financial institution or intermediary directly. Financial institutions and intermediaries may redeem Fund shares on behalf of their clients by contacting the Funds' transfer agent (the Transfer Agent) or the Funds' authorized agent, using certain SEI proprietary systems or calling 1-800-858-7233, as applicable.

Tax Information

The distributions made by the Funds are taxable, and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Fund distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of the Funds' shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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MORE INFORMATION ABOUT FUND INVESTMENTS

SEI Institutional Investments Trust is a mutual fund family that offers shares in separate investment portfolios (each, a Fund, and together, the Funds). The Funds have individual investment goals and strategies and are designed primarily for institutional investors and financial institutions and their clients that have signed an Investment Management Agreement with SEI Investments Management Corporation (as discussed in the section below, entitled "Purchasing and Selling Fund Shares").

Each Fund has its own investment goal and strategies for reaching that goal. Each Fund's assets are managed under the direction of SEI Investments Management Corporation (SIMC) and one or more sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers), who manage portions of the Fund's assets in a way that they believe will help the Fund achieve its goals. SIMC acts as "manager of managers" for the Funds, and attempts to ensure that the Sub-Advisers comply with the Funds' investment policies and guidelines. SIMC also recommends the appointment of additional or replacement sub-advisers to the Funds' Board of Trustees. In addition, to a limited extent, SIMC may also directly manage a portion of the High Yield Bond and Real Return Funds' assets in a manner that it believes will help the Funds achieve their investment goals.

The investments and strategies described in this prospectus are those that SIMC and the Sub-Advisers use under normal conditions. During unusual economic or market conditions or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations that would not ordinarily be consistent with a Fund's objectives. In addition, for temporary defensive purposes, the Funds may invest all or a portion of their assets in common stocks of larger, more established companies and in investment grade fixed income securities. A Fund will do so only if SIMC or the Sub-Advisers believe that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, there is no guarantee that any Fund will achieve its investment goal. Unless otherwise explicitly stated herein, the investment policies and restrictions of the Funds are not fundamental and may be changed by the Board, without shareholder approval.

To achieve its investment goal, each Fund may invest in one or more portfolios (each, a Portfolio) of SEI Alpha Strategy Portfolios, LP, a registered open-end investment company which was established to permit the Funds to pursue their respective investment strategies in an efficient manner. A Fund may invest in a Portfolio only if the Portfolio invests in securities and pursues investment strategies that are consistent with the Fund's investment strategy. Additional information regarding SEI Alpha Strategy Portfolios, LP, including the Sub-Advisers that manage a portion of each Portfolio, is provided under "Sub-Advisers and Portfolio Managers — SEI Alpha Strategy Portfolios, LP." Each Portfolio has expenses associated with its operations, including advisory and administration fees. When a Fund invests in a Portfolio, it will bear a pro rata portion of the Portfolio's expenses. These expenses will be reflected in a Fund's fee table as "Acquired Fund Fees and Expenses."

MORE INFORMATION ABOUT RISKS

Risk Information Common to the Funds

Investing in the Funds involves risk, and there is no guarantee that a Fund will achieve its goal. SIMC and the Sub-Advisers make judgments about the securities markets, the economy and companies, but these judgments may not anticipate actual market movements or the impact of economic conditions on company performance. In fact, no matter how good a job SIMC and the Sub-Advisers do, you could lose

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money on your investment in a Fund, just as you could with other investments. A Fund share is not a bank deposit, and it is not insured or guaranteed by the FDIC or any other government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect securities markets generally, as well as those that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which those securities trade. The effect on a Fund's share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

More Information About Principal Risks

The following descriptions provide additional information about some of the risks of investing in the Funds:

Asset-Backed Securities — The Large Cap Diversified Alpha, Large Cap Disciplined Equity, International Equity, World Equity Ex-US, Screened World Equity Ex-US, Enhanced LIBOR Opportunities and Dynamic Asset Allocation Funds may invest in asset-backed securities. Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities, which is discussed below. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Funds will be unable to possess and sell the underlying collateral and that the Funds' recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, the Funds may suffer a loss if they cannot sell collateral quickly and receive the amount they are owed.

Bank Loans — The Enhanced LIBOR Opportunities and High Yield Bond Funds may invest in bank loans. Bank loans are fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions (lenders). In connection with purchasing participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the participation. When the Funds purchase assignments from lenders, the Funds will acquire direct rights against the borrower on the loan. The Funds may have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the Funds' ability to dispose of the bank loan in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

Below Investment Grade Securities (Junk Bonds) — The Large Cap Diversified Alpha, Large Cap Disciplined Equity, International Equity, World Equity Ex-US, Enhanced LIBOR Opportunities, High

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Yield Bond, Long Duration, Emerging Markets Debt and Dynamic Asset Allocation Funds may invest in below investment grade securities (junk bonds). Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security. The volatility of junk bonds, particularly those issued by foreign governments, is even greater since the prospects for repayment of principal and interest of many of these securities is speculative. Some may even be in default. As an incentive to invest in these risky securities, they tend to offer higher returns.

Corporate Fixed Income Securities — The Large Cap Diversified Alpha, Large Cap Disciplined Equity, International Equity, World Equity Ex-US, Enhanced LIBOR Opportunities, Emerging Markets Debt, Core Fixed Income, Long Duration, Real Return and Dynamic Asset Allocation Funds may invest in corporate fixed income securities. Corporate fixed income securities are fixed income securities issued by public and private businesses. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security. In addition, due to lack of uniformly available information about issuers or differences in the issuers' sensitivity to changing economic conditions, it may be difficult to measure the credit risk of corporate securities.

Credit — The Funds are subject to credit risk, which means it is subject to the risk that a decline in the credit quality of an investment could cause the Funds to lose money. Although the Funds, except the Enhanced LIBOR Opportunities and High Yield Bond Funds, primarily invest in investment grade securities, the Funds could lose money if the issuer or guarantor of a portfolio security or a counterparty to a derivative contract fails to make timely payment or otherwise honor its obligations. Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities. Below investment grade securities involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of below investment grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

Currency — The Large Cap Diversified Alpha, Large Cap Disciplined Equity, International Equity, World Equity Ex-US, Enhanced LIBOR Opportunities, Emerging Markets Debt and Dynamic Asset Allocation Funds take active positions in currencies which involve different techniques and risk analyses than the Funds' purchase of securities. Currency exchange rates may fluctuate in response to factors extrinsic to that country's economy, which makes the forecasting of currency market movements extremely difficult. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These can result in losses to the Funds if they are unable to deliver or receive currency or funds in settlement

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of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Passive investment in currencies may subject the Funds to additional risks and the value of the Funds' investments may fluctuate in response to broader macroeconomic risks than if the Funds invested only in equity securities.

Derivatives — The Large Cap, Large Cap Diversified Alpha, Large Cap Disciplined Equity, Strategic U.S. Large Cap, U.S. Managed Volatility, International Equity, World Equity Ex-US, Global Equity, Enhanced LIBOR Opportunities, Long Duration, Emerging Markets Debt, Real Return and Dynamic Asset Allocation Funds may invest in derivatives. Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by the Funds, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Funds to sell a derivative instrument, which could result in difficulty in closing the position. Moreover, certain derivative instruments can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. Some derivative instruments are subject to counterparty risk. A default by the counterparty on its payments to the Funds will cause the value of your investment in the Funds to decrease. The Funds' use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on the Funds. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the Funds to realize higher amounts of short-term capital gain. These risks could cause the Funds to lose more than the principal amount invested.

Equity Market — Since they may purchase equity securities, the Funds are subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Funds' securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Funds.

Exchange-Traded Funds (ETFs) — The Large Cap, Large Cap Diversified Alpha, Large Cap Disciplined Equity, Large Cap Index, Strategic U.S. Large Cap, Small Cap, Small/Mid Cap Equity, U.S. Managed Volatility, International Equity, World Equity Ex-US, Core Fixed Income, High Yield Bond, Long Duration, Emerging Markets Debt and Dynamic Asset Allocation Funds may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Funds invest in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. Such ETF's expenses may make owning shares of the ETF more costly than owning the underlying securities directly. The risks of owning shares of an ETF generally reflect the risks of owning the

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underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities.

Fixed Income Market — The prices of the Funds' fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Funds' fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Foreign Investment/Emerging Markets — The Large Cap Diversified Alpha, Large Cap Disciplined Equity, International Equity, World Equity Ex-US, Enhanced LIBOR Opportunities, Emerging Markets Debt, Real Return and Dynamic Asset Allocation Funds may invest in foreign issuers, including issuers located in emerging market countries. Investing in issuers located in foreign countries poses distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Funds' investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Emerging market countries or developing countries are countries that the World Bank classifies as low, low-middle and upper-middle income countries. Developed countries are countries with overall high levels of economic prosperity. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Funds' investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Hedged Strategies — The U.S. Managed Volatility Fund may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including short sales and derivative transactions. Although some of the sub-advisers use hedged strategies, there is no assurance that hedged strategies will protect against losses or perform better than non-hedged strategies, and some sub-advisers may use long-only strategies. The investment strategies employed by the Fund that emphasize hedged positions rather than non-hedged positions in securities and derivatives are used in an effort to protect against losses due to general movements in market prices and are tools the sub-advisers use to manage the Fund's price volatility. However, no assurance can be given that such hedging will be successful or that consistent absolute returns will be achieved.

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Index Tracking — The Large Cap Index Fund attempts to track the performance of a benchmark index. Factors such as cash flows, Fund expenses, imperfect correlation between the Fund's investments and those of its benchmark, rounding of share prices, changes to the benchmark, and regulatory policies may affect the Fund's ability to achieve perfect correlation. The magnitude of any tracking error may be affected by a higher portfolio turnover rate. Because an index is a composite of the prices of the securities it represents, rather than an actual portfolio of those securities, an index will have no expenses. As a result, the Fund, which will have expenses such as brokerage, custody, management fees and other operational costs, may not achieve its investment objective of accurately correlating to an index. The Fund is subject to the risk that the performance of the Fund may deviate from the Russell 1000 Index. The sub-adviser purchases only a representative portion of the securities in the Russell 1000 Index, and therefore, the performance of the Fund's portfolio of securities may not match that of the Russell 1000 Index. Depending on the sub-adviser's approach and the size of the Fund, the representative sample of securities in the Russell 1000 Index that are actually held by the Fund may vary from time to time. In addition, the Fund is subject to the risk that its investment approach, which attempts to replicate the performance of the Russell 1000 Index, may perform differently than other mutual funds which focus on particular equity market segments or invest in other asset classes.

Interest Rate — Interest rate risk is the risk that the Funds' yields will decline due to falling interest rates. A rise in interest rates typically causes a fall in values of fixed income securities, including U.S. Government Securities, in which the Funds invest, while a fall in interest rates typically causes a rise in values in such securities. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Leverage — Certain Fund transactions, such as derivatives or reverse repurchase agreements, may give rise to a form of leverage. The use of leverage can amplify the effects of market volatility on the Funds' share price and make the Funds' returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds' portfolio securities. The use of leverage may also cause the Funds to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Mortgage-Backed Securities — The Large Cap Diversified Alpha, Large Cap Disciplined Equity, International Equity, World Equity Ex-US, Screened World Equity Ex-US, Enhanced LIBOR Opportunities, Core Fixed Income, Real Return and Dynamic Asset Allocation Funds may invest in mortgage-backed securities. Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments, which must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Funds' mortgage-backed securities and, therefore, to assess the volatility risk of the Funds.

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The privately issued mortgage-backed securities in which the Funds invest are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities and may bear a greater risk of nonpayment than securities that are backed by the U.S. Treasury. However, the timely payment of principal and interest normally is supported, at least partially, by various credit enhancements by banks and other financial institutions. There can be no assurance, however, that such credit enhancements will support full payment of the principal and interest on such obligations. In addition, changes in the credit quality of the entity that provides credit enhancement could cause losses to the Funds and affect their share price.

Short Sales — The Large Cap, Large Cap Diversified Alpha, Large Cap Disciplined Equity, Strategies U.S. Large Cap and U.S. Managed Volatility Funds may engage in short sales transactions. Short sales are transactions in which the Funds sell a security they do not own. To complete a short sale, the Funds must borrow the security to deliver to the buyer. The Funds are then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Funds and the Funds will incur a loss if the price of the security sold short increases between the time of the short sale and the time the Funds replace the borrowed security. The Funds' investment strategies of reinvesting proceeds received from selling securities short may effectively create leverage, which can amplify the effects of market volatility on the Funds' share price and make the Funds' returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds' portfolio securities. The use of leverage may also cause the Funds to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy their obligations.

Small-Cap Company Risk — Funds that invest in small-cap securities may be more volatile than funds that invest in large-cap and mid-cap securities because small cap stocks have historically been more risky than large-cap and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. In addition, smaller companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies. Further, smaller companies may have less publicly available information and, when available, it may be inaccurate or incomplete.

GLOBAL ASSET ALLOCATION

Each Fund has its own distinct risk and reward characteristics, investment objective, policies and strategies. In addition to managing the Funds, SIMC constructs and maintains global asset allocation strategies (Strategies) for certain clients, and the Funds are designed in part to implement those Strategies. The degree to which an investor's portfolio is invested in the particular market segments and/or asset classes represented by these Funds varies, as does the investment risk/return potential represented by each Fund. Some Funds, especially the Emerging Markets Equity, High Yield Bond, Emerging Markets Debt and Dynamic Asset Allocation Funds, may have extremely volatile returns. Because of the historical lack of correlation among various asset classes, an investment in a portfolio of Funds representing a range of asset classes as part of a Strategy may reduce the Strategy's overall level of volatility. As a result, a Strategy may reduce risk.

In managing the Funds, except the Large Cap Index Fund, SIMC focuses on four key principles: asset allocation, portfolio structure, the use of managers and continuous portfolio management. Asset

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allocation across appropriate asset classes (represented by some of the Funds) is the central theme of SIMC's investment philosophy. SIMC seeks to reduce risk further by creating a portfolio that focuses on a specific asset class. SIMC then oversees a network of managers who invest the assets of these Funds in distinct segments of the market or class represented by each Fund. These managers adhere to distinct investment disciplines, with the goal of providing greater consistency and predictability of results, as well as broader diversification across and within asset classes. SIMC constantly monitors and evaluates managers for these Funds to ensure that they do not deviate from their stated investment philosophy or process.

Within the Strategies, SIMC periodically adjusts the target allocations among the Funds to ensure that the appropriate mix of assets is in place. SIMC also may create new Strategies which reflect significant changes in allocation among the Funds. Since a large portion of the assets in the Funds may be comprised of investors in Strategies controlled or influenced by SIMC, this reallocation activity could result in significant purchase or redemption activity in the Funds. While reallocations are intended to benefit investors that invest in the Funds through the Strategies, they could in certain cases have a detrimental effect on Funds that are being materially reallocated, including by increasing portfolio turnover (and related transactions costs), disrupting portfolio management strategy, and causing a Fund to incur taxable gains. SIMC seeks to manage the impact to the Funds resulting from reallocations in the Strategies.

MORE INFORMATION ABOUT THE FUNDS' BENCHMARK INDICES

The following information describes the various indices referred to in the Performance Information sections of this Prospectus, including those indices that compose the Long Duration Fund's Blended Benchmark Index.

The Barclays Capital Aggregate Bond Index is a widely recognized, market-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. Government obligations, corporate debt securities and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB-) or higher, with maturities of at least 1 year.

The Barclays Capital Long U.S. Government/Credit Index measures performance of U.S. dollar denominated U.S. Treasuries, government-related, and investment grade U.S. corporate securities that have remaining maturity of greater than or equal to 10 years.

The Barclays Capital U.S. Government Inflation-Linked Bond Index, 1-5 Year Index represents an unmanaged market index composed of all U.S. Treasury inflation-linked indexed securities with maturities of 1 to 5 years.

The Barclays Capital U.S. Long Credit Index measures the performance of the long term sector of the U.S. investment bond market, including investment grade corporate debt and sovereign, supranational, local authority and non-U.S. agency dollar-denominated bonds with a remaining maturity of greater than or equal to 10 years.

The Barclays Capital U.S. Long Government Index includes U.S. Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than ten years) and U.S. agency debentures (publicly issued debt of U.S. Government agencies, quasifederal corporations, and corporate or foreign debt guaranteed by the U.S. Government).

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The J.P. Morgan EMBI Global Diversified Index tracks the total returns for U.S. dollar-denominated debt instruments issued by sovereign and quasi-sovereign entities.

The Merrill Lynch 3-Month LIBOR Constant Maturity Index is an unmanaged index of 3 month constant maturity dollar-denominated deposits derived from interest rates on the most recent available dollar-denominated deposits.

The Merrill Lynch U.S. High Yield Master II Constrained Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market, including securities issued in accordance with Rule 144A of the Securities Act of 1933. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. The Merrill Lynch U.S. High Yield Master II Constrained Index is priced daily and revisions are effected monthly.

The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Index is an unmanaged capitalization-weighted index composed of companies representative of both developed and emerging markets, excluding the United States.

The Morgan Stanley Capital International (MSCI) EAFE Index is a widely recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 900 securities listed on the stock exchanges of developed market countries in Europe, Australasia and the Far East.

The Russell 1000 Index is a widely recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 1,000 largest U.S. companies.

The Russell 2000 Index is a widely recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 2,000 smallest U.S. companies out of the 3,000 largest U.S. companies.

The Russell 2500 Index is a widely recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 2,500 smallest U.S. companies out of the 3,000 largest U.S. companies.

The S&P 500 Index is a widely recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of the 500 stocks designed to mimic the overall equity markets' industry weightings.

INVESTMENT ADVISER AND SUB-ADVISERS

SIMC acts as the manager of managers of the Funds, and is responsible for the investment performance of the Funds since it allocates each Fund's assets to one or more sub-advisers and recommends hiring or changing sub-advisers to the Board of Trustees.

Each Sub-Adviser makes investment decisions for the assets it manages and continuously reviews, supervises and administers its investment program. SIMC oversees the Sub-Advisers to ensure compliance with the Funds' investment policies and guidelines, and monitors each Sub-Adviser's adherence to its investment style. The Board of Trustees supervises SIMC and the Sub-Advisers, establishes policies that they must follow in their management activities and oversees the hiring and

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termination of the Sub-Advisers recommended by SIMC. SIMC pays the Sub-Advisers out of the investment advisory fees it receives (as described below).

SIMC, a Securities and Exchange Commission registered investment adviser located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the investment adviser to the Funds. SIMC makes investment decisions for the High Yield Bond Fund and continuously reviews, supervises and administers each Fund's investment program. As of July 31, 2010, SIMC had approximately $87.3 billion in assets under management. For the fiscal year or period ended May 31, 2010, SIMC received investment advisory fees, as a percentage of each Fund's average daily net assets, at the following annual rates:

	Investment Advisory Fees	Investment Advisory Fees After Fee Waivers
Large Cap Fund	0.40%	0.24%
Large Cap Diversified Alpha Fund	0.40%	0.29%
Large Cap Disciplined Equity Fund	0.40%	0.17%
Large Cap Index Fund	0.17%	0.04%
Small Cap Fund	0.65%	0.52%
Small/Mid Cap Equity Fund	0.65%	0.48%
U.S. Managed Volatility Fund	0.65%	0.33%
International Equity Fund	0.505%	0.31%
World Equity Ex-US Fund	0.55%	0.40%
Screened World Equity Ex-US Fund	0.65%	0.44%
Enhanced LIBOR Opportunities Fund	0.45%	0.38%
Core Fixed Income Fund	0.30%	0.12%
High Yield Bond Fund	0.4875%	0.32%
Long Duration Fund	0.30%	0.18%
Emerging Markets Debt Fund	0.85%	0.52%
Real Return Fund	0.22%*	0.27%

* The Investment Advisory Fees for the period June 1, 2009 through December 31, 2009 were 0.70%. Effective January 1, 2010, the Board of Trustees approved a reduction in Investment Advisory Fees to 0.22%.

For the fiscal year ended May 31, 2010, the Strategic U.S. Large Cap Equity, Emerging Markets Equity, Global Equity and Dynamic Asset Allocation Funds were not in operation. Upon commencing operations, each of these Funds will pay SIMC advisory fees, as a percentage of the average net assets of the Fund, at the following annual rates:

Strategic U.S. Large Cap Equity Fund	0.40%
Emerging Markets Equity Fund	1.05%
Global Equity Fund	0.60%
Dynamic Asset Allocation Fund	0.60%

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A discussion regarding the basis for the Board of Trustees' approval of the Funds' investment advisory and sub-advisory agreements is available in the Funds' annual report, which covers the period June 1, 2009 through May 31, 2010.

Information About Fee Waivers

The Funds' actual total annual fund operating expenses for the most recent fiscal year were less than the amounts shown in the Annual Fund Operating Expenses Tables in the Fund Summary sections because the Funds' adviser and/or the Funds' administrator, voluntarily waived a portion of its fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes, Trustees fees and extraordinary expenses not incurred in the ordinary course of the Funds' business) at a specified level. The voluntary waivers of the Funds' adviser and Funds' administrator are limited to the Funds' direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Funds, such as acquired fund fees and expenses (AFFE). In addition, some Funds may participate in a commission recapture program where the Funds' trades may be executed through the Funds' distributor, and a portion of the commissions paid on those trades are then used to pay the Funds' expenses. The Funds' adviser and the Funds' administrator may discontinue all or part of these waivers at any time. With these fee waivers, the Funds' actual total annual fund operating expenses were as follows:

Fund Name — Class A Shares	Total Annual Fund Operating Expenses (before fee waivers)	Total Annual Fund Operating Expenses (after fee waivers)	Total Annual Fund Operating Expenses (after fee waivers, excluding AFFE, if applicable)*	Total Annual Fund Operating Expenses (after fee waivers, excluding AFFE, Short Sale Expenses, and Reverse Repurchase Expenses and after commission recapture, if applicable)*
Large Cap Fund	0.48%	0.27%	0.26%	0.26%
Large Cap Diversified Alpha Fund	0.50%	0.34%	0.31%	0.31%
Large Cap Disciplined Equity Fund	0.50%	0.21%	0.18%	0.18%
Large Cap Index Fund	0.24%	0.06%	0.06%	0.06%
Strategic U.S. Large Cap Fund	0.55%	0.55%	0.55%	0.55%
Small Cap Fund	0.73%	0.54%	0.53%	0.53%
Small/Mid Cap Equity Fund	0.73%	0.50%	0.49%	0.49%
U.S. Managed Volatility Fund	0.73%	0.36%	0.35%	0.35%
International Equity Fund	0.64%	0.39%	0.39%	0.39%
World Equity Ex-US Fund	0.66%	0.46%	0.45%	0.45%
Screened World Equity Ex-US Fund	1.07%	0.81%	0.80%	0.80%
Emerging Markets Equity Fund	1.50%	1.50%	1.50%	1.50%
Global Equity Fund	0.85%	0.85%	0.85%	0.85%
Enhanced LIBOR Opportunities Fund	0.62%	0.49%	0.41%	0.41%
Core Fixed Fund	0.38%	0.15%	0.14%	0.14%
High Yield Bond Fund	0.57%	0.36%	0.35%	0.35%
Long Duration Fund	0.38%	0.21%	0.20%	0.20%
Emerging Markets Debt Fund	0.93%	0.55%	0.55%	0.55%

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Fund Name — Class A Shares	Total Annual Fund Operating Expenses (before fee waivers)	Total Annual Fund Operating Expenses (after fee waivers)	Total Annual Fund Operating Expenses (after fee waivers, excluding AFFE, if applicable)*	Total Annual Fund Operating Expenses (after fee waivers, excluding AFFE, Short Sale Expenses, and Reverse Repurchase Expenses and after commission recapture, if applicable)*
Real Return Fund	0.55%	0.29%	0.29%	0.29%
Dynamic Asset Allocation Fund	0.75%	0.50%	0.50%	0.50%

* AFFE reflect the estimated amount of fees and expenses that were incurred indirectly by the Funds through their investments in other investment companies during the most recent fiscal year, including investments in a portfolio of SEI Alpha Strategy Portfolios, LP as discussed under "More Information about Investments."

Sub-Advisers and Portfolio Managers

LARGE CAP FUND:

Aronson+Johnson+Ortiz, LP: Aronson+Johnson+Ortiz, LP (AJO), located at 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102, serves as a Sub-Adviser to the Large Cap Fund. A team of investment professionals manages the portion of the Large Cap Fund's assets allocated to AJO. Theodore R. Aronson, CFA, CIC, has been Managing Principal and a portfolio manager at AJO since he founded the firm in 1984. Mr. Aronson is also involved with firm administration and marketing. Stefani Cranston, CFA, CPA, Principal, has been a portfolio manager and portfolio and financial accountant with AJO since 1991. Kevin M. Johnson, PhD, Principal, has been a portfolio manager with the firm since 1993. Martha E. Ortiz, CFA, CIC, Principal, has been a portfolio manager and trader with AJO since 1987. Ms. Ortiz oversees trading and is in charge of portfolio implementation. Gina Marie N. Moore, CFA, CPA, Principal, has been a portfolio manager and research analyst with AJO since 1998. Ms. Moore also focuses on marketing for AJO. R. Brian Wenzinger, CFA, Principal, has been a portfolio manager and research analyst with AJO since 2000. Mr. Wenzinger directs AJO's research and development efforts. Christopher J. W. Whitehead, CFA, Principal, has been a portfolio manager and research analyst with AJO since 2004.

Brown Investment Advisory Incorporated: Brown Investment Advisory Incorporated, located at 901 South Bond Street, Suite 400, Baltimore, MD 21231, serves as a Sub-Adviser to the Large Cap Fund. Kenneth M. Stuzin, CFA is Brown Advisory's ("Sub-Advisor") Institutional Large Cap Growth Portfolio Manager. He has been a portfolio manager for the Brown Advisory Growth Equity Fund (BIAGX) since its inception in June 1999 and assumed the role of lead manager in March 2008. Prior to joining Brown Advisory in 1996, he was a Vice President and Portfolio Manager at J.P. Morgan Investment Management in Los Angeles, where he was a U.S. Large-Cap Portfolio Manager. Prior to this position, Mr. Stuzin was a quantitative Portfolio Strategist in New York, where he advised clients on capital markets issues and strategic asset allocation decisions. Mr. Stuzin received his B.A. from Columbia University in 1986 and his M.B.A. from Columbia University in 1993.

Delaware Management Company: Delaware Management Company (DMC), a series of Delaware Management Business Trust, located at 2005 Market Street, Philadelphia, Pennsylvania 19103, serves as a Sub-Adviser to the Large Cap Fund. A team of investment professionals responsible for all-cap growth manages the portion of the Large Cap Fund's assets allocated to DMC. The vast majority of the team joined DMC from Transamerica Investment Management, LLC (Transamerica) in April 2005. Jeffrey S. Van Harte, CFA, DMC's Senior Vice President and Chief Investment Officer — Focus Growth

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Equity, had been with Transamerica since 1980 as a principal and Executive Vice President. He is responsible for large-cap growth, all-cap growth, and one small/mid-cap growth portfolio. Christopher J. Bonavico, CFA, a Vice President, Senior Portfolio Manager and Equity Analyst at DMC, had been with Transamerica since 1993 as a portfolio manager. Daniel J. Prislin, CFA, a Vice President, Senior Portfolio Manager and Equity Analyst for DMC, had been with Transamerica since 1998 as a principal and portfolio manager. Christopher M. Ericksen, CFA, a Vice President, Portfolio Manager and Analyst for DMC, had been with Transamerica since 2004 as a portfolio manager.

Legg Mason Capital Management, Inc.: Legg Mason Capital Management, Inc. (LMCM), located at 100 International Drive, Baltimore, Maryland 21202, serves as a Sub-Adviser to the Large Cap Fund. The portfolio managers of the Large Cap Fund's assets allocated to LMCM are Mary Chris Gay (Value Equity) and Robert Hagstrom, CFA (Growth Equity). Ms. Gay and Mr. Hagstrom are responsible for the day-to-day management and investment decisions made with respect to the Large Cap Fund. Ms. Gay manages the Value Equity portfolio based upon a master portfolio managed by Bill Miller, CFA, LMCM's Chief Investment Officer. Ms. Gay, Senior Vice President, joined the research department of Legg Mason, Inc. in 1988 and became an analyst for LMCM in 1989. She was named a Portfolio Manager in 1998. She has been a Portfolio Manager for more than the last five years. Mr. Hagstrom has been employed by one or more Legg Mason, Inc. subsidiaries since 1998 and currently serves as a Senior Vice President and Portfolio Manager of LMCM. He has been a Portfolio Manager for more than the last five years.

LSV Asset Management: LSV Asset Management (LSV), located at 1 N. Wacker Drive, Chicago, Illinois 60606, serves as a Sub-Adviser to the Large Cap Fund. Josef Lakonishok, a Founding Partner of LSV, Menno Vermeulen, CFA, a Partner, and Puneet Mansharamani, CFA, a Partner, serve as portfolio managers of the portion of the Large Cap Fund's assets allocated to LSV. Mr. Lakonishok has served as CEO, CIO, Partner and Portfolio Manager of the firm since its founding in 1994. Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst since 1995 and a Partner since 1998. Mr. Mansharamani has served as a Quantitative Analyst since 2000 and a Partner and Portfolio Manager since 2006.

Neuberger Berman Management LLC: Neuberger Berman Management LLC (NBML), located at 605 Third Avenue, New York, New York 10158, serves as a Sub-Adviser to the Large Cap Fund. John J. Barker, Daniel Rosenblatt, Daniel J. Fletcher and Lawrence K. Fisher are responsible for the management of the portion of the Large Cap Fund's assets allocated to NBML. Mr. Barker is a Managing Director and Portfolio Manager on the Large Cap Disciplined Growth team. He joined NBML in 1994 and has held the same position for the past five years. Mr. Rosenblatt is a Managing Director and Portfolio Manager on the Large Cap Disciplined Growth team. He joined NBML in 1990 and has held the same position for the past five years. Mr. Fletcher, CFA is a Managing Director and Portfolio Manager on the Large Cap Disciplined Growth team and has held the same position since joining the firm in 2004. Mr. Fisher, Managing Director, joined NBML in 1998 and has been a Portfolio Manager on the Large Cap Disciplined Growth team since 2007. Prior to joining the Large Cap Disciplined Growth team, Mr. Fisher served as a portfolio manager on another team at NBML.

Quantitative Management Associates LLC: Quantitative Management Associates LLC (QMA), located at Gateway Center 2, McCarter Highway and Market Street, Newark, New Jersey 07102, serves as a Sub-Adviser to the Large Cap Fund. QMA typically follows a team approach in the management of its portfolios. The members of QMA's portfolio management team with primary responsibility for managing the portion of the Large Cap Fund's assets allocated to QMA are listed below. The team consists of Margaret S. Stumpp, Ph.D., Peter Xu, Ph.D., and Devang Gambhirwala. Ms. Stumpp, QMA's Chief

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Investment Officer, is responsible for the overall portfolio management and investment strategy for the Large Cap Fund. She oversees all portfolio management activities for QMA. Ms. Stumpp is extensively involved in quantitative research in asset allocation, security selection and portfolio construction for QMA. Ms. Stumpp joined QMA's predecessor in 1987. Mr. Xu, QMA's Managing Director, is responsible for the portfolio management and investment research for the Large Cap Fund. He heads research and portfolio management for all of QMA's U.S. quantitative core equity portfolios.. Mr. Xu joined QMA's predecessor in 1997. Mr. Gambhirwala, a Principal of QMA, is responsible for portfolio management and investment research for the Large Cap Diversified Alpha Fund. Mr. Gambhirwala is a portfolio manager for long-short strategies for QMA. He is also responsible for the management of structured products. Mr. Gambhirwala joined QMA's predecessor in 1986.

LARGE CAP DIVERSIFIED ALPHA FUND:

Analytic Investors, LLC: Analytic Investors, LLC (Analytic), located at 555 West Fifth Street, 50th Floor, Los Angeles, California 90013, serves as a Sub-Adviser to the Large Cap Diversified Alpha Fund. A team of investment professionals at Analytic manages the portion of the Large Cap Diversified Alpha Fund's assets allocated to Analytic. Dennis Bein, a Chief Investment Officer and a Portfolio Manager, has been a member of the U.S. equity team since joining Analytic 15 years ago. Harindra de Silva, Analytic's President and a Portfolio Manager, has also been a member of the U.S. equity team since joining Analytic 15 years ago. Ryan Brown, a Portfolio Manager, has been a member of the U.S. equity team since joining Analytic three years ago. Prior to joining Analytic, Mr. Brown worked for Beekman Capital Management, in Santa Fe, New Mexico, where he was responsible for selecting stocks within the financial services sector. Portfolio responsibilities are team managed with day-to-day portfolio management responsibilities handled primarily by Mr. Brown. Dr. de Silva works primarily on research for the strategy (i.e., model maintenance and design), and Mr. Bein serves in an oversight role.

Aronson+Johnson+Ortiz, LP: Aronson+Johnson+Ortiz, LP (AJO), located at 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102, serves as a Sub-Adviser to the Large Cap Diversified Alpha Fund. A team of investment professionals manages the portion of the Large Cap Diversified Alpha Fund's assets allocated to AJO. Theodore R. Aronson, CFA, CIC, has been Managing Principal and a portfolio manager at AJO since he founded the firm in 1984. Mr. Aronson is also involved with firm administration and marketing. Stefani Cranston, CFA, CPA, Principal, has been a portfolio manager and portfolio and financial accountant with AJO since 1991. Kevin M. Johnson, PhD, Principal, has been a portfolio manager with the firm since 1993. Martha E. Ortiz, CFA, CIC, Principal, has been a portfolio manager and trader with AJO since 1987. Ms. Ortiz oversees trading and is in charge of portfolio implementation. Gina Marie N. Moore, CFA, CPA, Principal, has been a portfolio manager and research analyst with AJO since 1998. Ms. Moore also focuses on marketing for AJO. R. Brian Wenzinger, CFA, Principal, has been a portfolio manager and research analyst with AJO since 2000. Mr. Wenzinger directs AJO's research and development efforts. Christopher J. W. Whitehead, CFA, Principal, has been a portfolio manager and research analyst with AJO since 2004.

Delaware Management Company: Delaware Management Company (DMC), a series of Delaware Management Business Trust, located at 2005 Market Street, Philadelphia, Pennsylvania 19103, serves as a Sub-Adviser to the Large Cap Diversified Alpha Fund. A team of investment professionals responsible for all-cap growth manages the portion of the Large Cap Diversified Alpha Fund's assets allocated to DMC. The vast majority of the team joined DMC from Transamerica Investment Management, LLC (Transamerica) in April 2005. Jeffrey S. Van Harte, CFA, DMC's Senior Vice President

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and Chief Investment Officer — Focus Growth Equity, had been with Transamerica since 1980 as a principal and Executive Vice President. He is responsible for large-cap growth, all-cap growth, and one small/mid-cap growth portfolio. Christopher J. Bonavico, CFA, a Vice President, Senior Portfolio Manager and Equity Analyst at DMC, had been with Transamerica since 1993 as a portfolio manager. Daniel J. Prislin, CFA, a Vice President, Senior Portfolio Manager and Equity Analyst for DMC, had been with Transamerica since 1998 as a principal and portfolio manager. Christopher M. Ericksen, CFA, a Vice President, Portfolio Manager and Analyst for DMC, had been with Transamerica since 2004 as a portfolio manager.

INTECH Investment Management LLC: INTECH Investment Management LLC (INTECH), located at 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401, serves as a Sub-Adviser to the Large Cap Diversified Alpha Fund. A team of investment professionals, led by Dr. E. Robert Fernholz, INTECH's Chief Investment Officer since January 1991, manages the portion of the Large Cap Diversified Alpha Fund's assets allocated to INTECH. Dr. Fernholz sets a policy for the investment strategy and implements and supervises the optimization process. He joined the portfolio management team at INTECH in 1987. Other team members include Dr. Adrian Banner, Co-Chief Investment Officer since January 2009 and Mr. Joseph Runnels, INTECH's Vice President of Portfolio Management since March 2003. Dr. Banner, previously INTECH's Senior Investment Officer from September 2007, joined the portfolio management team at INTECH in August 2002 as the Director of Research.

Legg Mason Capital Management, Inc.: Legg Mason Capital Management, Inc. (LMCM), located at 100 International Drive, Baltimore, Maryland 21202, serves as a Sub-Adviser to the Large Cap Diversified Alpha Fund. The portfolio managers of the Large Cap Diversified Alpha Fund's assets allocated to LMCM are Mary Chris Gay (Value Equity) and Robert Hagstrom, CFA (Growth Equity). Ms. Gay and Mr. Hagstrom are responsible for the day-to-day management and investment decisions made with respect to the Large Cap Fund. Ms. Gay manages the Value Equity portfolio based upon a master portfolio managed by Bill Miller, CFA, LMCM's Chief Investment Officer. Ms. Gay, Senior Vice President, joined the research department of Legg Mason, Inc. in 1988 and became an analyst for LMCM in 1989. She was named a Portfolio Manager in 1998. She has been a Portfolio Manager for more than the last five years. Mr. Hagstrom has been employed by one or more Legg Mason, Inc. subsidiaries since 1998 and currently serves as a Senior Vice President and Portfolio Manager of LMCM. He has been a Portfolio Manager for more than the last five years.

Quantitative Management Associates LLC: Quantitative Management Associates LLC (QMA), located at Gateway Center 2, McCarter Highway and Market Street, Newark, New Jersey 07102, serves as a Sub-Adviser to the Large Cap Diversified Alpha Fund. QMA typically follows a team approach in the management of its portfolios. The members of QMA's portfolio management team with primary responsibility for managing the portion of the Large Cap Diversified Alpha Fund's assets allocated to QMA are listed below. The team consists of Margaret S. Stumpp, Ph.D., Peter Xu, Ph.D., and Devang Gambhirwala. Ms. Stumpp, QMA's Chief Investment Officer, is responsible for the overall portfolio management and investment strategy for the Large Cap Diversified Alpha Fund. She oversees all portfolio management activities for QMA. Ms. Stumpp is also extensively involved in quantitative research in asset allocation, security selection and portfolio construction for QMA. Ms. Stumpp joined QMA's predecessor in 1987. Mr. Xu, QMA's Managing Director, is responsible for the portfolio management and investment research for the Large Cap Diversified Alpha Fund. He heads research and portfolio management for all of QMA's U.S. quantitative core equity portfolios. Mr. Xu joined QMA's predecessor in 1997. Mr. Gambhirwala is a portfolio manager for long-short strategies for QMA. He is

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also responsible for the management of structured products. Mr. Gambhirwala joined QMA's predecessor in 1986.

SEI LIBOR Plus Portfolio: As described in "More Information about Fund Investments," the Fund may invest in the SEI LIBOR Plus Portfolio, a portfolio of SEI Alpha Strategy Portfolios, LP. For information about the Sub-Advisers and portfolio managers to the SEI LIBOR Plus Portfolio, please see "SEI Alpha Strategy Portfolios, LP" under this section.

LARGE CAP DISCIPLINED EQUITY FUND:

Analytic Investors, LLC: Analytic Investors, LLC (Analytic), located at 555 West Fifth Street, 50th Floor, Los Angeles, California 90013, serves as a Sub-Adviser to the Large Cap Disciplined Equity Fund. A team of investment professionals manages the portion of the Large Cap Disciplined Equity Fund's assets allocated to Analytic. Dennis Bein, a Chief Investment Officer and a Portfolio Manager, has been a member of the U.S. equity team since joining Analytic 15 years ago. Harindra de Silva, Analytic's President and a Portfolio Manager, has also been a member of the U.S. equity team since joining Analytic 15 years ago. Ryan Brown, a Portfolio Manager, has been a member of the U.S. equity team since joining Analytic three years ago. Prior to joining Analytic, Mr. Brown worked for Beekman Capital Management, in Santa Fe, New Mexico, where he was responsible for selecting stocks within the financial services sector. Portfolio responsibilities are team managed with day-to-day portfolio management responsibilities handled primarily by Mr. Brown. Dr. de Silva works primarily on research for the strategy (i.e., model maintenance and design), and Mr. Bein serves in an oversight role.

GE Asset Management Incorporated: GE Asset Management Incorporated (GEAMI), located at 3001 Summer Street, Stamford, Connecticut 06904 serves as a Sub-Adviser to the Large Cap Disciplined Equity Fund. A team of investment professionals manages the portion of the Large Cap Disciplined Equity Fund's assets allocated to GEAMI. The team is led by George Bicher, Senior Vice President and Portfolio Manager. Mr. Bicher joined GEAMI in 2002 as a Research Analyst and is currently responsible for all investment decisions in the U.S. Research Select Equity portfolio. Mr. Bicher is also responsible for the Global Select Equity and Research Enhanced U.S. Equity strategies, and shares portfolio management responsibility for the U.S. Multi-Style® Equity strategy. In addition, Mr. Bicher supports sector oversight and asset allocation for public equities within the GE Pension Trust.

INTECH Investment Management LLC: INTECH Investment Management LLC (INTECH), located at 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401, serves as a Sub-Adviser to the Large Cap Disciplined Equity Fund. A team of investment professionals, led by Dr. E. Robert Fernholz, INTECH's Chief Investment Officer since January 1991, manages the portion of the Large Cap Disciplined Equity Fund's assets allocated to INTECH. Dr. Fernholz sets a policy for the investment strategy and implements and supervises the optimization process. He joined the portfolio management team at INTECH in 1987. Other team members include Dr. Adrian Banner, Co-Chief Investment Officer since January 2009 and Mr. Joseph Runnels, INTECH's Vice President of Portfolio Management since March 2003. Dr. Banner, previously INTECH's Senior Investment Officer from September 2007, joined the portfolio management team at INTECH in August 2002 as the Director of Research.

Lazard Asset Management LLC: Lazard Asset Management LLC (Lazard), located at 30 Rockefeller Plaza, New York, New York 10112 serves as a sub-adviser to the Large Cap Disciplined Equity Fund. Lazard's LMS-U.S. Equity team of investment professionals manages a portion of the Large Cap Disciplined Equity Fund's assets allocated to Lazard. The LMS-U.S. Equity team consists of Andrew

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Lacey, Deputy Chairman and Portfolio Manager/Analyst, Jai Jacob, Director and Portfolio Manager/Analyst, and Daniel Breslin, Director and Portfolio Manager/Analyst. Mr. Lacey joined Lazard in 1996 as a portfolio manager and is responsible for oversight of U.S. and Global strategies and is a member of the portfolio management team. He also is a Portfolio Manager/Analyst on various Lazard U.S. Equity and Global Equity teams. Mr. Jacob joined Lazard in 1998 as an Analyst for the Quantitative Technology and Settlements team and has built quantitative analytical tools for over 40 Lazard investment strategies. He currently leads the Global Cross-Platform Multi-Strategy investment team. Mr. Breslin joined Lazard in 2002 as a research analyst and is currently a Portfolio Manager/Analyst on the U.S. Small-Mid Cap Equity team, focusing on the financials, utilities, healthcare and interest rate sensitive industries.

Quantitative Management Associates LLC: Quantitative Management Associates LLC (QMA), located at Gateway Center 2, McCarter Highway and Market Street, Newark, New Jersey 07102, serves as a Sub-Adviser to the Large Cap Disciplined Equity Fund. QMA typically follows a team approach in the management of its portfolios. The members of QMA's portfolio management team with primary responsibility for managing the portion of the Large Cap Disciplined Equity Fund's assets allocated to QMA are listed below. The team consists of Margaret S. Stumpp, Ph.D., Peter Xu, Ph.D. and Devang Gambhirwala. Ms. Stumpp, QMA's Chief Investment Officer, is responsible for the overall portfolio management and investment strategy for the Large Cap Disciplined Equity Fund. She oversees all portfolio management activities for QMA. Ms. Stumpp is extensively involved in quantitative research in asset allocation, security selection and portfolio construction for QMA. Ms. Stumpp joined QMA's predecessor in 1987. Mr. Xu, QMA's Managing Director, is responsible for the portfolio management and investment research for the Large Cap Disciplined Equity Fund. He heads research and portfolio management for all of QMA's U.S. quantitative core equity portfolios. Mr. Xu joined QMA's predecessor in 1997. Mr. Gambhirwala, a Principal of QMA, is responsible for portfolio management and investment research for the Large Cap Disciplined Equity Fund. Mr. Gambhirwala is a portfolio manager for long-short strategies for QMA. He is also responsible for the management of structured products. Mr. Gambhirwala joined QMA's predecessor in 1986.

SEI LIBOR Plus Portfolio: As described in "More Information about Fund Investments," the Fund may invest in the SEI LIBOR Plus Portfolio, a portfolio of SEI Alpha Strategy Portfolios, LP. For information about the Sub-Advisers and portfolio managers to the SEI LIBOR Plus Portfolio, please see "SEI Alpha Strategy Portfolios, LP" under this section.

LARGE CAP INDEX FUND:

SSgA Funds Management, Inc.: SSgA Funds Management, Inc. (SSgA FM), located at One Lincoln Street, Boston, Massachusetts 02111, serves as a Sub-Adviser for a portion of the assets of the Large Cap Index Fund. The Fund is managed by the Global Structured Products Group. Portfolio Managers Kristin Carcio and Karl Schneider have day-to-day management responsibility of the Fund. Ms. Carcio and Mr. Schneider are members of SSgA FM's Global Structured Products Group and are principals of SSgA FM. Ms. Carcio joined the firm in 2007 and currently manages several of the firm's commingled strategies as well as US and international ETFs and other separately managed domestic and international funds. Prior to joining SSgA, Ms. Carcio worked in the fixed income research group at Loomis, Sayles & Co., where she was responsible for the analysis of ABS and CMBS. Mr. Schneider joined the firm in 1996 and is a Senior Portfolio Manager in the firm's Global Structured Products Group since 1998. He currently manages several of the firm's commingled US index strategies, other

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separately managed domestic and international funds, as well as several synthetic beta strategies, including commodities and hedge fund beta.

STRATEGIC U.S. LARGE CAP EQUITY FUND:

Sub-advisers have not yet been approved for the Strategic U.S. Large Cap Equity Fund.

SMALL CAP FUND:

Allianz Global Investors Capital, LLC: Allianz Global Investors Capital, LLC (AGI Capital), located at 1345 Avenue of the Americas, New York, New York 10105, serves as a Sub-Adviser to the Small Cap Fund. Michael Corelli and Eric Sartorius, CFA manage the portion of the Small Cap Fund's assets allocated to AGI Capital. Messrs. Corelli and Sartorius are responsible for the day-to-day management and investment decisions made with respect to the Small Cap Fund. Mr. Corelli, Managing Director, joined AGI Capital via a predecessor affiliate (Oppenheimer Capital) in 1999 as a senior analyst and became a lead portfolio manager in 2003. Mr. Sartorius, Senior Vice President, joined AGI Capital via a predecessor affiliate (Oppenheimer Capital) in 2001 as a senior research analyst and became a portfolio manager in 2008.

AQR Capital Management, LLC: AQR Capital Management, LLC (AQR), located at 2 Greenwich Plaza, 3rd Floor, Greenwich, Connecticut 06830, serves as a Sub-Adviser to the Small Cap Fund. Clifford Asness, Ph.D., Jacques Friedman, Ronen Israel and Lars Nielsen manage the portion of the Small Cap Fund's assets allocated to AQR. Mr. Asness, Managing and Founding Principal, co-founded AQR in 1998 and has been responsible for the day to day management of the firm's investment strategies since 1998. Mr. Friedman, Principal, joined AQR at its inception in 1998. He is Head portfolio manager and has been a founding member of the Global Stock Selection team since 1998, which is responsible for managing all of AQR's equity strategies. Messrs. Israel and Nielsen are both Principals and have also been portfolio managers of the Global Stock Selection team since joining AQR in 1999 and 2000, respectively.

Artisan Partners Limited Partnership: Artisan Partners Limited Partnership (Artisan), located at 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202, serves as a Sub-Adviser to the Small Cap Fund. Scott C. Satterwhite, James C. Kieffer and George O. Sertl, Jr. serve as portfolio co-managers of the portion of the Small Cap Fund's assets allocated to Artisan and are responsible for researching investment opportunities and the securities selection process. Messrs. Satterwhite, Kieffer and Sertl are Managing Directors of Artisan. Mr. Satterwhite has been portfolio manager for Artisan's U.S. Small-Cap Value strategy since its inception in 1997. Mr. Kieffer has been portfolio co-manager for Artisan's U.S. Small-Cap Value strategy for over 9 years. They both joined Artisan in 1997. Mr. Sertl became portfolio co-manager of the portion of the Small Cap Fund's assets allocated to Artisan during May 2006. Prior to that time, Mr. Sertl was an analyst working with Mr. Satterwhite and Mr. Kieffer on Artisan's U.S. Small-Cap Value strategy, including the Small Cap Fund. Mr. Sertl joined Artisan in 2000.

Janus Capital Management LLC: Janus Capital Management LLC (Janus), located at 151 Detroit Street, Denver, Colorado 80206, serves as a Sub-Adviser to the Small Cap Fund. The portion of the Small Cap Fund's assets allocated to Janus is managed by a team of investment professionals headed by Chad Meade and Brian A. Schaub, whose roles are to oversee portfolio construction. Mr. Meade and Mr. Schaub serve as Team Leaders for Institutional Small Cap Growth portfolios and are Portfolio Managers and Executive Vice Presidents of the Janus Triton Fund since July 2006 and the Janus

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Venture Fund (closed to new investors) since July 2010. Other members of the team include Paul Berg, Eileen Hoffmann, Maneesh Modi, Scott Stutzman and Philip Cody Wheaton. Mr. Berg has been a Research Analyst at Janus since April 2004. Ms. Hoffmann has been a Research Analyst at Janus since October 2004. Mr. Modi has been a Research Analyst at Janus since May 2008. Prior to joining Janus, Mr. Modi was a senior research analyst at Wasatch Advisors. Mr. Stutzman has been a Research Analyst at Janus since January 2007. Prior to joining Janus, Mr. Stutzman worked as an analyst for The Boston Company. Mr. Wheaton has been a Research Analyst at Janus since September 2001. Each team member is responsible for participating in security selection for the Fund.

Lee Munder Capital Group, LLC: Lee Munder Capital Group, LLC (LMCG), located at 200 Clarendon Street, 28th Floor, Boston, Massachusetts 02116, serves as a Sub-Adviser to the Small Cap Fund. The growth sleeve of the portion of the Small Cap Fund's assets managed by LMCG is co-managed by Andrew L. Beja, CFA, a Portfolio Manager, who also is responsible for researching the Business Services, Consumer & Software sectors, and Thomas L. Holman, a Portfolio Manager, who also is responsible for researching the Technology and Healthcare IT sectors. Messrs. Beja and Holman have over 23 and 17 years of investment experience, respectively. The value sleeve of the portion of the Small Cap Fund's assets managed by LMCG is managed by R. Todd Vingers, CFA, a Portfolio Manager, who oversees the entire Value Team at LMCG and is responsible for researching within the small cap value universe. Mr. Vingers has over 19 years of investment experience. Mr. Holman joined LMCG in 2004. Mr. Beja has been a Portfolio Manager at LMCG since 2000.

Los Angeles Capital Management and Equity Research, Inc.: Los Angeles Capital Management and Equity Research, Inc. (LA Capital), located at 11150 Santa Monica Boulevard, Suite 200, Los Angeles, California 90025, serves as a Sub-Adviser to the Small Cap Fund. A team of investment professionals manages the portion of the Small Cap Fund's assets allocated to LA Capital. This team consists of Thomas D. Stevens, Hal W. Reynolds and David R. Borger, all of whom joined LA Capital in 2002. Mr. Stevens, a CFA and Principal, is the Chairman of LA Capital. Mr. Reynolds, a CFA and Principal, is the Chief Investment Officer of LA Capital. Mr. Borger, a CFA and Principal, is the Director of Research for LA Capital.

LSV Asset Management: LSV Asset Management (LSV), located at 155 N. Wacker Drive, Chicago, Illinois 60606, serves as a Sub-Adviser to the Small Cap Fund. Josef Lakonishok, a Founding Partner of LSV, Menno Vermeulen, CFA, a Partner, and Puneet Mansharamani, CFA, a Partner, serve as portfolio managers of the portion of the Small Cap Fund's assets allocated to LSV. Mr. Lakonishok has served as CEO, CIO, Partner and Portfolio Manager of the firm since its founding in 1994. Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst since 1995 and a Partner since 1998. Mr. Mansharamani has served as a Quantitative Analyst since 2000 and a Partner and Portfolio Manager since 2006.

Robeco Investment Management, Inc.: Robeco Investment Management, Inc. (Robeco), located at 909 Third Avenue, New York, New York 10022, serves as a Sub-Adviser to the Small Cap Fund. A team of investment professionals manages the portion of the Small Cap Fund's assets allocated to Robeco. Richard Shuster, Head of the Robeco WPG Small Cap Value Team and a Senior Portfolio Manager, and Gregory Weiss, Portfolio Manager, are responsible for all investment decisions regarding the Small Cap Fund, with Mr. Shuster retaining ultimate veto power. They are supported by Brian Rohman and Gregory Cipolaro, both Research Analysts. Other team members include Traders, Stephen Lee and Shirley Szeto. Messrs. Shuster and Weiss joined Robeco in 1999 to head up the firm's Small Cap Value Team. Mr. Rohman and Mr. Lee both joined the firm in 1998 as research analysts specializing in financial

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services. Ms. Szeto joined the firm in 1999, assuming her current role in 2001. Mr. Cipolaro joined the firm in 2005.

Security Capital Research & Management Incorporated: Security Capital Research & Management Incorporated (Security Capital), located at 10 South Dearborn Street, Suite 1400, Chicago, Illinois 60603, serves as a Sub-Adviser to the Small Cap Fund. Anthony R. Manno, Jr., Kenneth D. Statz and Kevin W. Bedell serve as portfolio managers to the portion of the Small Cap Fund's assets allocated to Security Capital. Since 1994, Mr. Manno has been the CEO, President and Chief Investment Officer of the firm. Since 1995, Mr. Statz has been a Managing Director and Senior Market Strategist, and he is responsible for the development and implementation of portfolio investment strategy. Since 2004, Mr. Bedell has been a Managing Director, and he directs the investment analysis team. Mr. Bedell joined the firm in 1996 as a Senior Vice President.

Wellington Management Company, LLP: Wellington Management Company, LLP (Wellington Management), located at 75 State Street, Boston, Massachusetts 02109, serves as a Sub-Adviser to the Small Cap Fund. Jamie A. Rome, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the portion of the Small Cap Fund's assets allocated to Wellington Management since 2002. Mr. Rome joined Wellington Management as an investment professional in 1994.

SMALL/MID CAP EQUITY FUND:

Century Capital Management, LLC: Century Capital Management, LLC, located at 100 Federal Street, Boston, Massachusetts 02110, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. Donald M. Bisson is responsible for the day-to-day management of the portion of the Small/Mid Cap Equity Fund's assets allocated to Century. Mr. Bisson joined Century in 2008 as a Partner and Portfolio Manager. Prior to joining Century, he was a portfolio manager for Evergreen Investments for 12 years.

Integrity Asset Management, LLC: Integrity Asset Management, LLC (Integrity), located at 401 West Main Street, Suite 2100, Louisville, Kentucky 40202, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. A team of investment professionals manages the portion of the Small/Mid Cap Equity Fund's assets allocated to Integrity. This team consists of Daniel G. Bandi, CFA, Daniel J. DeMonica, CFA, Adam I. Friedman, Joe A. Gilbert, CFA, Mirsat Nikovic, CFA, J. Bryan Tinsley, CFA and William H. McNett, CFA. With the exception of Mr. Nikovic, who joined the team in 2007, each of the team members has been with Integrity for six years and is currently responsible for participating in security selection for the Fund. Mr. Nikovic was previously employed as Senior Equity Analyst/Trader with Warrington Partners.

Janus Capital Management LLC: Janus Capital Management LLC (Janus), located at 151 Detroit Street, Denver, Colorado 80206, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. The portion of the Small/Mid Cap Equity Fund's assets allocated to Janus is managed by a team of investment professionals headed by Chad Meade and Brian A. Schaub, whose roles are to oversee portfolio construction. Mr. Meade and Mr. Schaub serve as Team Leaders for Institutional Small Cap Growth portfolios and are Portfolio Managers and Executive Vice Presidents of the Janus Triton Fund since July 2006 and the Janus Venture Fund (closed to new investors) since July 2010. Other members of the team include Paul Berg, Eileen Hoffmann, Maneesh Modi, Scott Stutzman and Philip Cody Wheaton. Mr. Berg has been a Research Analyst at Janus since April 2004. Ms. Hoffmann has been a Research Analyst at Janus since October 2004. Mr. Modi has been a Research Analyst at Janus since May 2008.

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Prior to joining Janus, Mr. Modi was a senior research analyst at Wasatch Advisors. Mr. Stutzman had been a Research Analyst at Janus since January 2007. Prior to joining Janus, Mr. Stutzman worked as an analyst for The Boston Company. Mr. Wheaton has been a Research Analyst at Janus since September 2001. Each team member is responsible for participating in security selection for the Fund.

Lee Munder Capital Group, LLC: Lee Munder Capital Group, LLC (LMCG), located at 200 Clarendon Street, 28th Floor, Boston, Massachusetts 02116, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. The growth sleeve of the portion of the Small/Mid Cap Equity Fund's assets managed by LMCG is co-managed by Andrew L. Beja, CFA, a Portfolio Manager, who is additionally responsible for researching the Business Services, Consumer & Software sectors and Thomas L. Holman, a Portfolio Manager, who is additionally responsible for researching the Technology and Healthcare IT sectors. Messrs. Beja and Holman have over 23 and 17 years of investment experience, respectively. Mr. Beja has been a Portfolio Manager at LMCG since 2000. The value portion of the Small/Mid Cap Equity Fund's assets allocated to LMCG is managed by R.Todd Vingers, CFA, a Portfolio Manager, Peter Zuger, CFA, a Portfolio Manager and Donald Cleven, CFA, a Portfolio Manager. Mr. Vingers joined LMCG in 2002 as a small cap value portfolio manager and has over 19 years of investment experience. He has been responsible for researching within the small cap value universe since 2002. Mr. Zuger joined LMCG in 2005 as a mid cap value portfolio manager and has over 35 years of investment experience. Mr. Cleven joined LMCG in 2002 as a small cap value Investment Analyst. He has been a Portfolio Manager since 2009. Mr. Vingers is the Portfolio Manager for the small cap assets of the Fund while Mr. Zuger and Mr. Cleven are Co-Portfolio Managers of the mid cap value assets of the Fund. All are members of the Value Team of which Mr. Vingers is the Leader.

Los Angeles Capital Management and Equity Research, Inc.: Los Angeles Capital Management and Equity Research, Inc. (LA Capital), located at 11150 Santa Monica Boulevard, Suite 200, Los Angeles, California 90025, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. A team of investment professionals manages the portion of the Small/Mid Cap Equity Fund's assets allocated to LA Capital. This team consists of Thomas D. Stevens, Hal W. Reynolds and David R. Borger, all of whom joined LA Capital in 2002. Mr. Stevens, a CFA and Principal, is the Chairman of LA Capital. Mr. Reynolds, a CFA and Principal, is the Chief Investment Officer of LA Capital. Mr. Borger, a CFA and Principal, is the Director of Research for LA Capital.

LSV Asset Management: LSV Asset Management (LSV), located at 155 N. Wacker Drive, Chicago, Illinois 60606, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. Josef Lakonishok, a Founding Partner of LSV, Menno Vermeulen, CFA, a Partner, and Puneet Mansharamani, CFA, a Partner, serve as portfolio managers of the portion of the Small/Mid Cap Equity Fund's assets allocated to LSV. Mr. Lakonishok has served as CEO, CIO, Partner and Portfolio Manager of the firm since its founding in 1994. Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst since 1995 and a Partner since 1998. Mr. Mansharamani has served as a Quantitative Analyst since 2000 and a Partner and Portfolio Manager since 2006.

Security Capital Research & Management Incorporated: Security Capital Research & Management Incorporated (Security Capital), located at 10 South Dearborn Street, Suite 1400, Chicago, Illinois 60603, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. Anthony R. Manno, Jr., Kenneth D. Statz and Kevin W. Bedell serve as portfolio managers to the portion of the Small/Mid Cap Equity Fund's assets allocated to Security Capital. Since 1994, Mr. Manno has been the CEO, President and Chief Investment Officer of the firm. Since 1995, Mr. Statz has been a Managing Director and Senior Market Strategist, and he is responsible for the development and implementation of portfolio investment

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strategy. Since 2004, Mr. Bedell has been a Managing Director, and he directs the investment analysis team. Mr. Bedell joined the firm in 1996 as a Senior Vice President.

Wellington Management Company, LLP: Wellington Management Company, LLP (Wellington Management), located at 75 State Street, Boston, Massachusetts 02109, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. Jamie A. Rome, CFA, Senior Vice President and Equity Portfolio Manager and Steven C. Angeli, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, serve as portfolio managers of the portion of the Small/Mid Cap Equity Fund's assets allocated to Wellington Management. Mr. Rome joined Wellington Management as an investment professional in 1994 and has managed the Small/Mid Cap Equity Fund since 2003. Mr. Angeli joined Wellington Management as an investment professional in 1994, became a Vice President in 1996, an equity portfolio manager in 1997, and a Senior Vice President in 2001. Mr. Rome manages a portion of the Small/Mid Cap Equity Fund's assets allocated to Wellington Management in the Smaller Companies investment approach. Mr. Angeli manages a portion of the Small/Mid Cap Equity Fund's assets allocated to Wellington Management in the Small Cap Growth investment approach.

Wells Capital Management, Inc.: Wells Capital Management, Inc. (WellsCap), located at 525 Market Street, 10th Floor, San Francisco, California 94105, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. A team of investment professionals led by Senior Portfolio Managers Stuart O. Roberts and Jerome C. Philpott, CFA, manages the portion of the Small/Mid Cap Equity Fund's assets allocated to WellsCap. Mr. Roberts joined WellsCap in 1990 and has specialized in small cap growth investing since 1983. Mr. Philpott joined WellsCap in 1991 and serves as managing director and senior portfolio manager for Wells Capital Management's Montgomery Small Cap Growth Equity team.

U.S. MANAGED VOLATILITY FUND:

Analytic Investors, LLC: Analytic Investors, LLC (Analytic), located at 555 West Fifth Street, 50th Floor, Los Angeles, California 90013, serves as a Sub-Adviser to the U.S. Managed Volatility Fund. A team of investment professionals at Analytic manages the portion of the U.S. Managed Volatility Fund's assets allocated to Analytic. Dennis Bein, a Chief Investment Officer and a Portfolio Manager, has been a member of the U.S. equity team since joining Analytic 15 years ago. Harindra de Silva, Analytic's President and a Portfolio Manager, has also been a member of the U.S. equity team since joining Analytic 15 years ago. Ryan Brown, a Portfolio Manager, has been a member of the U.S. equity team since joining Analytic three years ago. Prior to joining Analytic, Mr. Brown worked for Beekman Capital Management, in Santa Fe, New Mexico, where he was responsible for selecting stocks within the financial services sector. Portfolio responsibilities are team managed with day-to-day portfolio management responsibilities handled primarily by Mr. Brown. Dr. de Silva works primarily on research for the strategy (i.e., model maintenance and design), and Mr. Bein serves in an oversight role.

Aronson+Johnson+Ortiz, LP: Aronson+Johnson+Ortiz, LP (AJO), located at 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102, serves as a Sub-Adviser to the U.S. Managed Volatility Fund. A team of investment professionals manages the portion of the U.S. Managed Volatility Fund's assets allocated to AJO. Theodore R. Aronson, CFA, CIC, has been Managing Principal and a portfolio manager at AJO since he founded the firm in 1984. Mr. Aronson is also involved with firm administration and marketing. Stefani Cranston, CFA, CPA, Principal, has been a portfolio manager and portfolio and financial accountant with AJO since 1991. Kevin M. Johnson, PhD, Principal, has been a portfolio manager with the firm since 1993. Martha E. Ortiz, CFA, CIC, Principal, has been a portfolio manager and trader with AJO since 1987. Ms. Ortiz oversees trading and is in charge of portfolio

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implementation. Gina Marie N. Moore, CFA, CPA, Principal, has been a portfolio manager and research analyst with AJO since 1998. Ms. Moore also focuses on marketing for AJO. R. Brian Wenzinger, CFA, Principal, has been a portfolio manager and research analyst with AJO since 2000. Mr. Wenzinger directs AJO's research and development efforts. Christopher J. W. Whitehead, CFA, Principal, has been a portfolio manager and research analyst with AJO since 2004.

INTERNATIONAL EQUITY FUND:

Acadian Asset Management LLC: Acadian Asset Management LLC (Acadian), located at One Post Office Square, Boston, Massachusetts 02109, serves as a Sub-Adviser to the International Equity Fund. A team of investment professionals manages the portion of the International Equity Fund's assets allocated to Acadian. John R. Chisholm, Executive Vice President and Chief Investment Officer, serves as lead portfolio manager for the International Equity Fund. Mr. Chisholm is responsible for the direction and oversight of the firm's portfolio management and research efforts. Mr. Chisholm joined Acadian in 1987. Asha Mehta serves as back-up portfolio manager on the portfolio. Ms. Mehta joined Acadian in 2007 and is focused on researching innovative stock selection factors and enhancing the core equity investment process. Prior to Acadian, Ms. Mehta managed investment decisions at Johnson & Johnson, and held the position of Investment Banker at Goldman, Sachs, & Co.

Causeway Capital Management LLC: Causeway Capital Management LLC ("Causeway"), located at 11111 Santa Monica Blvd., 15th Floor, Los Angeles, CA 90025, serves as a Sub-Adviser to the International Equity Fund. The following team ofportfolio managers will manage Causeway's portion of the International Equity Fund: Sarah H. Ketterer is the chief executive officer of Causeway and is responsible for research in the global financials and industrials sectors. Ms. Ketterer co-founded Causeway in June 2001. Prior to that, she was with the Hotchkis and Wiley division of Merrill Lynch Investment Managers, L.P. ("HW-MLIM") since 1996, where she was a managing director and co-head of the International and Global Value Equity Team in Los Angeles. Ms. Ketterer has a BA in Economics and Political Science from Stanford University and an MBA from the Amos Tuck School, Dartmouth College. Harry W. Hartford is the president of Causewayand is responsible for research in the global financials, materials and industrials sectors. Mr. Hartford co-founded Causewayin June 2001. Prior to that, he was with HW-MLIM since 1996, where he was a managing director and co-head of the International and Global Value Equity Team in Los Angeles. Mr. Hartford has a BA, with honors, in Economics from the University of Dublin, Trinity College, and an MSc in Economics from Oklahoma State University, and is a Phi Kappa Phi member. James A. Doyle is a director of Causewayand is responsible for research in the global consumer discretionary, healthcare and information technology sectors. He joined the firm in June 2001. Previously, Mr. Doyle was with HW-MLIM since 1997, where he was a vice president and the head of investment research for the International and Global Value Equity Team in Los Angeles. Mr. Doyle has a BA in Economics from Northwestern University and an MBS in Finance from the Wharton School, University of Pennsylvania. Jonathan P. Eng is a director of Causewayand is responsible for research in the global consumer discretionary and industrials sectors. Mr. Eng joined the firm in July 2001. From 1997 to July 2001, Mr. Eng was with HW-MLIM in Los Angeles and London, where he was an equity research associate for the International and Global Value Equity Team. Mr. Eng has a BA in History and Economics from Brandeis University and an MBA from the Anderson Graduate School of Management at UCLA. Kevin Durkin is a director of Causewayand is responsible for research in the global consumer staples, industrials, and energy sectors. Mr. Durkin joined the firm in June 2001. From 1999 to June 2001, Mr. Durkin was with HW-MLIM in Los Angeles, where he was an equity research associate for the International and Global Value Equity Team.

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Mr. Durkin has a BS, cum laude, from Boston College and an MBA from the University of Chicago. Conor Muldoon is a director of Causeway and is responsible for research in the global utilities, financials, and materials sectors. Mr. Muldoon joined the firm in June 2003. From 1995 to June 2003, Mr. Muldoon was an investment consultant for Fidelity Investments where he served as a liaison between institutional clients and investment managers within Fidelity. Mr. Muldoon has a BSc and an MA from the University of Dublin, Trinity College and an MBA, with high honors, from the University of Chicago. Mr. Muldoon was inducted into the Beta Gamma Sigma honors society and is also a CFA charterholder.

INTECH Investment Management LLC: INTECH Investment Management LLC (INTECH), located at 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401, serves as a Sub-Adviser to the International Equity Fund. A team of investment professionals, led by Dr. E. Robert Fernholz, INTECH's Chief Investment Officer since January 1991, manages the portion of the International Equity Fund's assets allocated to INTECH. Dr. Fernholz sets a policy for the investment strategy and implements and supervises the optimization process. He joined the portfolio management team at INTECH in 1987. Other team members include Dr. Adrian Banner, Co-Chief Investment Officer since January 2009 and Mr. Joseph Runnels, INTECH's Vice President of Portfolio Management since March 2003. Dr. Banner, previously INTECH's Senior Investment Officer from September 2007, joined the portfolio management team at INTECH in August 2002 as Director of Research.

Neuberger Berman Management LLC: Neuberger Berman Management LLC (NBML), located at 605 Third Avenue, New York, NY 10158, serves as a Sub-Adviser to the International Equity Fund. Benjamin Segal, CFA, is responsible for the management of the portion of the International Equity Fund's assets allocated to NBML. Mr. Segal joined NBML in 1998 as a portfolio manager. Mr. Segal is a Portfolio Manager for the firm's Institutional and Mutual Fund International Equity team.

Tradewinds Global Investors, LLC: Tradewinds Global Investors, LLC, located at 2049 Century Park East, 20th Floor, Los Angeles, CA 90067, serves as a Sub-Adviser to the International Equity Fund. Peter Boardman, co-portfolio manager, has been a senior research analyst at Tradewinds since the firm's founding in 2006. Prior to joining Tradewinds, Mr. Boardman served as a senior research analyst at NWQ Investment Management Company, LLC from 2003 to 2006. Prior to joining NWQ, Mr. Boardman was a senior analyst with USAA Investment Management, where he managed the Japan portion of the firm's international fund while covering automobiles, pharmaceuticals and semiconductors on a global sector basis. Prior to that, he served eight years as a sell-side analyst at UBS Warburg following the automobile and auto parts industries in North America, Japan and Asia. Before that, he was an analyst at Crédit Lyonnais (Japan) in charge of research for the Japanese automobiles, machinery and consumer electronics sectors. Alberto Jimenez Crespo, co-portfolio manager, has been a research analyst at Tradewinds since joining the firm in 2006. Mr. Jimenez will also continue to be responsible for Tradewinds' analysis of the global basic materials sector. Prior to joining Tradewinds, Mr. Jimenez was an equity analyst in the private client group at Merrill Lynch, where he provided investment advice to financial advisors pertaining to commodity trends and the basic materials and energy sectors. Mr. Jimenez also spent three years as a sell-side equity analyst at Salomon Smith Barney covering steel, pulp and paper, and metals and mining stocks. Prior to that, he was a financial analyst for Enron and Shell, developing financial models, structuring deals and valuing investments in a wide variety of industries within the energy and basic materials sectors.

Quantitative Management Associates LLC: Quantitative Management Associates LLC (QMA), located at Gateway Center 2, McCarter Highway and Market Street, Newark, New Jersey 07102, serves as a

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Sub-Adviser to the International Equity Fund. QMA typically follows a team approach in the management of its portfolios. The members of QMA's portfolio management team with primary responsibility for managing the portion of the International Equity Fund's assets allocated to QMA are listed below. The team consists of Margaret S. Stumpp, Ph.D., Jacob Pozharny, Ph.D., John Van Belle, Ph.D., and Betty Sit Tong. Ms. Stumpp, QMA's Chief Investment Officer, is responsible for the overall portfolio management and investment strategy for the International Equity Fund. She oversees all portfolio management activities for QMA. Ms. Stumpp is also extensively involved in quantitative research in asset allocation, security selection and portfolio construction for QMA. Ms. Stumpp joined QMA's predecessor in 1987. Mr. Pozharny is a Managing Director of QMA. Mr. Pozharny heads research and portfolio management for International Quantitative Core Equity and all non U.S. strategies. He joined QMA in 2009. Before joining QMA, Mr. Pozharny was the Head of International Quantitative Equity (from January 2006) and previously, a Managing Director (from January 2003) at TIAA-CREF Investments. Mr. Van Belle is responsible for the portfolio management and investment strategy for the International Equity Fund. In addition, he manages global and non-U.S. equity portfolios. He joined QMA's predecessor in 1983. Ms. Sit Tong, a Senior Investment Associate for QMA, is responsible for the portfolio management and trading for the International Equity Fund. She also co-manages global index portfolios benchmarked against the MSCI developed index series and is responsible for trading foreign and domestic equities, foreign exchange, and derivative instruments for QMA. In addition to the developed index series, she has experience with funds benchmarked against the MSCI small cap and emerging market index series. Previously, she was employed by Prudential Equity Management Associates. She joined The Prudential Insurance Company of America in 1981.

Schroder Investment Management North America Inc.: Schroder Investment Management North America, Inc. (SIMNA), located at 875 Third Avenue, New York, New York 10022 serves as a Sub-Adviser to the International Equity Fund. SIMNA has engaged its affiliate, Schroder Investment Management North America Limited (SIMNA Ltd.), located at 31 Gresham Street, London, EC2V 7QA, United Kingdom to provide certain advisory services to the International Equity Fund. A team of investment professionals manages the portion of the International Equity Fund's assets allocated to SIMNA. The team consists of Virginie Maisonneuve, Head of Global and International Equities, and Simon Webber, Global and International Equities Fund Manager and Global Sector Specialist. Ms. Maisonneuve joined the Schroders organization in 2004 and is Head of the Global and International Equities group, with overall responsibility for all International Equity portfolios. Mr. Webber joined the Schroders organization in 1999 and is currently a fund manager for International Equity and Global Climate Change Equity portfolios and Global Sector Specialist with responsibility for the utilities and autos sectors. Based in London, Mr. Webber joined the Global and International Equities team in September 2004, specializing in the consumer discretionary and telecom services sectors.

WORLD EQUITY EX-US FUND:

Acadian Asset Management LLC: Acadian Asset Management LLC (Acadian), located at One Post Office Square, Boston, Massachusetts 02109, serves as a Sub-Adviser to the World Equity Ex-US Fund. A team of investment professionals manages the portion of the World Equity Ex-US Fund's assets allocated to Acadian. John R. Chisholm, Executive Vice President and Chief Investment Officer, serves as lead portfolio manager for the World Equity Ex-US Fund. Mr. Chisholm is responsible for the direction and oversight of the firm's portfolio management and research efforts. Mr. Chisholm joined Acadian in 1987. Asha Mehta serves as back-up portfolio manager on the portfolio. Ms. Mehta joined Acadian in 2007 and is focused on researching innovative stock selection factors and enhancing the

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core equity investment process. Prior to Acadian, Ms. Mehta managed investment decisions at Johnson & Johnson, and held the position of Investment Banker at Goldman, Sachs, & Co.

Artisan Partners Limited Partnership: Artisan Partners Limited Partnership (Artisan), located at 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202, serves as a Sub-Adviser to the World Equity Ex-US Fund. Maria Negrete-Gruson, CFA, serves as portfolio manager of the portion of the World Equity Ex-US Fund's assets allocated to Artisan and is responsible for researching investment opportunities and the securities selection process. Ms. Negrete-Gruson is a Managing Director of Artisan and serves as the portfolio manager for Artisan's emerging markets portfolios. Prior to joining Artisan in 2006, she was the portfolio manager for DuPont Capital Management's emerging markets equity portfolios for more than five years.

JO Hambro Capital Management Limited: JO Hambro Capital Management Limited (JOHCM), located at Ground Floor, Ryder Court, 14 Ryder Street, London, SW1Y, 6QB, United Kingdom, serves as a Sub-Adviser to the World Equity Ex-US Fund. A team of investment professionals manages the portion of the World Equity Ex-US Fund's assets allocated to JOHCM. Christopher Lees is Senior Fund Manager for our Global and International strategies. Prior to joining JOHCM, Mr. Lees spent more than 19 years at Baring Asset Management, most recently as Head of the firm's Global Sector Teams. In addition to this role, Mr. Lees was Baring's Lead Global High Alpha Manager and Lead Manager for the strong performing EAFE portfolios. Prior to 2002, he held positions as Senior Portfolio Manager, US Equity Team in Boston and as an Analyst in the UK Stock Selection as well as the firm's Global Asset Allocation team. Mr. Lees is a CFA charterholder and holds a BSc (hons) in Geography from University of London. He has lived and worked all in the USA, Europe and Asia.

McKinley Capital Management, LLC: McKinley Capital Management, LLC (McKinley Capital), located at 3301 C Street, Suite 500, Anchorage, Alaska 99503, serves as a Sub-Adviser to the World Equity Ex-US Fund. A team of investment professionals, led by Robert B. Gillam, manages the portion of the World Equity Ex-US Fund's assets allocated to McKinley Capital. The team consists of Robert B. Gillam, Robert A. Gillam, Gregory Samorajski, Frederic H. Parke, Sheldon J. Lien, Brandon S. Rinner, Paul Hanson and Forrest Badgley, who are all responsible for all aspects of the day-to-day decisions regarding investments. The portfolio management team is responsible for security selection and portfolio construction, based on consensus, within the confines of McKinley Capital's systematic, disciplined investment process in accordance with the client's objectives and guidelines. Robert B. Gillam, McKinley Capital's President and Chief Executive Officer, has been a Portfolio Manager at McKinley Capital since its inception in 1990 and has over 39 years of investment experience. Robert A. Gillam, Senior Vice President and Chief Investment Officer, has been a Portfolio Manager at McKinley Capital since 1994 and has over 15 years of investment management experience. Mr. Samorajski has been a Portfolio Manager at McKinley Capital since 1997 and has over 28 years of investment experience. Mr. Parke has been a Portfolio Manager at McKinley Capital since 1997 and has over 25 years of investment experience. Mr. Lien has been a Portfolio Manager at McKinley Capital since 1996 and has over 14 years of investment experience. Mr. Rinner has been a Portfolio Manager at McKinley Capital since 1998 and has over 11 years of investment experience. Mr. Hanson has been a Portfolio Manager at McKinley Capital since 2005 and has over 12 years of investment experience. Mr. Badgley has been at McKinley Capital since 2004 as a Quantitative Analyst, and a Portfolio Manager since 2006 and has over 16 years of investment experience.

NFJ Investment Group, LLC: NFJ Investment Group, LLC (NFJ), located at 2100 Ross Avenue, Suite 700, Dallas, Texas 75201 serves as a Sub-Adviser to the World Equity Ex-US Fund. Ben J.

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Fischer, CFA, Managing Director and Portfolio Manager/Analyst; R. Burns McKinney, CFA, Senior Vice President and Portfolio Manager/Analyst; Thomas W. Oliver, CFA, CPA, Senior Vice President and Portfolio Manager/Analyst; Paul A. Magnuson, Managing Director and Portfolio Manager/Analyst; and L. Baxter Hines, Vice President and Portfolio Manager/Analyst manage the portion of the World Equity Ex-US Fund's assets allocated to NFJ. Mr. Fischer is a founding member of NFJ and has been on the International Value team since its inception in 2003. He is responsible for portfolio management and research analysis. Mr. McKinney joined NFJ in 2006 as a portfolio manager of the international value team. He is responsible for portfolio management and research analysis. Prior to joining NFJ, Mr. McKinney was an equity analyst covering the energy sector for Evergreen Investments in Boston. Mr. Oliver joined NFJ in 2005 as a portfolio manager of the international value team. He is responsible for portfolio management and research analysis. Mr. Magnuson joined NFJ in 1992. Mr. Magnuson has been a member of the international value team since the strategy's inception in 2003. He is responsible for portfolio management and research analysis. Mr. Hines joined NFJ in 2008 as an investment analyst on the international value team, and in 2010 as a portfolio manager. He is responsible for portfolio management and research analysis. Prior to joining NFJ, Mr. Hines was a market data specialist for Reuters and also worked with the Teacher Retirement System of Texas.

Principal Global Investors, LLC: Principal Global Investors, LLC (PGI), located at 801 Grand Avenue, Des Moines, Iowa 50392, serves as a Sub-Adviser to the World Equity Ex-US Fund. A team of investment professionals manages the portion of the World Equity Ex-US Fund's assets allocated to PGI. This team consists of Paul H. Blankenhagen, CFA, and Juliet Cohn. Each member of this team is responsible for implementing all security selection and portfolio construction decisions. Mr. Blankenhagen, a Portfolio Manager, joined PGI in 1992 as an equity analyst and was named a Portfolio Manager in 2000. He is responsible for leading the ongoing management of the international core, international diversified and international value equity portfolios. Ms. Cohn, a Portfolio Manager, joined PGI in 2003 as a portfolio manager and is responsible for co-managing core international equity portfolios with a primary focus on Europe.

Quantitative Management Associates LLC: Quantitative Management Associates LLC (QMA), located at Gateway Center 2, McCarter Highway and Market Street, Newark, New Jersey 07102, serves as a Sub-Adviser to the World Equity-Ex US Fund. QMA typically follows a team approach in the management of its portfolios. The members of QMA's portfolio management team with primary responsibility for managing the portion of the World Equity Ex-US's assets allocated to QMA are listed below. The team consists of Margaret S. Stumpp, Ph.D., Jacob Pozharny, Ph.D., John Van Belle, Ph.D., and Betty Sit Tong. Ms. Stumpp, QMA's Chief Investment Officer, is responsible for the overall portfolio management and investment strategy for the World Equity-Ex US Fund. She oversees all portfolio management activities for QMA. Ms. Stumpp is also extensively involved in quantitative research in asset allocation, security selection and portfolio construction for QMA. Ms. Stumpp joined QMA's predecessor in 1987. Mr. Pozharny is a Managing Director of QMA. Mr. Pozharny heads research and portfolio management for International Quantitative Core Equity and all non U.S. strategies. He joined QMA in 2009. Before joining QMA, Mr. Pozharny was the Head of International Quantitative Equity (from January 2006) and previously, a Managing Director (from January 2003) at TIAA-CREF Investments. Mr. Van Belle is a Managing Director of QMA. Mr. Van Belle is responsible for the portfolio management and investment strategy for the World Equity-Ex US Fund. In addition, he manages global and non-U.S. equity portfolios. He joined QMA's predecessor in 1983. Ms. Sit Tong, a Senior Investment Associate for QMA, is responsible for the portfolio management and trading for the World Equity Ex-US Fund. She also co-manages global index portfolios benchmarked against the MSCI developed index series and is

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responsible for trading foreign and domestic equities, foreign exchange, and derivative instruments for QMA. In addition to the developed index series, she has experience with funds benchmarked against the MSCI small cap and emerging market index series. Previously, she was employed by Prudential Equity Management Associates. She joined The Prudential Insurance Company of America in 1981.

Thornburg Investment Management, Inc.: Thornburg Investment Management, Inc. (TIM), located at 2300 North Ridgetop Road, Santa Fe, New Mexico 87506 serves as a Sub-Adviser to the World Equity Ex-US Fund. William V. Fries, CFA, Managing Director and Co-Portfolio Manager; Wendy Trevisani, Managing Director and Co-Portfolio Manager; and Lei Wang, CFA, Managing Director and Co-Portfolio Manager manage the portion of the World Equity Ex-US Fund's assets allocated to TIM. Mr. Fries joined TIM in 1995 as a Managing Director and portfolio manager. He has primary responsibility for portfolio management and analysis of companies as well as evaluation of existing positions and overall equity strategy performance. Ms. Trevisani joined TIM in 1999 as an associate portfolio manager and was named Managing Director in 2003. She is responsible for portfolio management and analysis of companies as well as evaluation of existing positions and overall equity strategy performance. Mr. Wang joined TIM in 2004 as an associate portfolio manager. In 2006, Mr. Wang became managing director and co-portfolio for the international equity strategy. He is responsible for portfolio management and analysis of companies as well as evaluation of existing positions and overall equity strategy performance.

SCREENED WORLD EQUITY EX-US FUND:

Acadian Asset Management LLC: Acadian Asset Management LLC (Acadian), located at One Post Office Square, Boston, Massachusetts 02109, serves as a Sub-Adviser to the Screened World Equity Ex-US Fund. A team of investment professionals manages the portion of Fund's assets allocated to Acadian. John R. Chisholm, Executive Vice President and Chief Investment Officer, serves as lead portfolio manager for the Screened World Equity Ex-US Fund. Mr. Chisholm is responsible for the direction and oversight of the firm's portfolio management and research efforts. Mr. Chisholm joined Acadian in 1987. Asha Mehta serves as back-up portfolio manager on the portfolio. Ms. Mehta joined Acadian in 2007 and is focused on researching innovative stock selection factors and enhancing the core equity investment process. Prior to Acadian, Ms. Mehta managed investment decisions at Johnson & Johnson, and held the position of Investment Banker at Goldman, Sachs, & Co.

McKinley Capital Management, LLC: McKinley Capital Management, LLC (McKinley Capital), located at 3301 C Street, Suite 500, Anchorage, Alaska 99503, serves as a Sub-Adviser to the Screened World Equity Ex-US Fund. A team of investment professionals led by Robert B. Gillam manages the portion of the Screened World Equity Ex-US Fund's assets allocated to McKinley Capital. The team consists of Robert B. Gillam, Robert A. Gillam, Gregory Samorajski, Frederic H. Parke, Sheldon J. Lien, Brandon S. Rinner, Paul Hanson and Forrest Badgley, who are all responsible for all aspects of the day-to-day decisions regarding investments. The portfolio management team is responsible for security selection and portfolio construction, based on consensus, within the confines of McKinley Capital's systematic, disciplined investment process in accordance with the client's objectives and guidelines. Robert B. Gillam, McKinley Capital's President and Chief Executive Officer, has been a Portfolio Manager at McKinley Capital since its inception in 1990 and has over 39 years of investment experience. Robert A. Gillam, Senior Vice President and Chief Investment Officer, has been a Portfolio Manager at McKinley Capital since 1994 and has over 15 years of investment management experience. Mr. Samorajski has been a Portfolio Manager at McKinley Capital since 1997 and has over 28 years of investment

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experience. Mr. Parke has been a Portfolio Manager at McKinley Capital since 1997 and has over 25 years of investment experience. Mr. Lien has been a Portfolio Manager at McKinley Capital since 1996 and has over 14 years of investment experience. Mr. Rinner has been a Portfolio Manager at McKinley Capital since 1998 and has over 11 years of investment experience. Mr. Hanson has been a Portfolio Manager at McKinley Capital since 2005 and has over 12 years of investment experience. Mr. Badgley has been at McKinley Capital since 2004 as a Quantitative Analyst, and a Portfolio Manager since 2006 and has over 16 years of investment experience.

Principal Global Investors, LLC: Principal Global Investors, LLC (PGI), located at 801 Grand Avenue, Des Moines, Iowa 50392, serves as a Sub-Adviser to the Screened World Equity Ex-US Fund. A team of investment professionals manages the portion of the Screened World Equity Ex-US Fund's assets allocated to PGI. This team consists of Paul H. Blankenhagen, CFA, and Juliet Cohn. Each member of this team is responsible for implementing all security selection and portfolio construction decisions. Mr. Blankenhagen, a Portfolio Manager, joined PGI in 1992 as an equity analyst and was named a Portfolio Manager in 2000. He is responsible for leading the ongoing management of the international core, international diversified and international value equity portfolios. Ms. Cohn, a Portfolio Manager, joined PGI in 2003 as a portfolio manager and is responsible for co-managing core international equity portfolios with a primary focus on Europe.

Quantitative Management Associates LLC: Quantitative Management Associates LLC (QMA), located at Gateway Center 2, McCarter Highway and Market Street, Newark, New Jersey 07102, serves as a Sub-Adviser to the Screened World Equity Ex-US Fund. QMA typically follows a team approach in the management of its portfolios. The members of QMA's portfolio management team with primary responsibility for managing the portion of the Screened World Equity Ex-US Fund's assets allocated to QMA are listed below. Each member is responsible for portfolio management and investment strategy for the Screened World Equity Ex-US Fund. The team consists of Margaret S. Stumpp, Ph.D., Jacob Pozharny, Ph.D., John Van Belle, Ph.D and Betty Sit Tong. Ms. Stumpp, QMA's Chief Investment Officer, is also involved with quantitative research in asset allocation, security selection and portfolio construction. Ms. Stumpp has been with QMA for 20 years. Mr. Pozharny is a Managing Director of QMA. Mr. Pozharny heads research and portfolio management for International Quantitative Core Equity and all non U.S. strategies. He joined QMA in 2009. Before joining QMA, Mr. Pozharny was the Head of International Quantitative Equity (from January 2006) and previously, a Managing Director (from January 2003) at TIAA-CREF Investments. Mr. Van Belle, a Managing Director at QMA, manages global and non-U.S. equity portfolios. He joined QMA's predecessor in 1983. Ms. Sit Tong, a Senior Investment Associate for QMA, is responsible for the portfolio management and trading for the Screened World Equity Ex-US Fund. She also co-manages global index portfolios benchmarked against the MSCI developed index series and is responsible for trading foreign and domestic equities, foreign exchange, and derivative instruments for QMA. In addition to the developed index series, she has experience with funds benchmarked against the MSCI small cap and emerging market index series. Previously, she was employed by Prudential Equity Management Associates. She joined The Prudential Insurance Company of America in 1981.

Thornburg Investment Management, Inc.: Thornburg Investment Management, Inc. (TIM), located at 2300 North Ridgetop Road, Santa Fe, New Mexico 87506 serves as a sub-adviser to the Screened World Equity Ex-US Fund. William V. Fries, CFA, Managing Director and Co-Portfolio Manager; Wendy Trevisani, Managing Director and Co-Portfolio Manager; and Lei Wang, CFA, Managing Director and Co-Portfolio Manager manage the portion of the Screened World Equity Ex-US Fund's assets allocated to

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TIM. Mr. Fries joined TIM in 1995 as a Managing Director and portfolio manager. He has primary responsibility for portfolio management and analysis of companies as well as evaluation of existing positions and overall equity strategy performance. Ms. Trevisani joined TIM in 1999 as an associate portfolio manager and was named Managing Director in 2003. She is responsible for portfolio management and analysis of companies as well as evaluation of existing positions and overall equity strategy performance. Mr. Wang joined TIM in 2004 as an associate portfolio manager. In 2006, Mr. Wang became managing director and co-portfolio for the international equity strategy. He is responsible for portfolio management and analysis of companies as well as evaluation of existing positions and overall equity strategy performance.

EMERGING MARKETS EQUITY FUND:

Artisan Partners Limited Partnership: Artisan Partners Limited Partnership (Artisan), located at 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202, serves as a Sub-Adviser to the Emerging Markets Equity Fund. Maria Negrete-Gruson, CFA, serves as portfolio manager of the portion of the Emerging Markets Equity Fund's assets allocated to Artisan and is responsible for researching investment opportunities and the securities selection process. Ms. Negrete-Gruson is a Managing Director of Artisan and serves as the portfolio manager for Artisan's emerging markets portfolios. Prior to joining Artisan in 2006, she was the portfolio manager for DuPont Capital Management's emerging markets equity portfolios for more than five years.

The Boston Company Asset Management LLC: The Boston Company Asset Management LLC (The Boston Company), located at One Boston Place, Boston, Massachusetts 02108, serves as a Sub-Adviser to the Emerging Markets Equity Fund. A team of investment professionals manages the portion of the Emerging Markets Equity Fund's assets allocated to The Boston Company. The team consists of D. Kirk Henry, Carolyn Kedersha and Warren C. Skillman. Mr. Henry serves as the Senior Managing Director of the Non US Value Equity and Lead Portfolio Manager on the Non-US and Emerging Markets Value strategies at The Boston Company. Mr. Henry is also a member of The Boston Company's Executive Management Team. Mr. Henry joined the firm in 1994. Ms. Kedersha serves as Managing Director and Senior Portfolio Manager on The Boston Company's Non-US Value Equity Team. Ms. Kedersha joined the firm in 1988 and conducts research on Latin American and emerging markets small cap companies. Mr. Skillman serves as Managing Director and Senior Portfolio Manager on The Boston Company's Non-US Value Equity Investment Team. Mr. Skillman joined the firm in 2005 and conducts research on Latin America, Asia, Europe, Middle East and Africa.

JO Hambro Capital Management Limited: JO Hambro Capital Management Limited (JOHCM), located at Ground Floor, Ryder Court, 14 Ryder Street, London, SW1Y, 6QB, United Kingdom, serves as a Sub-Adviser to the Emerging Markets Equity Fund. A team of investment professionals manages the portion of the Emerging Markets Equity Fund's assets allocated to JOHCM. Emery Brewer is the lead Senior Fund Manager of the JOHCM Emerging Markets Fund. He has over 15 years experience in Emerging Markets equity fund management, gained while working at Driehaus Capital Management. In December 1997, Mr. Brewer founded the Driehaus Capital Management Emerging Markets Growth Fund, which he managed for ten years until he left Driehaus in December 2007. In 2008 — 2009, Mr. Brewer was a private investor until joining JOHCM in 2010. In 1998, he founded the Driehaus International Discovery Fund which he co-managed with Dr. Ivo Kovachev until April 2005. Prior to this, he was an analyst and manager for the Driehaus East Europe Fund. Mr. Brewer has a BSc in Economics from the University of Utah and a MBA from the University of Rochester.

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Lazard Asset Management LLC: Lazard Asset Management LLC (Lazard), located at 30 Rockefeller Plaza, New York, New York 10112 serves as a sub-adviser to the Emerging Markets Equity Fund. A team of investment professionals manages the portion of the Emerging Markets Equity Fund's assets allocated to Lazard. The team consists of Kevin O'Hare, CFA, Director, Portfolio Manager/Analyst; Peter Gillespie, CFA, Senior Vice President, Portfolio Manager/Analyst; James Donald, CFA, Managing Director, Portfolio Manager/Analyst; and John R. Reinsberg, Deputy Chairman, International and Global Strategies. Mr. O'Hare joined Lazard in 2001 as a Portfolio Manager/Analyst on the Developing Markets Equity team, focusing on the technology, health care, telecommunications and consumer discretionary sectors. Mr. Gillespie joined Lazard in 2007 and is a Senior Vice President and Portfolio Manager/Analyst on the Developing Markets Equity team, focusing on the industrials, materials and consumer staples sectors. Prior to joining Lazard, Mr. Gillespie was a portfolio manager at Newgate Capital, LLP, where he co-managed the Asian portion of an emerging markets equity fund. Mr. Donald joined Lazard in 1996 as a Portfolio Manager/Analyst on the Emerging Markets Equity team and Head of the Emerging Markets Group. Mr. Reinsberg joined Lazard in 1992 as Portfolio Manager/Analyst on the Global Equity and International Equity portfolio teams. He is also Deputy Chairman of Lazard Asset Management responsible for oversight of the firm's international and global strategies.

Neuberger Berman Management LLC: Neuberger Berman Management LLC (NBML), located at 605 Third Avenue, New York, NY 10158, serves as a sub-adviser to the Emerging Markets Equity Fund. Conrad A. Saldanha, CFA is responsible for the management of the portion of the Emerging Markets Equity Fund's assets allocated to NBML. Mr. Saldanha joined NBML in 2008 as a portfolio manager. Mr. Saldanha is a Portfolio Manager for the firm's Global Equity team and is responsible for Emerging Markets equities. Prior to joining NBML, he held several positions at GE Asset Management Inc., most recently vice president and co-portfolio manager on the Global Emerging Markets product.

PanAgora Asset Management, Inc.: PanAgora Asset Management, Inc. (PanAgora), located at 470 Atlantic Ave, 8th Floor, Boston, Massachusetts 02210, serves as a Sub-Adviser to the Emerging Markets Equity Fund. A team of investment professionals at PanAgora manages the portion of the Emerging Markets Equity Fund's assets allocated to PanAgora. The team consists of Ronald Hua, CFA, Edward Qian, Ph.D., CFA, Sanjoy Ghosh, Ph.D., George Mussalli, CFA, Dmitri Kantsyrev, Ph.D. CFA, and Joel Feinberg. Mr. Hua, Chief Investment Officer, oversees all equity strategies. Mr. Qian, Director of Macro-Strategies, oversees macro research and portfolio management. Mr. Ghosh is responsible for managing the Dynamic Equity strategies and ensuring the efficacy of the investment model. Mr. Mussalli contributes to research supporting the Dynamic Equity strategies and is responsible for developing the Fundamental Valuation model. Mr. Mussalli is also a portfolio manager responsible for U.S. Active Equity Investments. Messrs. Hua, Ghosh and Mussalli joined PanAgora from Putnam Investments in 2004. Mr. Kantsyrev is a Portfolio Manager on the Dynamic Modeling Team responsible for conducting research for PanAgora's Global and International Equity strategies. Mr. Kantsyrev joined PanAgora in 2007 from the University of Southern California, where he studied Finance. Mr. Feinberg has been with PanAgora since 2002 working within portfolio construction for the last several years.

GLOBAL EQUITY FUND:

Sub-advisers have not yet been approved for the Global Equity Fund.

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ENHANCED LIBOR OPPORTUNITIES FUND:

Ares Management LLC: Ares Management LLC (Ares), located at 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067, serves as a Sub-Adviser to the Enhanced LIBOR Opportunities Fund and a team of investment professionals manages the portion of the Enhanced LIBOR Opportunities Fund's assets allocated to Ares. The team consists of Seth Brufsky, Americo Cascella and John Leupp. Mr. Brufsky joined Ares in March 1998 as a Lead Portfolio Manager. Mr. Cascella joined Ares in August 1998 as a Senior Investment Analyst, and became a Portfolio Manager in 2005. Mr. Leupp joined Ares in October 2003 as a Senior Analyst in the Capital Markets Group and currently serves as a Portfolio Manager. Mr. Brufsky, Mr. Cascella and Mr. Leupp have over 20 years, 16 years and 21 years, respectively, of experience with the leveraged finance asset class.

Wellington Management Company, LLP: Wellington Management Company, LLP (Wellington Management), located at 75 State Street, Boston, Massachusetts 02019, serves as a Sub-Adviser to the Enhanced LIBOR Opportunities Fund. Timothy E. Smith, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager of the portion of the Enhanced LIBOR Opportunities Fund's assets allocated to Wellington Management since the Fund's inception and for the firm for the past five years. Mr. Smith joined Wellington Management as an investment professional in 1992.

SEI LIBOR Plus Portfolio: As described in "More Information about Fund Investments," the Fund may invest in the SEI LIBOR Plus Portfolio, a portfolio of SEI Alpha Strategy Portfolios, LP. For information about the Sub-Advisers and portfolio managers to the SEI LIBOR Plus Portfolio, please see "SEI Alpha Strategy Portfolios, LP" under this section.

CORE FIXED INCOME FUND:

Jennison Associates LLC: Jennison Associates LLC (Jennison), located at 466 Lexington Avenue, New York, New York 10017 and 1000 Winter Street, Suite 4900, Waltham, Massachusetts 02451, serves as a Sub-Adviser to the Core Fixed Income Fund. A team of investment professionals manages the portion of the Core Fixed Income Fund's assets allocated to Jennison. The team consists of Thomas G. Wolfe, Co-Head of Fixed Income, Managing Director and Fixed Income Portfolio Manager; Jonathan R. Longley, CFA, Co-Head of Fixed Income, Managing Director and Fixed Income Portfolio Manager; Erik S. Brown, CFA, Managing Director and Fixed Income Portfolio Manager; Richard A. Klemmer, CFA, Managing Director and Fixed Income Portfolio Manager; and Itai Lourie, CFA, Managing Director and Fixed Income Portfolio Manager. Mr. Wolfe joined Jennison in 1999 as a portfolio manager and became a co-head of the Fixed Income team in 2005. He is responsible for co-developing and managing overall portfolio strategy and overseeing corporate bond selection. Mr. Longley joined Jennison in 1982 as a portfolio manager and became a co-head of the Fixed Income team in 1994. He is responsible for co-developing overall strategy and overseeing and managing yield curve positioning. Mr. Brown joined Jennison in 1989 as a fixed income trader specializing in mortgage securities. Since 1997, he has been part of the portfolio management team and is responsible for managing yield curve, mortgage, Treasury strategy and security selection. Mr. Klemmer joined Jennison in 1982 to develop its fixed income analytic systems and to participate in the management of structured fixed income portfolios. He is responsible for managing corporate and asset-backed securities selection. Mr. Lourie joined Jennison in 1996 as a Fixed Income Trader and had been the lead trader for Treasuries, agencies and mortgage-backed securities for 7 years. In 2005, he joined the portfolio management team and is responsible for managing mortgage and asset-backed securities selection.

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J.P. Morgan Investment Management Inc.: J.P. Morgan Investment Management Inc. (JPMIM), a wholly owned subsidiary of JPMorgan Chase & Co., located at 245 Park Avenue, New York, New York 10167, serves as a Sub-Adviser to the Core Fixed Income Fund. Douglas Swanson, a Managing Director and Portfolio Manager, manages the portion of the Core Fixed Income Fund's assets allocated to JPMIM. Mr. Swanson is responsible for establishing daily tactical decision-making for all taxable bond money management as it relates to strategic investment policy and benchmarking, composite and investment style oversight and performance oversight. Mr. Swanson joined JPMIM in 1983 as an analyst and became a Managing Director in 1998.

Metropolitan West Asset Management LLC: Metropolitan West Asset Management LLC (MetWest), located at 865 S. Figueroa Street, Suite 1800, Los Angeles, CA 90017, serves as a Sub-Adviser to the Core Fixed Income Fund. A team of investment professionals manages the portion of the Core Fixed Income Fund's assets allocated to MetWest. The team consists of Tad Rivelle, a Generalist Portfolio Manager and MetWest's Chief Investment Officer, who is responsible for developing the firm's long-term economic outlook that guides strategies; Laird Landmann, a Generalist Portfolio Manager, whose role is to co-manage security selection and the trade execution process; Jamie Farnham and Gino Nucci, Specialist Portfolio Managers, who manage and oversee the security selection and trade execution process of non-investment grade corporate positions; Stephen Kane, CFA, a Generalist Portfolio Manager and Managing Director, who is responsible for co-managing security selection and the trade execution process; and Bryan Whalen and Mitch Flack, Specialist Portfolio Managers, who manage and oversee the security selection and trade execution of asset-backed and mortgage-backed positions. Mr. Farnham has been with MetWest since November 2002. Mr. Nucci has been with MetWest since January 2004. Mr. Whalen has been a portfolio manager and asset backed specialist with MetWest since May 2004. Mr. Flack has been a portfolio manager and mortgage specialist with MetWest since March 2001. Messrs. Rivelle, Landmann and Kane founded MetWest in August 1996.

Wells Capital Management, Inc.: Wells Capital Management, Inc. (WellsCap), located at 525 Market Street, 10th Floor, San Francisco, California 94105, serves as a Sub-Adviser to the Core Fixed Income Fund. Wells Fargo & Company owns Wells Fargo Bank N.A., the parent company of WellsCap. A team of investment professionals led by Senior Portfolio Managers Tom O'Connor and Troy Ludgood manages the portion of the Core Fixed Income Fund's assets allocated to WellsCap. Mr. O'Connor joined WellsCap in 2000, and began his investment career in 1988. Mr. Ludgood joined WellsCap in 2004, and began his investment career in 2000. The Montgomery Core Fixed Income portfolio managers are responsible for overseeing WellsCap's core fixed income strategy, which is employed by the Core Fixed Income Fund.

Western Asset Management Company: Western Asset Management Company (Western Asset), located at 385 East Colorado Boulevard, Pasadena, California 91101, serves as a Sub-Adviser to the Core Fixed Income Fund. A team of investment professionals led by Chief Investment Officer Stephen A. Walsh, CIO, Emeritus S. Kenneth Leech, and Portfolio Managers, Carl L. Eichstaedt, Edward A. Moody and Mark S. Lindbloom manages the portion of the Core Fixed Income Fund's assets allocated to Western Asset. Messrs. Leech and Walsh are responsible for the strategic oversight of the investments and for supervising the operations of the various sector specialist teams dedicated to the specific asset classes. Messrs. Eichstaedt, Moody and Lindbloom are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions. Messrs. Leech, Walsh, Moody and Eichstaedt have each served as Portfolio Managers for Western Asset for over 10 years. Mr. Leech joined Western Asset as a Portfolio Manager in 1990; Mr. Walsh joined Western Asset as a Portfolio Manager in 1991; Mr. Eichstaedt joined Western Asset as a Portfolio Manager in 1994; Mr. Moody joined Western

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Asset as a Portfolio Manager in 1985; and Mr. Lindbloom joined Western Asset as Portfolio Manager in 2005.

Western Asset Management Company Limited: Western Asset Management Company Limited (Western Asset Limited), located at 10 Exchange Square, Primrose Street, London EC2A 2EN, United Kingdom, serves as a Sub-Adviser to the Core Fixed Income Fund. Chief Investment Officer Stephen A. Walsh and CIO Emeritus S. Kenneth Leech manage the portion of the Core Fixed Income Fund's assets allocated to Western Asset Limited. Messrs. Leech and Walsh are responsible for the strategic oversight of the investments and for supervising the operations of the various sector specialist teams dedicated to the specific asset classes. Each has served over 10 years as portfolio managers for Western Asset Limited.

HIGH YIELD BOND FUND:

Ares Management LLC: Ares Management LLC (Ares), located at 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067, serves as a Sub-Adviser to the High Yield Bond Fund and a team of investment professionals manages the portion of the High Yield Bond Fund's assets allocated to Ares. The team consists of Seth Brufsky, Americo Cascella and John Leupp. Mr. Brufsky joined Ares in March 1998 as a Lead Portfolio Manager. Mr. Cascella joined Ares in August 1998 as a Senior Investment Analyst, and became a Portfolio Manager in 2005. Mr. Leupp joined Ares in October 2003 as a Senior Analyst in the Capital Markets Group and currently serves as a Portfolio Manager. Mr. Brufsky, Mr. Cascella and Mr. Leupp have over 20 years, 16 years and 21 years, respectively, of experience with the leveraged finance asset class.

Brigade Capital Management, LLC: Brigade Capital Management, LLC (Brigade), located at 399 Park Avenue, 16th Floor, New York, New York 10022, serves as a Sub-Adviser to the High Yield Bond Fund. The portfolio manager of the High Yield Bond Fund's assets allocated to Brigade is Donald E. Morgan, III. Mr. Morgan is responsible for the day-to-day management and investment decisions made with respect to the High Yield Bond Fund. Mr. Morgan formed Brigade in 2006 and has served as the managing partner of Brigade since that date. Prior to forming Brigade, Mr. Morgan was the Head of the High Yield Division of MacKay Shields LLC from 2000-2006.

Delaware Management Company: Delaware Management Company (DMC), a series of Delaware Management Business Trust, located at 2005 Market Street, Philadelphia, Pennsylvania 19103, serves as a Sub-Adviser to the High Yield Bond Fund. Kevin P. Loome, CFA, has primary responsibility for the portion of the High Yield Bond Fund's assets allocated to DMC. Mr. Loome, Senior Vice President, Senior Portfolio Manager and Head of High Yield Investments, is responsible for portfolio construction and strategic asset allocation of all high yield fixed income assets. Prior to joining DMC in August 2007, he spent eleven years at T. Rowe Price, starting as an analyst and leaving the firm as a portfolio manager. Mr. Loome regularly consults with Delaware Investments fixed income analysts and traders regarding the high yield fixed income assets.

Guggenheim Investment Management, LLC: Guggenheim Investment Management, LLC (GIM), with its main office located at 135 East 57th Street, 6th Floor, New York, New York 10022, serves as a Sub-Adviser to the High Yield Bond Fund. GIM was founded in 2001 to manage leveraged credit strategies. Todd L. Boehly, a Managing Partner, and Patrick L. Mitchell, a Senior Managing Director, manage the portion of the High Yield Bond Fund's assets allocated to GIM. Mr. Boehly is a Managing Partner and a member of Guggenheim Partners, LLC's Management Committee and the GIM Credit Committee. Mr. Boehly also sits in the office of the CEO of Guggenheim Partners, LLC. Mr. Mitchell joined GIM in

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2009 as Managing Director having more than 30 years of experience in portfolio management, commercial banking, research and investments. Previously, Mr. Mitchell was a Managing Director at Maple Stone Capital Management and Metropolitan West Financial, and managed portfolios for the California State Teachers' Retirement System (the last four years as the Chief Investment Officer), the nation's second-largest pension fund.

J.P. Morgan Investment Management Inc.: J.P. Morgan Investment Management Inc. (JPMIM), a wholly owned subsidiary of JPMorgan Chase & Co., located at 245 Park Avenue, New York, New York 10167, serves as a Sub-Adviser to the High Yield Bond Fund. Robert Cook, a Managing Director and Lead Portfolio Manager, and Thomas Hauser, a Managing Director and Co-Lead Portfolio Manager, manage the portion of the High Yield Bond Fund's assets allocated to JPMIM. Mr. Cook is the head of the High Yield Fixed Income team and is responsible for co-managing high yield total return assets. Mr. Hauser is responsible for co-managing high yield total return assets as well as overseeing the high yield trading effort. Messrs. Cook and Hauser joined JPMIM in 2004.

LONG DURATION FUND:

Income Research & Management: Income Research & Management (IR&M), located at 100 Federal Street, 31st Floor, Boston, Massachusetts 02110, serves as a Sub-Adviser to the Long Duration Fund. A team of investment professionals manages the portion of the Long Duration Fund's assets allocated to IR&M. The team consists of Jack Sommers, CFA, Managing Principal, Co-Founder and Senior Portfolio Manager; Bill O'Malley, CFA, Managing Principal and Senior Portfolio Manager; and Ed Ingalls, CFA, Principal and Senior Portfolio Manager. Jack Sommers, Bill O'Malley, and Ed Ingalls, as CIO, Director of the Investment Team, and Head of the Credit Team, respectively, make up the team that is ultimately responsible for the day-to-day management and strategic direction of the Long Duration Fund. As a Co-Founder, Mr. Sommers started with the firm at its inception in March of 1987. Mr. O'Malley joined IR&M in September 1994, and Mr. Ingalls started in February of 2000. Mr. Sommers, Mr. O'Malley and Mr. Ingalls have all been in their current roles since joining IR&M.

Jennison Associates LLC: Jennison Associates LLC (Jennison), located at 466 Lexington Avenue, New York, New York 10017 and 1000 Winter Street, Suite 4900, Waltham, Massachusetts 02451, serves as a Sub-Adviser to the Long Duration Fund. A team of investment professionals manages the portion of the Long Duration Fund's assets allocated to Jennison. The team consists of Thomas G. Wolfe, Co-Head of Fixed Income, Managing Director and Fixed Income Portfolio Manager; Jonathan R. Longley, CFA, Co-Head of Fixed Income, Managing Director and Fixed Income Portfolio Manager; Erik S. Brown, CFA, Managing Director and Fixed Income Portfolio Manager; Richard A. Klemmer, CFA, Managing Director and Fixed Income Portfolio Manager; and Itai Lourie, CFA, Managing Director and Fixed Income Portfolio Manager. Mr. Wolfe joined Jennison in 1999 as a portfolio manager and became a co-head of the Fixed Income team in 2005. He is responsible for co-developing and managing overall portfolio strategy and overseeing corporate bond selection. Mr. Longley joined Jennison in 1982 as a portfolio manager and became a co-head of the Fixed Income team in 1994. He is responsible for co-developing overall strategy and overseeing and managing yield curve positioning. Mr. Brown joined Jennison in 1989 as a fixed income trader specializing in mortgage securities. Since 1997, he has been part of the portfolio management team and is responsible for managing yield curve, mortgage, Treasury strategy and security selection. Mr. Klemmer joined Jennison in 1982 to develop its fixed income analytic systems and to participate in the management of structured fixed income portfolios. He is responsible for managing corporate and asset-backed securities selection. Mr. Lourie joined Jennison in 1996 as a

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Fixed Income Trader and had been the lead trader for Treasuries, agencies and mortgage-backed securities for 7 years. In 2005, he joined the portfolio management team and is responsible for managing mortgage and asset-backed securities selection.

Metropolitan West Asset Management LLC: Metropolitan West Asset Management LLC (MetWest), located at 865 S. Figueroa Street, Suite 1800, Los Angeles, CA 90017, serves as a Sub-Adviser to the Long Duration Fund. A team of investment professionals manages the portion of the Long Duration Fund's assets allocated to MetWest. The team consists of Tad Rivelle, a Generalist Portfolio Manager and MetWest's Chief Investment Officer, who is responsible for developing the firm's long-term economic outlook that guides strategies; Laird Landmann, a Generalist Portfolio Manager, whose role is to co-manage security selection and the trade execution process; Jamie Farnham and Gino Nucci, Specialist Portfolio Managers, who manage and oversee the security selection and trade execution process of non-investment grade corporate positions; Stephen Kane, CFA, a Generalist Portfolio Manager and Managing Director, who is responsible for co-managing security selection and the trade execution process; and Bryan Whalen and Mitch Flack, Specialist Portfolio Managers, who manage and oversee the security selection and trade execution of asset-backed and mortgage-backed positions. Mr. Farnham has been with MetWest since November 2002. Mr. Nucci has been with MetWest since January 2004. Mr. Whalen has been a portfolio manager and asset backed specialist with MetWest since May 2004. Mr. Flack has been a portfolio manager and mortgage specialist with MetWest since March 2001. Messrs. Rivelle, Landmann and Kane founded MetWest in August 1996.

EMERGING MARKETS DEBT FUND:

Ashmore Investment Management Limited: Ashmore Investment Management Limited (Ashmore), located at 61 Aldwych, London, United Kingdom WC2B 4AE, serves as Sub-Adviser to the Emerging Markets Debt Fund. A team of investment professionals manages the portion of the Emerging Markets Debt Fund's asset allocated to Ashmore. The investment team is currently composed of Mark Coombs, Seumas Dawes, Ricardo Xavier, Brent de Jong and Jerome Booth. Jules Green was a member until his retirement on September 30, 2009. Ashmore's Chief Executive and the Chairman of the investment team, Mark Coombs, has been investing in emerging markets since 1983 and is currently Co-Chair of the Board of EMTA (formerly the Emerging Markets Trade Association). Senior portfolio managers, Jules Green, Seumas Dawes, Ricardo Xavier and Brent de Jong, have been actively involved in emerging markets debt investment since 1990, 1993, 1993 and 1997, respectively. Mr. Coombs, Chairman of the Investment Committee, participates in the security selection process for the Emerging Markets Debt Fund. Mr. Dawes, Senior Portfolio Manager and Co-Head of Special Situations has geographic responsibility for Asia, joint responsibility for special situations, structured transactions, and related derivatives and he participates in the security selection process for the Emerging Markets Debt Fund. Mr. Xavier, Senior Portfolio Manager, has geographic responsibility for Latin America, a product responsibility for local currencies, local currency debt and related derivatives and participates in the security selection process for the Emerging Markets Debt Fund. Mr. de Jong, Senior Portfolio Manager and Co-Head of Special Situations, joined Ashmore in 2002 Jerome Booth is Ashmore's Head of Research and political economist, and has been professionally involved with developing countries as a government and international official, consultant, economist, and market analyst since 1985. He is responsible for all macro country political research and analysis. Mr. Green, Senior Portfolio Manager until his retirement in September 2009, had geographic responsibility for Latin America and Eastern Europe, a product responsibility for external debt, local currency debt, local currencies and related derivatives and he participated in the security selection process for the Emerging Markets Debt Fund.

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ING Investment Management Advisors, B.V.: ING Investment Management Advisors, B.V. (IIMA), located at Prinses Beatrixlaan 15, The Hague, The Netherlands, 2595 AK, serves as a Sub-Adviser to the Emerging Markets Debt Fund. A team of investment professionals manages the portion of the Emerging Markets Debt Fund's assets allocated to IIMA. The two primary managers responsible for the Emerging Markets Debt Fund are Rob Drijkoningen and Gorky Urquieta. Messrs. Drijkoningen and Urquieta are responsible for research and asset allocation for the Emerging Markets Debt Fund. Both Mr. Drijkoningen and Mr. Urquieta are co-Heads of the Global Emerging Markets Debt Team of ING Investment Management (IIM), a business unit within ING Group that includes IIMA. Mr. Drijkoningen joined ING IM in 1995, first managing international fixed income portfolios, including management of the currency risk. Mr. Drijkoningen was part of the Global Emerging Markets Debt Team from 1997 — 2007. On 2008 he was appointed to Head of the ING Multi Asset Group and he returned to the Global Emerging Markets Debt Team as Head in 2009. Mr. Urquieta joined IIM in 2000.

Stone Harbor Investment Partners LP: Stone Harbor Investment Partners LP (Stone Harbor), located at 31 West 52nd Street, 16th Floor, New York, New York 10019, serves as a Sub-Adviser to the Emerging Markets Debt Fund. A team of investment professionals manages the portion of the Emerging Markets Debt Fund's assets allocated to Stone Harbor. The team consists of Peter J. Wilby, CFA; Pablo Cisilino; James E. Craige, CFA; Thomas K. Flanagan, CFA; David Oliver; and Christopher Wilder, CFA. Mr. Wilby, portfolio manager of the Emerging Markets Debt Fund, has served as Chief Investment Officer of Stone Harbor since April 2006. Prior to April 2006, Mr. Wilby was the Chief Investment Officer of North American Fixed Income and senior portfolio manager responsible for directing investment policy and strategy for all emerging markets and high yield fixed income portfolios at Citigroup Asset Management. Mr. Craige and Mr. Flanagan, portfolio managers of the Emerging Markets Debt Fund, have served as Portfolio Managers of Stone Harbor since April 2006. Prior to April 2006, Mr. Craige and Mr. Flanagan were the Managing Directors and Senior Portfolio Managers for emerging markets debt portfolios at Salomon Brother Asset Management Inc. Mr. Cisilino, portfolio manager of the Emerging Markets Debt Fund, has served as a Portfolio Manager of Stone Harbor since July 2006. From June 2004 to July 2006, Mr. Cisilino was the Executive Director for Sales and Trading in Emerging Markets at Morgan Stanley Inc. Mr. Oliver, portfolio manager of the Emerging Markets Debt Fund, has served as a Portfolio Manager of Stone Harbor since June 2008. Prior to joining Stone Harbor in June 2008, Mr. Oliver was a Managing Director in emerging market sales and trading at Citigroup for over five years. Mr. Wilder, portfolio manager of the Emerging Markets Debt Fund, has served as a Portfolio Manager of Stone Harbor since June 2010. From May 2008 to May 2010, Mr. Wilder served as manager of an emerging market corporate debt and private equity fund at Autonomy Capital Group. Prior to May 2008, Mr. Wilder was the head of the Emerging Markets Corporate Credit and Trading and Special Situations Group at Deutsche Bank.

REAL RETURN FUND:

Wellington Management Company, LLP: Wellington Management Company, LLP (Wellington Management), located at 75 State Street, Boston, Massachusetts 02109, serves as a Sub-Adviser to the Real Return Fund. Lindsay Thrift Politi, Vice President and Fixed Income Portfolio Manager of Wellington Management, serves as Portfolio Manager for the portion of the Real Return Fund's assets allocated to Wellington Management to be managed in the TIPS investment approach. Ms. Politi joined Wellington Management as an investment professional in 2000. Ms. Politi became a fixed income portfolio manager in 2006 and a Vice President in 2008.

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DYNAMIC ASSET ALLOCATION FUND:

Credit Suisse Asset Management, LLC: Credit Suisse Asset Management, LLC (CSAM), located at Eleven Madison Avenue, New York, New York 10010, serves as a Sub-Adviser to the Dynamic Asset Allocation Fund. A team of investment professionals manages the portion of the Dynamic Asset Allocation Fund's assets allocated to CSAM. The team consists of Anne-Sophie van Royen, Ph.D. and Xiaomeng Yang, CFA, Ph.D. Dr. van Royen, Managing Director of CSAM, is a Senior Portfolio Manager in Single Manager Hedge Funds at CSAM and focuses on global tactical asset allocation strategies and products. She joined CSAM in 2004. Dr. Yang, Vice President of CSAM, is a Portfolio Manager in Single Manager Hedge Funds at CSAM and focuses on global tactical asset allocation strategies and products. She joined CSAM in 2005.

Goldman Sachs Asset Management, L.P.: Goldman Sachs Asset Management, L.P. (GSAM), located at 200 West St., New York, New York 10282, serves as a Sub-Adviser to the Dynamic Asset Allocation Fund. The Quantitative Investment Strategies (QIS) group has over 120 professionals dedicated to portfolio management, research, client portfolio management and trading, with an additional 30+ dedicated information technology personnel. The three members of the QIS team with the most significant responsibility for the day-to-day management of the Dynamic Asset Allocation Fund's portfolio are: Katinka Domotorffy, William Fallon, Ph.D., and Clement Chan. Mrs. Domotorffy, Managing Director and Chief Investment Officer and head of GSAM's QIS group, joined GSAM in 1998 as an Analyst. She became a managing director of GSAM in 2005, a partner in 2006 and assumed her current role in 2009. Dr. Fallon is a Managing Director, the co-Chief Investment Officer of GSAM's QIS Macro/Fixed Income Strategies group and the head of macro research for GSAM's QIS group. Dr. Fallon joined GSAM in 1998 as an Associate and assumed his current role in 2009. Mr. Chan, a Vice President, is currently a Senior Portfolio Manager in QIS's global macro team, focusing on global tactical asset allocation and developed markets investment strategies. He joined GSAM in 2001 as an Analyst and became a Vice President in 2007.

SEI ALPHA STRATEGY PORTFOLIOS, LP:

SEI LIBOR Plus Portfolio: By investing primarily in a diversified portfolio of investment grade and non-investment grade fixed-income securities, the SEI LIBOR Plus Portfolio seeks to produce a total return that exceeds the total return of the 3-Month LIBOR (London Interbank Offered Rate). The Portfolio is managed by SIMC, which operates as a manager-of managers and allocates the Portfolio's assets to the following Sub-Advisers:

Declaration Management & Research LLC: Declaration Management & Research LLC (Declaration), located at 1800 Tysons Boulevard, Suite 200, McLean, Virginia 22102, serves as a Sub-Adviser to the SEI LIBOR Plus Portfolio. James E. Shallcross, Executive Vice President and Director of Portfolio Management, Bond Griffin, CFA, Vice President, and Peter M. Farley, CFA, Senior Vice President of Portfolio Management, serve as the portfolio managers for the portion of the Portfolio's assets allocated to Declaration. Mr. Shallcross joined Declaration in 1991 and has 23 years of fixed income experience in mortgage-backed securities, asset-backed securities and corporate credit. He oversees the management of all fixed income portfolios, supervises the investment staff, is a member of the Declaration Investment Committee and is a firm principal. Mr. Shallcross began his tenure at Declaration as a portfolio manager and was named Director of Portfolio Management in 2003. He became an Executive Vice President of the company in 2005. Mr. Griffin joined Declaration in 2007 as an asset-backed securities analyst and portfolio manager. Prior to joining Declaration, he had been

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an asset-backed securities analyst and portfolio manager at Hyperion Brookfield Asset Management, Inc. since 2003. Mr. Griffin oversees asset-backed securities research and is co-manager of LIBOR Plus portfolios at Declaration. Mr. Farley joined Declaration in 1996 and has 14 years of fixed income experience in mortgage-backed securities and corporate credit. He manages total return fixed income portfolios and primarily oversees Commercial Real Estate security management, trading and research. He also managed corporate credit portfolios and has been responsible for establishing the firm's corporate research effort and trading of corporate bonds and credit derivatives. Mr. Farley began his tenure at Declaration as an analyst. He became an assistant portfolio manager and investment officer in 1999. In 2001, he was promoted to Vice President and lead portfolio manager and in 2006 he was promoted to Senior Vice President.

Brookfield Investment Management, Inc.: Brookfield Investment Management, Inc. (BIM), located at 200 Vesey Street, 10th Floor, New York, New York 10281, serves as a Sub-Adviser to the SEI LIBOR Plus Portfolio. Michelle L. Russell-Dowe, Senior Portfolio Manager and Head of the Structured Products Investment Team at BIM, manages the portion of the SEI LIBOR Plus Portfolio's assets allocated to BIM. Ms. Russell-Dowe has been with BIM since 1999.

The Funds' Statement of Additional Information (SAI) provides additional information about the portfolio managers' compensation, other accounts they manage and their ownership, if any, of securities in the Funds.

PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") Class A shares of the Funds.

The Funds offer Class A Shares only to Eligible Investors that have signed an Investment Management Agreement with SIMC. Eligible investors of the Funds are principally institutions, including defined benefit plans, defined contribution plans, health care defined benefit plans and board-designated funds, insurance operating funds, foundations, endowments, public plans and Taft-Hartley plans, that have entered into an Investment Management Agreement with SIMC (collectively, Eligible Investors). More information about Eligible Investors is in this section and in the "Minimum Purchases" sections of this prospectus.

Under each Investment Management Agreement, SIMC will consult with the Eligible Investor to define its investment objectives, desired returns and tolerance for risk, and to develop a plan for the allocation of its assets. Each Investment Management Agreement sets forth the fee to be paid to SIMC by the Eligible Investor, which is ordinarily expressed as a percentage of the Eligible Investor's assets managed by SIMC. This fee, which is negotiated by the Eligible Investor and SIMC, may include a performance-based fee or a fixed-dollar fee for certain specified services.

For information on how to open an account and set up procedures for placing transactions, call 1-800-DIAL-SEI.

HOW TO PURCHASE FUND SHARES

Fund shares may be purchased on any Business Day.

Eligible Investors (as defined above) may purchase or sell shares by placing orders with the Transfer Agent or the Funds' authorized agent. Institutions and intermediaries that use certain SEI proprietary

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systems may place orders electronically through those systems. Institutions and intermediaries may also place orders by calling 1-800-858-7233. Generally, cash investments must be transmitted or delivered in federal funds to the Funds' wire agent by the close of business on the day after the order is placed. However, in certain circumstances the Funds, at their discretion, may allow purchases to settle (i.e., receive final payment) at a later date in accordance with the Funds' procedures and applicable law. The Funds reserve the right to refuse any purchase requests, particularly those that the Funds reasonably believe may not be in the best interests of the Funds or their shareholders and could adversely affect the Funds or their operations. This includes those from any individual or group who, in a Fund's view, is likely to engage in excessive trading (usually defined as four or more "round trips" in a Fund in any twelve-month period). For more information regarding the Funds' policies and procedures related to excessive trading, please see "Frequent Purchases and Redemptions of Fund Shares" below.

Each Fund calculates its net asset value per share (NAV) once each Business Day at the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern Time). For you to receive the current Business Day's NAV, generally a Fund (or an authorized agent) must receive your purchase order in proper form before 4:00 p.m. Eastern Time. A Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

When you purchase or sell Fund shares through certain financial institutions, you may have to transmit your purchase and sale requests to these financial institutions at an earlier time for your transaction to become effective that day. This allows these financial institutions time to process your requests and transmit them to the Funds.

Certain other intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase and redemption requests for Fund shares. These requests are executed at the NAV next determined after the intermediary receives the request if transmitted to the Funds in accordance with the Funds' procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

You will have to follow procedures of your financial institution or intermediary for transacting with the Funds. You may be charged a fee for purchasing and/or redeeming Fund shares by your financial institution or intermediary.

Pricing of Fund Shares

NAV for one Fund share is the value of that share's portion of the net assets of the Fund. In calculating NAV, a Fund generally values its investment portfolio at market price.

When valuing portfolio securities, the Funds value securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on NASDAQ) at the last quoted sale price on the primary exchange or market (foreign or domestic) on which the securities are traded, or, if there is no such reported sale, at the most recent quoted bid price. The Funds value securities traded on NASDAQ at the NASDAQ Official Closing Price. If available, debt securities, swaps, bank loans or collateralized debt obligations, such as those held by the Funds, are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations or other methodologies designed to identify the market value for such securities. Redeemable securities issued by open-end investment companies are

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valued at the investment company's applicable net asset value. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security's price cannot be obtained, as noted above, the Funds will value the securities using a bid price from at least one independent broker. If such prices are not readily available or cannot be valued using the methodologies described above, the Funds will value the security using the Funds' Fair Value Procedures, as described below.

Securities held by a Fund with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument, and the value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates.

Prices for most securities held by a Fund are provided daily by third-party independent pricing agents. SIMC or a Sub-Adviser, as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service's prices will be reliable. SIMC or a Sub-Adviser, as applicable, will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Funds' administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Funds' administrator, in turn, will notify the Fair Value Committee (the Committee) if it receives such notification from SIMC or a Sub-Adviser, as applicable, or if the Funds' administrator reasonably believes that a particular pricing service is no longer a reliable source for prices.

The Funds' Pricing and Valuation Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board of Trustees. However, when the change would not materially affect valuation of a Fund's net assets or involve a material departure in pricing methodology from that of the Fund's existing pricing agent or pricing methodology, Board approval may be obtained at the next regularly scheduled Board meeting.

Securities for which market prices are not "readily available" or may be unreliable are valued in accordance with Fair Value Procedures established by the Funds' Board of Trustees. The Funds' Fair Value Procedures are implemented through the Committee designated by the Funds' Board of Trustees. The Committee is currently composed of two members of the Board of Trustees, as well as representatives from SIMC and its affiliates.

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended, the security has been de-listed from a national exchange, the security's primary trading market is temporarily closed at a time when under normal conditions it would be open, or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider are: the facts giving rise to the need to fair value, the last trade price, the performance of the market or the issuer's industry, the liquidity of the security, the size of the holding in a Fund or any other appropriate information.

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The determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its NAV. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates NAV if an event that could materially affect the value of those securities (a Significant Event), including substantial fluctuations in domestic or foreign markets or occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts or significant governmental actions, has occurred between the time of the security's last close and the time that the Fund calculates NAV. A Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

A Significant Event may relate to a single issuer or to an entire market sector. If SIMC or a Sub-Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates NAV, it may request that a Committee meeting be called. In addition, the Funds' administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates NAV. If price movements in a monitored index or security exceed levels established by the Funds' administrator, the administrator notifies SIMC or a Sub-Adviser holding the relevant securities that such limits have been exceeded. In such event, SIMC or a Sub-Adviser makes the determination whether a Committee meeting should be called based on the information provided.

The International Equity, World Equity Ex-US, Screened World Equity Ex-US, Emerging Markets Equity and Global Equity Funds use a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by the International Equity, World Equity Ex-US, Screened World Equity Ex-US, Emerging Markets Equity and Global Equity Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a "confidence interval" which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the International Equity, World Equity Ex-US, Screened World Equity Ex-US, Emerging Markets Equity and Global Equity Funds shall value the non-U.S. securities in their portfolios that exceed the applicable "confidence interval" based upon the adjusted prices provided by the fair valuation vendor.

Redeemable securities issued by open end investment companies are valued at the investment company's applicable NAV, with the exception of ETFs which are priced as equity securities.

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Minimum Purchases

To purchase shares for the first time, Eligible Investors must invest at least $500,000 in any Fund. A Fund may accept investments of smaller amounts at its discretion.

Frequent Purchases and Redemptions of Fund Shares

"Market timing" refers to a pattern of frequent purchases and sales of a Fund's shares, often with the intent of earning arbitrage profits. Market timing of the Funds could harm other shareholders in various ways, including by diluting the value of the shareholders' holdings, increasing Fund transaction costs, disrupting portfolio management strategy, causing a Fund to incur unwanted taxable gains and forcing a Fund to hold excess levels of cash.

The Funds are intended to be long-term investment vehicles and are not designed for investors that engage in short-term trading activity (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa, in an effort to take advantage of short-term market movements). Accordingly, the Board of Trustees has adopted policies and procedures on behalf of the Funds to deter short-term trading. The Transfer Agent will monitor trades in an effort to detect short-term trading activities. If, as a result of this monitoring, a Fund determines, in its sole discretion, that a shareholder has engaged in excessive short-term trading, it will refuse to process future purchases or exchanges into the Fund from that shareholder's account.

A shareholder will be considered to be engaging in excessive short-term trading in a Fund in the following circumstances:

i.  if the shareholder conducts four or more "round trips" in a Fund in any twelve-month period. A round trip involves the purchase of shares of a Fund and the subsequent redemption of all or most of those shares. An exchange into and back out of a Fund in this manner is also considered a round trip.

ii.  if a Fund determines, in its sole discretion, that a shareholder's trading activity constitutes excessive short-term trading, regardless of whether such shareholder exceeds the foregoing round trip threshold.

The Funds, in their sole discretion, also reserve the right to reject any purchase request (including exchange requests) for any reason without notice.

Judgments with respect to implementation of the Funds' policies are made uniformly and in good faith in a manner that the Funds believe is consistent with the best long-term interests of shareholders. When applying the Funds' policies, the Funds may consider (to the extent reasonably available) an investor's trading history in all SEI funds, as well as trading in accounts under common ownership, influence or control, and any other information available to the Funds.

The Funds' monitoring techniques are intended to identify and deter short-term trading in the Funds. However, despite the existence of these monitoring techniques, it is possible that short-term trading may occur in the Funds without being identified. For example, certain investors seeking to engage in short-term trading may be adept at taking steps to hide their identity or activity from the Funds' monitoring techniques. Operational or technical limitations may also limit the Funds' ability to identify short-term trading activity.

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The Funds and/or their service providers have entered into agreements with financial intermediaries that require them to provide the Funds and/or their service providers with certain shareholder transaction information to enable the Funds and/or their service providers to review the trading activity in the omnibus accounts maintained by financial intermediaries. The Funds may also delegate trade monitoring to the financial intermediaries. If excessive trading is identified in an omnibus account, the Funds will work with the financial intermediary to prohibit the shareholder from future purchases or exchanges into the Funds.

Certain of the Funds are sold to participant-directed employee benefit plans. The Funds' ability to monitor or restrict trading activity by individual participants in a plan may be constrained by regulatory restrictions or plan policies. In such circumstances, the Funds will take such action, which may include taking no action, as deemed appropriate in light of all the facts and circumstances.

The Funds may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

Foreign Investors

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in a Fund subject to the satisfaction of enhanced due diligence.

Customer Identification and Verification and Anti-Money Laundering Program

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. Accounts for the Funds are generally opened through other financial institutions or financial intermediaries. When you open your account through your financial institution or financial intermediary, you will have to provide your name, address, date of birth, identification number and other information that will allow the financial institution or financial intermediary to identify you. This information is subject to verification by the financial institution or financial intermediary to ensure the identity of all persons opening an account.

Your financial institution or financial intermediary is required by law to reject your new account application if the required identifying information is not provided. Your financial institution or intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, your financial institution or financial intermediary may be required to collect documents to establish and verify your identity.

The Funds will accept investments and your order will be processed at the NAV next determined after receipt of your application in proper form (which includes receipt of all identifying information required on the application). The Funds, however, reserve the right to close and/or liquidate your account at the then-current day's price if the financial institution or financial intermediary through which you open your account is unable to verify your identity. As a result, you may be subject to a gain or loss on Fund shares as well as corresponding tax consequences.

Customer identification and verification are part of the Funds' overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your

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account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if a Fund is required to withhold such proceeds.

HOW TO SELL YOUR FUND SHARES

Financial institutions and intermediaries may sell Fund shares on behalf of their clients on any Business Day. For information about how to sell Fund shares through your financial institution or intermediary, you should contact your financial institution or intermediary directly. Your financial institution or intermediary may charge a fee for its services. The sale price of each share will be the next NAV determined after the Funds receive your request or after the Funds' authorized intermediary receives your request if transmitted to the Funds in accordance with the Funds' procedures and applicable law.

Receiving Your Money

Normally, the Funds will make payment on your sale on the Business Day following the day on which they receive your request, but it may take up to seven days. You may arrange for your proceeds to be wired to your bank account.

Redemptions in Kind

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds' remaining shareholders) the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Suspension of Your Right to Sell Your Shares

The Funds may suspend your right to sell your shares if the NYSE restricts trading, the Securities and Exchange Commission declares an emergency or for other reasons. More information about such suspension can be found in the SAI.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. The Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions. If the Funds follow these procedures, the Funds will not be responsible for any losses or costs incurred by following telephone instructions that the Funds reasonably believe to be genuine.

DISTRIBUTION OF FUND SHARES

SEI Investments Distribution Co. (SIDCo.) is the distributor of the shares of the Funds. SIDCo. receives no compensation for distributing the Funds' shares.

The Funds are sold primarily through independent registered investment advisers, financial planners, bank trust departments and other financial advisors (Financial Advisors) who provide their clients with

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advice and services in connection with their investments in the Funds. Many Financial Advisors are also associated with broker-dealer firms. SIMC and its affiliates, at their expense, may pay compensation to these broker-dealers or other financial institutions for marketing, promotional or other services. These payments may be significant to these firms, and may create an incentive for the firm or its associated Financial Advisors to recommend or offer shares of the Funds to its customers rather than other funds or investment products. These payments are made by SIMC and its affiliates out of their past profits or other available resources. SIMC and its affiliates may also provide other products and services to Financial Advisors. For additional information, please see the Funds' SAI. You can also ask your Financial Advisor about any payments it receives from SIMC and its affiliates, as well as about fees it charges.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

Portfolio holdings information for a Fund can be obtained on the Internet at the following address: http://www.seic.com/holdings_home.asp (the Portfolio Holdings Website). Five calendar days after each month end, a list of all portfolio holdings in each Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person that requests it, through electronic or other means. The portfolio holdings information placed on the Portfolio Holdings Website shall remain there until the fifth calendar day of the thirteenth month after the date to which the data relates, at which time it will be permanently removed from the site.

Additional information regarding the Funds' policies and procedures on the disclosure of portfolio holdings information is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Funds distribute their investment income periodically as a dividend to shareholders. It is the policy of the International Equity, World Equity Ex-US, Screened World Equity Ex-US, Emerging Markets Equity and Global Equity Funds to pay dividends periodically (at least once annually); the Dynamic Asset Allocation Fund to pay dividends annually; the Core Fixed Income, High Yield Bond and Long Duration Funds to pay dividends monthly; and the Large Cap, Large Cap Diversified Alpha, Large Cap Disciplined Equity, Large Cap Index, Strategic U.S. Large Cap Equity, Small Cap, Small/Mid Cap Equity, U.S. Managed Volatility, Enhanced LIBOR Opportunities, Emerging Markets Debt and Real Return Funds to pay dividends quarterly. The Funds make distributions of capital gains, if any, at least annually.

You will receive dividends and distributions in the form of cash unless otherwise stated.

Taxes

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. Below the Funds have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

At least annually, each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive from the Funds may be

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subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest them. Income distributions, including net short-term capital gains, are generally taxable at ordinary income tax rates except to the extent they are designated as qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent that a Fund receives qualified dividend income. Qualified dividend income may include dividend income from certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). Capital gains distributions are generally taxable at the rates applicable to long-term capital gains regardless of how long you have held your Fund shares. Long-term capital gains are currently taxable at the maximum rate of 15%. Absent further legislation, the maximum 15% rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010. The Enhanced LIBOR Opportunities, Core Fixed Income, High Yield Bond, Long Duration, Emerging Markets Debt and Real Return Funds are each expected to make primarily ordinary income distributions that will not be treated as qualified dividend income.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale. Currently, any capital gain or loss realized upon a sale or exchange of Fund shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year. Capital gain or loss realized upon a sale or exchange of Fund shares held for one year or less is generally treated as short-term capital gain or loss, except that any capital loss on the sale of the Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares.

If you have a tax-advantaged retirement account, you will generally not be subject to federal taxation on income and capital gain distributions until you begin receiving your distributions from your retirement account. You should consult your tax advisor regarding the rules governing your own retirement plan.

Income received by the International Equity, World Equity Ex-US, Screened World Equity Ex-US, Emerging Markets Equity and Global Equity Funds from sources within foreign countries may be subject to foreign income taxes withheld at the source. The Funds may elect to pass through to you your pro rata share of foreign income taxes paid by each Fund. The Funds will notify you if they make such election and provide you with the information necessary to reflect foreign taxes paid on your income tax return if they make this election. With respect to these same Funds, as well as the Emerging Markets Debt Fund, some foreign governments levy withholding taxes against dividend and other types of interest income. Although in some countries a portion of these withholding taxes is recoverable, the non-recovered portion will reduce the income received from the securities in these Funds. In addition, these Funds may be able to pass along a tax credit for foreign income taxes that they pay.

Non-U.S. investors in the Funds may be subject to U.S. withholding tax and are encouraged to consult their tax advisor prior to investing the Funds.

The Funds' SAI contains more information about taxes.

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FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the Class A Shares of the Large Cap, Large Cap Diversified Alpha, Large Cap Disciplined Equity, Large Cap Index, Small Cap, Small/Mid Cap Equity, U.S. Managed Volatility, International Equity, World Equity Ex-US, Screened World Equity Ex-US, Enhanced LIBOR Opportunities, Core Fixed Income, High Yield Bond, Long Duration, Emerging Markets Debt and Real Return Funds. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.

The information for the years ended May 31, 2006, 2007, 2008, 2009 and 2010 has been derived from each Fund's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm. Its report, along with each Fund's financial statements, appears in the annual report. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-DIAL-SEI.

As of May 31, 2010, the Strategic U.S. Large Cap Equity, Emerging Markets Equity, Global Equity and Dynamic Asset Allocation Funds had not yet commenced operations.

SEI INSTITUTIONAL INVESTMENTS TRUST — FOR THE YEARS OR PERIODS ENDED MAY 31, FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income(2)	Net Realized and Unrealized Gains (Losses) on Securities	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period
Large Cap Fund
CLASS A
2010	$12.55	$0.23	$2.28	$2.51	$(0.22)	$—	$(0.22)	$14.84
2009	18.75	0.28	(6.22)	(5.94)	(0.26)	—	(0.26)	12.55
2008	20.31	0.32	(1.52)	(1.20)	(0.36)	—	(0.36)	18.75
2007	16.93	0.28	3.40	3.68	(0.30)	—	(0.30)	20.31
2006	15.53	0.24	1.44	1.68	(0.28)	—	(0.28)	16.93
Large Cap Diversified Alpha Fund
CLASS A
2010	$6.35	$0.09	$1.34	$1.43	$(0.09)	$—	$(0.09)	$7.69
2009	10.23	0.10	(3.91)	(3.81)	(0.07)**	—	(0.07)	6.35
2008	11.94	0.13	(1.15)	(1.02)	(0.17)	(0.52)	(0.69)	10.23
2007	9.94	0.19	2.04	2.23	(0.16)	(0.07)	(0.23)	11.94
2006 (1)	10.00	0.04	(0.09)	(0.05)	(0.01)	—	(0.01)	9.94

		Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
Large Cap Fund
CLASS A
2010		20.05%	$1,230,382	0.26%		0.26%		0.47%	1.56%	72%
2009		(31.73)	526,421	0.25		0.26		0.48	2.16	81
2008		(5.95)	361,156	0.26		0.26		0.47	1.66	57
2007		21.97	693,994	0.26		0.26		0.46	1.57	47
2006		10.87	801,217	0.25		0.26		0.48	1.47	103
Large Cap Diversified Alpha Fund
CLASS A
2010		22.61%	$352,500	0.31%		0.31%		0.47%	1.26%	95%
2009		(37.33)	331,002	0.48	*	0.48	*	0.64	1.41	132
2008		(8.80)	552,361	0.64	*	0.64	*	0.79	1.17	77
2007		22.64	453,954	0.62	*	0.62	*	0.74	1.77	132
2006	(1)	(0.49)	139,046	0.45	*	0.45	*	0.66	1.70	47

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		Net Asset Value, Beginning of Period	Net Investment Income(2)	Net Realized and Unrealized Gains (Losses) on Securities	Total from Operations	Dividends from Net Investment Income		Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period
Large Cap Disciplined Equity Fund
CLASS A
2010		$7.36	$0.15	$1.49	$1.64	$(0.14)		$—	$(0.14)	$8.86
2009		12.07	0.16	(4.75)	(4.59)	(0.12	)***	—	(0.12)	7.36
2008		14.38	0.22	(1.54)	(1.32)	(0.25)		(0.74)	(0.99)	12.07
2007	††	12.36	0.51	2.27	2.78	(0.30)		(0.46)	(0.76)	14.38
2006	††	12.05	0.26	0.85	1.11	(0.22)		(0.58)	(0.80)	12.36
Large Cap Index Fund
CLASS A
2010		$78.92	$2.01	$15.53	$17.54	$(1.93)		$—	$(1.93)	$94.53
2009		121.02	2.13	(41.96)	(39.83)	(2.13)		(0.14)	(2.27)	78.92
2008		135.30	2.47	(10.72)	(8.25)	(2.52)		(3.51)	(6.03)	121.02
2007		113.02	2.29	23.15	25.44	(2.33)		(0.83)	(3.16)	135.30
2006		106.24	2.06	7.77	9.83	(1.94)		(1.11)	(3.05)	113.02
Small Cap Fund
CLASS A
2010		$7.97	$0.08	$2.73	$2.81	$(0.09)		$—	$(0.09)	$10.69
2009		12.42	0.11	(4.37)	(4.26)	(0.19)		—	(0.19)	7.97
2008		16.44	0.11	(2.26)	(2.15)	(0.12)		(1.75)	(1.87)	12.42
2007		15.52	0.10	2.85	2.95	(0.12)		(1.91)	(2.03)	16.44
2006		14.27	0.07	2.55	2.62	(0.06)		(1.31)	(1.37)	15.52
Small/Mid Cap Equity Fund
CLASS A
2010		$7.85	$0.08	$2.71	$2.79	$(0.11)		$—	$(0.11)	$10.53
2009		12.22	0.12	(4.36)	(4.24)	(0.13)		—	(0.13)	7.85
2008		14.95	0.12	(1.91)	(1.79)	(0.12)		(0.82)	(0.94)	12.22
2007	††	13.38	0.19	2.57	2.76	(0.13)		(1.06)	(1.19)	14.95
2006	††	11.96	0.09	1.97	2.06	(0.08)		(0.56)	(0.64)	13.38

		Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
Large Cap Disciplined Equity Fund
CLASS A
2010		22.32%	$6,960,762	0.18%	0.18%	0.47%	1.74%	104%
2009		(38.18)	6,043,119	0.19	0.19	0.47	1.97	108
2008		(9.57)	8,767,342	0.19	0.19	0.47	1.70	111
2007	††	23.15	7,833,212	0.23 (3)	0.23 (3)	0.47 (3)	2.43	135
2006	††	9.33	4,938,416	0.24	0.24	0.47	2.10	140
Large Cap Index Fund
CLASS A
2010		22.34%	$509,120	0.06%	0.06%	0.24%	2.17%	11%
2009		(32.99)	353,892	0.06	0.06	0.25	2.56	18
2008		(6.25)	386,873	0.06	0.06	0.24	1.97	14
2007		22.87	416,933	0.06	0.06	0.24	1.88	10
2006		9.34	367,084	0.08	0.08	0.24	1.84	20
Small Cap Fund
CLASS A
2010		35.32%	$1,339,748	0.53%	0.54%	0.72%	0.86%	106%
2009		(34.27)	985,860	0.52	0.54	0.72	1.26	122
2008		(13.58)	1,819,700	0.52	0.54	0.72	0.80	99
2007		20.32	2,136,857	0.52	0.54	0.72	0.67	92
2006		18.93	1,951,138	0.52	0.54	0.72	0.44	119
Small/Mid Cap Equity Fund
CLASS A
2010		35.79%	$2,064,443	0.49%	0.50%	0.72%	0.79%	97%
2009		(34.70)	1,724,824	0.48	0.50	0.72	1.40	125
2008		(12.14)	2,373,056	0.49	0.50	0.72	0.97	95
2007	††	21.60	1,865,746	0.48	0.50	0.72	0.85	104
2006	††	17.51	1,216,640	0.50	0.53	0.72	0.69	123

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		Net Asset Value, Beginning of Period	Net Investment Income(2)	Net Realized and Unrealized Gains (Losses) on Securities	Total from Operations	Dividends from Net Investment Income		Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period
U.S. Managed Volatility Fund
CLASS A
2010		$9.55	$0.22	$1.78	$2.00	$(0.22)		$(0.17)	$(0.39)	$11.16
2009	(4)	10.00	0.09	(0.51)	(0.42)	(0.03)		—	(0.03)	9.55
International Equity Fund
CLASS A
2010		$6.08	$0.15	$0.27	$0.42	$(0.13)		$—	$(0.13)	$6.37
2009		11.12	0.21	(5.15)	(4.94)	(0.09)		(0.01)	(0.10)	6.08
2008		14.27	0.37	(1.05)	(0.68)	(0.44)		(2.03)	(2.47)	11.12
2007		14.05	0.37	3.12	3.49	(0.50)		(2.77)	(3.27)	14.27
2006		11.15	0.29	3.09	3.38	(0.37)		(0.11)	(0.48)	14.05
World Equity Ex-US Fund
CLASS A
2010		$8.39	$0.20	$0.72	$0.92	$(0.22)		$—	$(0.22)	$9.09
2009		14.56	0.26	(6.43)	(6.17)	—		—	—	8.39
2008		15.96	0.38	(0.51)	(0.13)	(0.39)		(0.88)	(1.27)	14.56
2007		12.99	0.35	3.47	3.82	(0.33)		(0.52)	(0.85)	15.96
2006		9.81	0.27	3.01	3.28	(0.09)		(0.01)	(0.10)	12.99
Screened World Equity Ex-US Fund
CLASS A
2010		$6.42	$0.13	$0.58	$0.71	$(0.09)		$—	$(0.09)	$7.04
2009	(8)	10.00	0.14	(3.66)	(3.52)	(0.06)		—	(0.06)	6.42
Enhanced LIBOR Opportunities Fund
CLASS A
2010		$6.95	$0.21	$0.67	$0.88	$(0.14)		$—	$(0.14)	$7.69
2009		9.11	0.22	(2.22)	(2.00)	(0.16	)(5)	—	(0.16)	6.95
2008		10.14	0.42	(1.00)	(0.58)	(0.44)		(0.01)	(0.45)	9.11
2007	(11)	10.00	0.27	0.03	0.30	(0.16)		—	(0.16)	10.14

		Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
U.S. Managed Volatility Fund
CLASS A
2010		21.12%	$255,094	0.35%		0.35%		0.72%		2.04%	58%
2009	(4)	(4.16)	237,860	0.35		0.35		0.75		2.31	31
International Equity Fund
CLASS A
2010		6.68%	$605,479	0.39%		0.39%		0.64%		2.25%	153%
2009		(44.32)	704,876	0.39	(13)	0.39	(13)	0.61	(13)	3.03	200
2008		(5.52)	1,452,962	0.40	(12)	0.41	(12)	0.62	(12)	2.99	145
2007		28.00	1,790,634	0.50	(9)	0.50	(9)	0.71	(9)	2.69	153
2006		30.77	1,656,985	0.36		0.36		0.63		2.30	116
World Equity Ex-US Fund
CLASS A
2010		10.74%	$3,712,614	0.45%		0.45%		0.65%		2.10%	149%
2009		(42.38)	2,721,757	0.45	(14)	0.45	(14)	0.66	(14)	3.03	171
2008		(1.14)	3,301,120	0.57		0.57		0.67		2.58	153
2007		30.29	2,053,014	0.71	(10)	0.71	(10)	0.77	(10)	2.45	154
2006		33.52	908,582	0.60		0.61		0.76		2.22	104
Screened World Equity Ex-US Fund
CLASS A
2010		11.00%	$68,743	0.80%		0.80%		1.06%		1.69%	161%
2009	(8)	(35.12)	52,107	0.80		0.80		1.10		2.38	101
Enhanced LIBOR Opportunities Fund
CLASS A
2010		12.66%	$115,519	0.41%		0.41%		0.54%		2.85%	12%
2009		(22.20)	165,113	0.41		0.41		0.54		2.91	27
2008		(5.88)	244,380	0.42		0.42		0.55		4.45	25
2007	(11)	3.02	123,430	0.44		0.44		0.54		5.84	53

SEI / PROSPECTUS

	Net Asset Value, Beginning of Period	Net Investment Income(2)	Net Realized and Unrealized Gains (Losses) on Securities	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period
Core Fixed Income Fund
CLASS A
2010	$9.42	$0.47	$0.95	$1.42	$(0.49)	$—	$(0.49)	$10.35
2009	9.95	0.52	(0.38)	0.14	(0.52)	(0.15)	(0.67)	9.42
2008	9.99	0.54	(0.04)	0.50	(0.54)	—	(0.54)	9.95
2007	9.84	0.53	0.14	0.67	(0.52)	—	(0.52)	9.99
2006	10.34	0.47	(0.48)	(0.01)	(0.48)	(0.01)	(0.49)	9.84
High Yield Bond Fund
CLASS A
2010	$7.00	$0.84	$1.72	$2.56	$(0.80)	$(0.02)	$(0.82)	$8.74
2009	9.17	0.80	(2.14)	(1.34)	(0.77)	(0.06)	(0.83)	7.00
2008	10.33	0.82	(1.07)	(0.25)	(0.82)	(0.09)	(0.91)	9.17
2007	10.08	0.84	0.30	1.14	(0.84)	(0.05)	(0.89)	10.33
2006 (7)	10.00	0.40	0.08	0.48	(0.40)	—	(0.40)	10.08
Long Duration Fund
CLASS A
2010	$7.77	$0.45	$0.93	$1.38	$(0.46)	$—	$(0.46)	$8.69
2009	8.57	0.39	(0.72)	(0.33)	(0.47)	—	(0.47)	7.77
2008	9.52	0.51	(0.91)	(0.40)	(0.55)	—	(0.55)	8.57
2007	9.31	0.53	0.18	0.71	(0.50)	—	(0.50)	9.52
2006	10.56	0.46	(1.07)	(0.61)	(0.54)	(0.10)	(0.64)	9.31
Emerging Markets Debt Fund
CLASS A
2010	$9.27	$0.84	$1.40	$2.24	$(1.04)	$—	$(1.04)	$10.47
2009	10.42	0.75	(1.19)	(0.44)	(0.71)	—	(0.71)	9.27
2008	10.95	0.70	(0.37)	0.33	(0.75)	(0.11)	(0.86)	10.42
2007	9.97	0.65	1.03	1.68	(0.62)	(0.08)	(0.70)	10.95
2006 (7)	10.00	0.27	(0.17)	0.10	(0.13)	—	(0.13)	9.97

		Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
Core Fixed Income Fund
CLASS A
2010		15.34%	$5,705,708	0.14%	0.14%	0.37%	4.71%	242%
2009		1.85	4,540,593	0.14	0.14	0.37	5.56	411
2008		5.10	6,149,448	0.14	0.14	0.37	5.35	432
2007		6.95	5,894,127	0.14	0.14	0.37	5.23	428
2006		(0.09)	4,646,403	0.14	0.14	0.37	4.62	545
High Yield Bond Fund
CLASS A
2010		37.60%	$1,634,608	0.35%	0.35%	0.56%	10.03%	110%
2009		(13.79)	1,239,271	0.35	0.35	0.56	11.34	79
2008		(2.36)	1,399,859	0.35	0.35	0.55	8.63	59
2007		11.81	1,241,924	0.35	0.35	0.56	8.25	98
2006	(7)	4.85	862,371	0.35	0.35	0.57	8.15	58
Long Duration Fund
CLASS A
2010		18.11%	$2,736,187	0.20%	0.20%	0.37%	5.42%	113%
2009		(3.89)	1,489,047	0.20	0.20	0.39	4.88	95
2008		(4.52)	115,754	0.20	0.20	0.39	5.47	58
2007		7.67	184,616	0.20	0.20	0.38	5.49	97
2006		(6.08)	165,324	0.20	0.20	0.39	4.69	113
Emerging Markets Debt Fund
CLASS A
2010		24.93%	$989,598	0.55%	0.55%	0.93%	8.12%	66%
2009		(3.55)	901,226	0.55	0.55	0.94	8.56	78
2008		3.24	1,062,491	0.55	0.55	0.93	6.65	66
2007		17.40	804,036	0.55	0.55	0.94	6.16	89
2006	(7)	1.00	479,808	0.55	0.55	0.95	5.43	51

SEI / PROSPECTUS

		Net Asset Value, Beginning of Period	Net Investment Income(2)	Net Realized and Unrealized Gains (Losses) on Securities	Total from Operations	Dividends from Net Investment Income		Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period
Real Return Fund
CLASS A
2010		$10.11	$0.33	$0.24	$0.57	$(0.27)		$—	$(0.27)	$10.41
2009		10.99	0.21	(0.27)	(0.06)	(0.82	)(6)	—	(0.82)	10.11
2008		10.10	0.58	0.75	1.33	(0.34)		(0.10)	(0.44)	10.99
2007	(11)	10.00	0.26	(0.03)	0.23	(0.13)		—	(0.13)	10.10

		Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
Real Return Fund
CLASS A
2010		5.70%	$326,758	0.29%	0.29%	0.55%	3.18%	205%
2009		(0.17)	260,477	0.36	0.36	0.78	2.01	148
2008		13.30	362,129	0.43	0.43	0.77	5.36	47
2007	(11)	2.29	221,531	0.44	0.44	0.78	5.67	18

* The expense ratio includes dividend and interest expenses. Had these expenses been excluded, the ratios would have been 0.31% for the period ended May 31, 2009 and 0.32%, 0.35% and 0.34% for 2008, 2007 and 2006, respectively.

** Includes a return of capital of $0.05 per share.

*** Includes a return of capital of $0.10 per share.

† Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of Fund shares.

†† Per share amounts have been adjusted for a 10 to 1 stock split paid to shareholders of record on November 16, 2006.

(1) Commenced operations on February 28, 2006. All ratios for the period have been annualized.

(2) Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

(3) The expense ratio includes interest expense on reverse repurchase agreements. Had this expense been excluded, the ratios would have been 0.22%, 0.22%, and 0.47%, respectively.

(4) Commenced operations on December 30, 2008. All ratios for the period have been annualized.

(5) Includes a return of capital of $0.04 per share.

(6) Includes a return of capital of $0.06 per share.

(7) Commenced operations on December 5, 2005. All ratios for the period have been annualized.

(8) Commenced operations on June 30, 2008. All ratios for the period have been annualized.

(9) The expense ratio includes interest expense on reverse purchase agreements. Had this expense been excluded, the ratios would have been 0.37%, 0.37%, and 0.59%, respectively.

(10) The expense ratio includes interest expense on reverse purchase agreements. Had this expense been excluded, the ratios would have been 0.60%, 0.60%, and 0.67%, respectively.

(11) Commenced operations on December 14, 2006. All ratios for the period have been annualized.

(12) The expense ratio includes interest expense on reverse purchase agreements. Had this expense been excluded, the ratios would have been 0.39%, 0.40%, and 0.61%, respectively.

(13) The expense ratio includes interest expense on reverse purchase agreements. Had this expense been excluded, the ratios would have been 0.39%, 0.39% and 0.61%, respectively.

(14) The expense ratio includes interest expense on reverse purchase agreements. Had this expense been excluded, the ratios would have been 0.45%, 0.45% and 0.66%, respectively.

Amounts designated as "—" are zero or have been rounded to zero.

Investment Adviser

SEI Investments Management Corporation
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Distributor

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, PA 19103-2921

More information about the Funds is available without charge through the following:

Statement of Additional Information (SAI)

The SAI dated September 30, 2010 includes more detailed information about SEI Institutional Investments Trust. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports

These reports list the Large Cap, Large Cap Diversified Alpha, Large Cap Disciplined Equity, Large Cap Index, Small Cap, Small/Mid Cap Equity, U.S. Managed Volatility, International Equity, World Equity Ex-US, Screened World Equity Ex-US, Enhanced LIBOR Opportunities, Core Fixed Income, High Yield Bond, Long Duration, Emerging Markets Debt and Real Return Funds' holdings and contain information from the Funds' managers about Fund strategies and market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone:	Call 1-800-DIAL-SEI

By Mail:	Write to the Funds at: One Freedom Valley Drive Oaks, PA 19456

By Internet:  The Funds do not have a website, but you can obtain the SAI, Annual or Semi-Annual Report by telephone or mail.

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about SEI Institutional Investments Trust, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following public address: publicinfo@sec.gov.

SEI Institutional Investments Trust's Investment Company Act registration number is 811-07257.

SEI-F-145 (9/10)